SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JNL VARIABLE FUND LLC
                            JNL VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC
                            JNLNY VARIABLE FUND I LLC
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

         ---------------------------------------------------------------

         4) Date Filed:

         ---------------------------------------------------------------

                            JNL(R) VARIABLE FUND LLC
                     First Trust/JNL The DowSM Target 5 Fund
                    First Trust/JNL The DowSM Target 10 Fund
                    First Trust/JNL The S&P(R) Target 10 Fund
                      First Trust/JNL Global Target 15 Fund
                         First Trust/JNL Target 25 Fund
                      First Trust/JNL Target Small-Cap Fund
                     First Trust/JNL Technology Sector Fund
              First Trust/JNL Pharmaceutical/Healthcare Sector Fund
                      First Trust/JNL Financial Sector Fund
                       First Trust/JNL Energy Sector Fund
                   First Trust/JNL Leading Brands Sector Fund
                   First Trust/JNL Communications Sector Fund

                            JNL VARIABLE FUND III LLC
                    First Trust/JNL The DowSM Target 10 Fund

                             JNL VARIABLE FUND V LLC
                    First Trust/JNL The DowSM Target 10 Fund

                            JNLNY VARIABLE FUND I LLC
                    First Trust/JNL The DowSM Target 10 Fund
                    First Trust/JNL The S&P(R) Target 10 Fund
                      First Trust/JNL Global Target 15 Fund
                         First Trust/JNL Target 25 Fund
                      First Trust/JNL Target Small-Cap Fund

                                 1 Corporate Way
                                Lansing, MI 48951

               NOTICE OF JOINT SPECIAL MEETING OF INTEREST HOLDERS
                         TO BE HELD ON DECEMBER 1, 2003

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of interest holders of First Trust/JNL The Dow Target 5 Fund, First Trust/JNL The Dow Target 10 Fund, First Trust/JNL The S&P Target 10 Fund, First Trust/JNL Global Target 15 Fund, First Trust/JNL Target 25 Fund, First Trust/JNL Target Small-Cap Fund, First Trust/JNL Technology Sector Fund, First Trust/JNL Pharmaceutical/Healthcare Sector Fund, First Trust/JNL Financial Sector Fund, First Trust/JNL Energy Sector Fund, First Trust/JNL Leading Brands Sector Fund and First Trust/JNL Communications Sector Fund of JNL VARIABLE FUND LLC, First Trust/JNL The Dow Target 10 Fund of JNL VARIABLE FUND III LLC, First Trust/JNL The Dow Target 10 Fund of JNL VARIABLE FUND V LLC, and First Trust/JNL The DowSM Target 10 Fund, First Trust/JNL The S&P(R) Target 10 Fund, First Trust/JNL Global Target 15 Fund, First Trust/JNL Target 25 Fund, and First Trust/JNL Target Small-Cap Fund, of JNLNY VARIABLE FUND I LLC (each of the foregoing LLCs is hereinafter referred to as a "Company") will be held in the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, on December 1, 2003, at 11:00 a.m., local time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. ALL INTEREST HOLDERS OF EACH COMPANY, VOTING TOGETHER: To vote on the election of two additional Managers of the Board of Managers of each Company.

2. EACH FUND, VOTING SEPARATELY: To approve or disapprove a Rule 12b-1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund of each Company.

3. EACH FUND, VOTING SEPARATELY: To approve or disapprove a change in sub-adviser and a proposed Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Curian Capital LLC ("Curian Capital"), under which Curian Capital would serve as sub-adviser to each Fund of each Company.

4. EACH FUND, VOTING SEPARATELY: To approve or disapprove an arrangement and an amendment to the investment advisory and management agreement that would permit Jackson National Asset Management LLC, the Companies' investment adviser, with Board approval, to enter into or amend any sub-advisory agreement with an unaffiliated sub-adviser without interest holder approval.

5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT INTEREST HOLDERS VOTE FOR ALL APPLICABLE PROPOSALS.

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

Only interest holders of record at the close of business on September 25, 2003, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the interests of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

                       By Order of the Board of Managers,


                                 THOMAS J. MEYER
                                    Secretary

October ___, 2003
Lansing, Michigan

JNL(R) VARIABLE FUND LLC: First Trust/JNL The DowSM Target 5 Fund; First Trust/JNL The DowSM Target 10 Fund; First Trust/JNL The S&P(R) Target 10 Fund; First Trust/JNL Global Target 15 Fund; First Trust/JNL Target 25 Fund; First Trust/JNL Target Small-Cap Fund; First Trust/JNL Technology Sector Fund; First Trust/JNL Pharmaceutical/Healthcare Sector Fund; First Trust/JNL Financial Sector Fund; First Trust/JNL Energy Sector Fund; First Trust/JNL Leading Brands Sector Fund; First Trust/JNL Communications Sector Fund

JNL VARIABLE FUND III LLC:  First Trust/JNL The DowSM Target 10 Fund

JNL VARIABLE FUND V LLC:  First Trust/JNL The DowSM Target 10 Fund

JNLNY VARIABLE FUND I LLC: First Trust/JNL The DowSM Target 10 Fund; First Trust/JNL The S&P(R)Target 10 Fund; First Trust/JNL Global Target 15 Fund; First Trust/JNL Target 25 Fund; First Trust/JNL Target Small-Cap Fund

1 Corporate Way
Lansing, MI 48951

                                 PROXY STATEMENT
                       SPECIAL MEETING OF INTEREST HOLDERS
                                December 1, 2003

This joint proxy statement is furnished in connection with the solicitation by the Board of Managers (the "Managers" or "Board") of each of JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC (together, the "Companies") of proxies to be voted at a joint Special Meeting of holders of interests of the Companies' respective portfolios listed above (collectively referred to herein as the "Funds"), to be held on December 1, 2003, at 11:00 a.m., local time, in the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Interest Holders (the "Notice").

The Notice, this Proxy Statement and the accompanying voting instructions forms were first mailed to variable annuity contract owners on or about October 20, 2003.

                             ADDITIONAL INFORMATION

Additional information regarding the Companies and the Funds can be found in the Companies' most recent annual and semi-annual reports to interest holders.

THE COMPANIES' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO INTEREST HOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE COMPANIES AS OF DECEMBER 31, 2002 AND JUNE 30, 2003 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING
(800) 766-4683 OR WRITING TO THE JNL VARIABLE FUND LLC SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002.

                               VOTING INSTRUCTIONS

QUORUM AND VOTING

The Amended and Restated Operating Agreement of each Company, dated September 25, 2003, provides that a majority of the interests entitled to vote shall be a quorum for the transaction of business at a meeting of interest holders. The Operating Agreement further provides that interests may be voted in person or by proxy. Each proxy shall be in writing, signed by the interest holder or his or her duly authorized attorney and dated. Unless voting is conducted by inspectors, the proxies and ballots shall be received and all questions regarding the qualification of voters and the validity of the proxies and the acceptance or rejection of votes shall be decided by the Chairman of the Board.

REQUIRED VOTE

The Operating Agreement provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for an interest holder vote, unless more than a simple majority is required by law or the Operating Agreement. Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the interests of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding interests of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding interests of the Fund. The approval of a Proposal depends upon whether a sufficient number of votes is cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that Proposal.

CONTRACT OWNER VOTING INSTRUCTIONS

Each Company is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in membership interests (the "interests").

Interests of the Funds currently are sold only to separate accounts of Jackson National Life Insurance Company ("Jackson National Life") or Jackson National Life Insurance Company of New York ("Jackson National NY") to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by Jackson National Life or Jackson National NY, respectively (each an "issuing insurer") or directly to Jackson National Life. Although the issuing insurers legally own all of the interests of each Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in interests of one or more Funds.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the interests attributable to your Variable Contract. The issuing insurer will vote all such interests in accordance with the voting instructions timely given by the owners of Variable Contracts ("Contract owners") with assets invested in a Fund. Contract owners at the close of business on September 25, 2003 (the "Record Date") will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those interests attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the interests attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those interests in favor of the proposal. If the Contract owner does not return the form, the issuing insurer will vote those interests in the same proportion as interests for which instructions were received from other Contract owners. The issuing insurers have fixed the close of business on November 25, 2003 as the last day on which voting instructions will be accepted.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Companies receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

REVOCATION OF VOTING INSTRUCTIONS

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Companies a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the interests of the Funds in accordance with all properly executed and unrevoked voting instructions.

                              SUMMARY OF PROPOSALS

The following Table identifies the Funds entitled to vote on each proposal:

----------------------------------------------------------- ---------------------------------------------------------
                         PROPOSAL                                            FUNDS ENTITLED TO VOTE
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
1. To vote on the election of two additional Managers       JNL Variable Fund LLC: All Funds, voting together
of the Board of Managers of each Company.                   JNL Variable Fund III LLC: All Funds
                                                            JNL Variable Fund V LLC:  All Funds
                                                            JNLNY Variable Fund I LLC:  All Funds, voting together
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
2. To approve or disapprove a Rule 12b-1 Plan pursuant      Each Fund, voting separately
to Rule 12b-1 under the Investment Company Act of 1940
for each Fund of each Company.
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
3. To approve or disapprove a change in sub-adviser and     Each Fund, voting separately
a proposed Investment Sub-Advisory Agreement between
Jackson National Asset Management, LLC and Curian Capital
LLC, under which Curian Capital LLC would serve as
sub-adviser for each Fund of each Company.
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
4. To approve or disapprove an arrangement and an           Each Fund, voting separately
amendment to the investment advisory and management
agreement that would permit Jackson National Asset
Management LLC, the Companies' investment adviser, with
Board approval, to enter into or amend any sub-advisory
agreement with an unaffiliated sub-adviser without interest
holder approval.
----------------------------------------------------------- ---------------------------------------------------------

PROPOSAL 1:  ELECTION OF MANAGERS

At a Board Meeting held on September 25, 2003, the Board of Managers of each Company determined that it would be in the best interest of the Companies and their interest holders to create a consolidated Board of to oversee the operations of the Companies and other entities advised by Jackson National Asset Management LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life (hereinafter are referred to collectively as the "JNL Family of Funds"). Accordingly, the Boards of the JNL Family of Funds voted to combine the separate boards and create a consolidated Board.

The Boards anticipate that board consolidation will provide more effective and efficient board oversight. Because the Funds and many other series of the companies in the JNL Family of Funds invest in similar securities or have similar investment policies or objectives, the Boards face many similar oversight issues. While the Boards currently seek to coordinate their oversight activities, it is expected that consolidation will enable the Boards to eliminate some duplication of effort and facilitate the administration of the Board oversight process. The Boards anticipate that this may result in cost savings for the Funds. In addition, by enlarging the Boards, consolidation will enrich the Boards by bringing the experience and expertise of all of the current Trustees and Managers to bear on Board oversight of all of the members of the JNL Family of Funds.

STRUCTURE OF THE BOARD

Currently, the Board of Managers of each Company and JNLNY Variable Fund II (the "Variable Funds") consists of five members. Three of the current Managers are "Independent Managers," i.e., they are not "interested persons" of the Companies as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the Managers are "interested persons" because of their positions with Jackson National Life and its affiliates.

Under the proposed structure, the consolidated Board will consist of seven members, two of whom would be "interested persons" and five of whom would be Independent Managers. Each of the two interested members (Messrs. Hopping and Fritts) currently is a Manager or a Trustee, as appropriate, of each entity in the JNL Family of Funds. Each of the proposed independent members (Messrs. Bouchard, D'Annunzio, Frauenheim, McLellan and Mrs. Engler) currently serves as either a Manager or Trustee of at least one of the entities in the JNL Family of Funds. To implement this proposal with respect to the Companies, the five current Managers would continue to serve; in addition it is proposed to fill the two new positions on that Board of Managers with two individuals (Messrs. Frauenheim and McLellan) who currently serve as independent Trustees of the JNL Series Trust.

Accordingly, at the September 25, 2003 Board meeting, the Boards of the Companies voted to expand the membership of each Board from five to seven Managers and to nominate Joseph Frauenheim and Richard McLellan for the newly-created positions. Each of those individuals has been nominated to hold office until his or her successor is duly elected and has qualified. Neither nominee currently is a Manager of any Company. However, both are Trustees of the JNL Series Trust and have served as Trustees since December 1994. Accordingly, the Managers believe that with that experience, combined with their other qualifications, both nominees are qualified to contribute to the Companies' Boards.

Also, at the September 25, 2003 Board meeting, each Board approved resolutions calling for this Special Meeting of interest holders for the purpose, among other things, of electing the nominees.

An interest holder using the enclosed voting instruction form may authorize the proxies to vote for all or any of the nominees or may withhold from the proxies authority to vote for all or any of the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Manager, the proxies will exercise their voting power in favor of such substitute nominee, if any, as each Company's Board of Managers may designate. The Companies have no reason to believe that it will be necessary to designate a substitute nominee. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the interest holders, the remaining Managers shall appoint a person to fill the vacancy for the entire unexpired term.

The following tables list the nominees, Managers and officers of the Companies, and provide their present positions and principal occupations during the past five years. The following tables also list the number of portfolios overseen by the each Manager and other directorships of public companies or other registered investment companies held by them. Each current Manager and officer of a Company shown in the tables below holds the same positions with each of the Companies.

For purposes of these tables, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (57 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (12 portfolios), JNL Variable Fund III LLC (1 portfolio), JNL Variable Fund V LLC (1 portfolio), JNLNY Variable Fund I LLC (12 portfolios), and JNLNY Variable Fund II LLC (1 portfolio). Each of the Companies' Managers is also a Manager or trustee of other funds in the Fund Complex and each of the Companies' officers is also an officer of other funds in the Fund Complex.

NOMINEES

----------------------------- -------------- -------------- -------------------------- -------------- ---------------
                                                                                         Number of       Other
                                                                                         Portfolios   Directorships
                                                Term of                                   in Fund        Held by
                               Position(s)     Office and                                Complex      Director or
                                Held with      Length of    Principal Occupations(s)    Overseen by    Nominee for
    Name, Address and Age       Companies     Time Served      During Past 5 Years        Nominee        Director
----------------------------- -------------- -------------- -------------------------- -------------- ---------------
----------------------------- -------------- -------------- -------------------------- -------------- ---------------
Joseph Frauenheim (69)        None           Not            Consultant (Banking)       85*            None
1 Corporate Way                              Applicable
Lansing, Michigan
----------------------------- -------------- -------------- -------------------------- -------------- ---------------
----------------------------- -------------- -------------- -------------------------- -------------- ---------------
Richard D. McLellan (61)      None           Not            Partner, Dykema Gossett    85*            None
1 Corporate Way                              Applicable     PLLC (Law Firm)
Lansing, Michigan
----------------------------- -------------- -------------- -------------------------- -------------- ---------------

*As Trustees of JNL Series Trust, Messrs. Frauenheim and McLellan each currently oversee 57 portfolios in the Fund Complex. The table shows how many portfolios they would oversee (85) if elected as Managers of all of the Companies.

Independent Managers

----------------------------- --------------- ------------- -------------------------- -------------- ---------------
                                                                                         Number of       Other
                                                                                         Portfolios   Directorships
                                                Term of                                   in Fund        Held by
                               Position(s)     Office and                                Complex      Director or
                                Held with      Length of    Principal Occupations(s)    Overseen by    Nominee for
    Name, Address and Age       Companies     Time Served      During Past 5 Years        Nominee        Director
----------------------------- --------------- ------------- -------------------------- -------------- ---------------
----------------------------- --------------- ------------- -------------------------- -------------- ---------------
Michael J. Bouchard (47)      Manager         4/00 to       Sheriff, Oakland County,   28*            None
1 Corporate Way                               present       Michigan, Senator -
Lansing, MI 48951                                           State of Michigan
                                                            (1991-1999)

----------------------------- --------------- ------------- -------------------------- -------------- ---------------
----------------------------- --------------- ------------- -------------------------- -------------- ---------------
Dominic A. D'Annunzio (65)    Manager         6/03 to       Acting Commissioner of     85             None
1 Corporate Way                               present       Insurance for the State
Lansing, MI 48951                                           of Michigan (1/90 to
                                                            5/90) (8/97 to
                                                            5/98); Deputy
                                                            Commissioner of the
                                                            Office of Financial
                                                            Analysis and
                                                            Examinations (4/89
                                                            to 8/97)

----------------------------- --------------- ------------- -------------------------- -------------- ---------------
----------------------------- --------------- ------------- -------------------------- -------------- ---------------
Michelle Engler (45)          Manager         4/00 to       Attorney (1983 to          28*            Director of
1 Corporate Way                               present       present); First Lady of                   Federal Home
Lansing, MI 48951                                           the State of Michigan                     Loan Mortgage
                                                            (1990 to 2002); Michigan                  Corporation
                                                            Community Service
                                                            Commission Chair (1991
                                                            to 2000)
----------------------------- --------------- ------------- -------------------------- -------------- ---------------

*  Mr. Bouchard and Mrs. Engler have both been nominated to the Board of Trustees of the JNL Series Trust.  If
elected, each would oversee 85 portfolios.

INTERESTED MANAGERS

----------------------------- -------------- ------------- --------------------------- -------------- ---------------
                                                                                         Number of       Other
                                                                                         Portfolios   Directorships
                                                Term of                                   in Fund        Held by
                               Position(s)     Office and                                Complex      Director or
                                Held with      Length of    Principal Occupations(s)    Overseen by    Nominee for
    Name, Address and Age       Companies     Time Served      During Past 5 Years        Nominee        Director
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
Andrew B. Hopping* (45)       Manager,       10/98 to      Executive Vice President,   85             None
1 Corporate Way               Chair of       present       Chief Financial Officer
Lansing, MI 48951             Board of                     and Treasurer of Jackson
                              Managers                     National Life;
                                                           Trustee or Manager,
                                                           and Chairman, of each
                                                           other investment
                                                           company in the Fund
                                                           Complex.

----------------------------- -------------- ------------- --------------------------- -------------- ---------------
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
Robert A. Fritts* (55)        Manager,       2/99 to       Senior Vice President       85             None
1 Corporate Way               President      present       (8/03 to present), Vice
Lansing, MI 48951             and Chief                    President (8/82 to 8/03)
                              Executive                    and Controller of Jackson
                              Officer                      National Life; Trustee or
                                                           Manager, and (since
                                                           12/02) President and
                                                           Chief Executive Officer,
                                                           of each other investment
                                                           company in the Fund
                                                           Complex.

----------------------------- -------------- ------------- --------------------------- -------------- ---------------

* Messrs. Hopping and Fritts are "interested persons" of the Companies due to their positions with Jackson National Life, which is the parent company of JNAM.

OFFICERS

----------------------------- -------------- ------------- --------------------------- -------------- ---------------
                                                                                         Number of       Other
                                                                                         Portfolios   Directorships
                                                Term of                                   in Fund        Held by
                               Position(s)     Office and                                Complex      Director or
                                Held with      Length of    Principal Occupations(s)    Overseen by    Nominee for
    Name, Address and Age       Companies     Time Served      During Past 5 Years        Nominee        Director
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
Thomas J. Meyer (56)          Vice           2/99 to       General Counsel, Senior     Not            Not Applicable
1 Corporate Way               President,     present       Vice President and          Applicable
Lansing, MI 48951             Counsel and                  Secretary of Jackson
                              Secretary                    National Life
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
Mark D. Nerud (37)            Vice           2/99 to       Chief Financial Officer     Not            Not Applicable
225 West Wacker Drive         President,     present       and Managing Board Member   Applicable
Chicago, IL 60606             Treasurer                    of JNAM; Vice President,
                              and Chief                    Treasurer, Chief
                              Financial                    Financial Officer of
                              Officer                      other Investment
                                                           Companies advised by
                                                           JNAM; Vice President -
                                                           Fund Accounting &
                                                           Administration of Jackson
                                                           National Life
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
----------------------------- -------------- ------------- --------------------------- -------------- ---------------
Susan S. Rhee (31)            Assistant      1/00 to       Secretary of JNAM;          Not            Not Applicable
1 Corporate Way               Secretary      present       Assistant Vice President    Applicable
Lansing, MI 48951                                          of Jackson National Life
                                                           (8/03 to present);
                                                           Associate General Counsel
                                                           of Jackson National Life
                                                           (7/01 to present); Senior
                                                           Attorney of Jackson
                                                           National Life (1/00 to
                                                           7/01); Goldman, Sachs &
                                                           Co. (10/99 to 12/99); Van
                                                           Eck Associates
                                                           Corporation (9/97 to
                                                           10/99)

----------------------------- -------------- ------------- --------------------------- -------------- ---------------

The officers of the Companies serve for one year or until their respective successors are chosen and qualified. The Companies' officers currently receive no compensation from the Companies, but are also officers of JNAM and certain of its affiliates and receive compensation in such capacities.

MEETINGS OF THE BOARD OF MANAGERS

During 2002, the Board of Managers held five meetings. None of the incumbent Managers who were Managers in 2002 attended fewer than 75 percent of the aggregate number of meetings of the Board or of board committees of which that Manager was a member.

COMMITTEES OF THE BOARD OF MANAGERS

The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Companies to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Companies' independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the independent auditor's and management's judgments about the quality and appropriateness of the Variable Funds' accounting and financial reporting policies and procedures. The Audit Committee also serves as the Companies' "Qualified Legal Compliance Committee," for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission ("SEC"). Messrs. Bouchard and D'Annunzio and Mrs. Engler are the members of the Audit Committee. Mr. D'Annunzio is Chair of the Audit Committee. The Audit Committee had 3 meetings in the most recent complete fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when, among other things, there are missing prices or pricing errors. Messrs. Hopping and Fritts are the members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee held 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF INDEPENDENT MANAGERS AND THEIR FAMILY MEMBERS

None of the nominees or the Independent Managers, nor any member of their respective immediate families, held any position (other than as an Independent Manager or Independent Trustee with a Company or other funds in the Fund Complex) including as officer, employee, director or general partner during the past five years with: (i) any Company; (ii) any investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, sub-adviser or principal underwriter of any Company; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of any Fund.

OWNERSHIP BY MANAGERS OF INTERESTS IN THE FUNDS OF THE COMPANIES

As of September 25, 2003, the Managers beneficially owned the following interests in interests of the Companies:

---------------------------------------- ------------------------------------- --------------------------------------
                                                                                   Aggregate Dollar Range of Equity
                                          Dollar Range of Equity Securities      Securities in All Funds Overseen or
                Name                                 in each Fund                to be Overseen in the Fund Complex
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
Andrew B. Hopping                        None                                  Less than $10,000
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
Robert A Fritts                          None                                  Over $100,000
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
Michael Bouchard                         None                                  None
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
Dominic D'Annunzio                       None                                  None
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
Michelle Engler                          None                                  None
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
Joseph Frauenheim                        None                                  None
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
Richard McLellan                         None                                  None
---------------------------------------- ------------------------------------- --------------------------------------

Interests in the Funds of JNL Variable Fund, LLC, JNL Variable Fund III LLC, and JNL Variable Fund V LLC are sold only to separate accounts of Jackson National Life and interests in the Funds of JNLNY Variable Fund I LLC are sold only to separate accounts of Jackson National NY. Messrs. Hopping and Fritts are the beneficial owners of interests in certain other funds in the Fund Complex through their participation in a qualified retirement plan maintained by Jackson National Life for its and its affiliates' officers and employees, which invests in certain other funds in the Fund Complex.

OWNERSHIP BY INDEPENDENT MANAGERS OF INTERESTS IN CERTAIN AFFILIATES OF THE COMPANIES

As of September 25, 2003, none of the Independent Managers, nor any member of an Independent Manager's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

OFFICER AND MANAGER COMPENSATION

The officers of the Companies and the Managers who are "interested persons" receive no compensation from the Companies. Independent Managers are paid $5,000 for each Board meeting that they attend. The fees of Independent Managers are paid by the Funds. Each nominee, if elected, will be an Independent Manager.

The Independent Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 2002:

------------------------------- ---------------------- --------------------- ---------------------- ---------------------
                                                             Pension or
                                       Aggregate         Retirement Benefits     Estimated Annual     Total Compensation
                                  Compensation from      Accrued as Part of       Benefits upon       from Companies and
      Manager or Nominee             the Companies          Fund Expenses           Retirement           Fund Complex
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Michael Bouchard                $25,000                0                     0                      $25,000
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Dominic D'Annunzio              0                      0                     0                      $25,000
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Michelle Engler                 $25,000                0                     0                      $25,000
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Joseph Frauenheim               0                      0                     0                      $25,000
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------------
Richard McLellan                0                      0                     0                      $25,000
------------------------------- ---------------------- --------------------- ---------------------- ---------------------

*  Mr. D'Annunzio was not a Manager of the Companies in 2002.

Neither the Companies nor any other investment company in the Fund Complex has adopted any plan providing pension or retirement benefits for Managers.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed KPMG LLP ("KPMG") as the Companies' independent public accountants for the fiscal year ending December 31, 2003. Representatives of KPMG are not expected to be present at the Special Meeting. The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the independence of KPMG.

AUDIT FEES

KPMG billed the Companies aggregate fees for professional services rendered for the fiscal years ending December 31, 2002, and December 31, 2001, as follows:

---------------------------------------------------------------------------------------------------------------------
                                                   2002
---------------------------------------------------------------------------------------------------------------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
                                   Audit Fees
           Company                    Fees         Audit-Related      Tax Fees      All Other Fees      Total Fees
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNL Variable Fund LLC           $42,000          $0               $0               $0               $42,000
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNL Variable Fund III LLC       $3,500           $0               $0               $0               $3,500
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNL Variable Fund V LLC         $3,500           $0               $0               $0               $3,500
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNLNY Variable Fund I LLC       $17,500          $0               $0               $0               $17,500
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------


---------------------------------------------------------------------------------------------------------------------
                                                   2001
---------------------------------------------------------------------------------------------------------------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
                                   Audit Fees
           Company                    Fees         Audit-Related      Tax Fees      All Other Fees      Total Fees
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNL Variable Fund LLC           $42,000          $0               $0               $0               $42,000
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNL Variable Fund III LLC       $3,500           $0               $0               $0               $3,500
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNL Variable Fund V LLC         $3,500           $0               $0               $0               $3,500
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------
JNLNY Variable Fund I LLC       $0               $0               $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- -----------------

KPMG was paid $25,750 for 2002 and $25,000 for 2001 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2001 and December 31, 2002, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

The Audit Committee is authorized to pre-approve non-audit services provided by the Companies' auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Companies on the same terms as the full Audit Committee previously had approved for the then existing funds. The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2002 and 2001.

FORMER INDEPENDENT PUBLIC ACCOUNTANTS

On May 24, 2001 the Board of Managers ratified the termination of PricewaterhouseCoopers LLP ("PWC") as the Companies' independent accountants. PWC did not report on the Companies' financial statements for 2002 or 2001, because it was replaced by KPMG as the Companies' independent accountants. There were no disagreements between the Companies' management and PWC prior to their termination. The Audit Committee recommended and approved the change in accountants. The Board first approved the appointment of KPMG LLP as the Companies' independent accountants on May 24, 2001.

REQUIRED VOTE

An affirmative vote of a majority of the interests, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the interests represented by them for the election of the nominees listed above unless the proxy is marked otherwise.

THE BOARD OF MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT INTEREST HOLDERS VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF MANAGERS LISTED IN PROPOSAL 1.

PROPOSAL 2: TO APPROVE OR DISAPPROVE A RULE 12B-1 PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, FOR ALL FUNDS OF EACH COMPANY

INTRODUCTION

Interest holders of each Fund are being asked to approve a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act. Under the proposed Rule 12b-1 Plan, each Fund will pay Jackson National Life Distributors ("JNLD"), as principal underwriter, a Rule 12b-1 fee at an annual rate of 0.20% of the Fund's average daily net assets attributable to the class of interests subject to the Rule 12b-1 fee, and JNLD may use those fees for distribution and administrative and other service expenses. Approval of the Rule 12b-1 Plan is related to the Companies' adoption of a multi-class structure, which will permit the Funds to offer different classes of interests with different distribution and service expense arrangements and is intended to enhance the competitive position of the Companies in distributing their interests and attracting new assets. APPROVAL OF THE RULE 12B-1 PLAN WILL NOT RESULT IN INCREASED EXPENSES FOR ANY EXISTING INTEREST HOLDER OF ANY FUND, BECAUSE THE ADVISORY FEES OF EACH FUND APPROVING THE RULE 12B-1 PLAN UNDER THIS PROPOSAL WILL BE REDUCED BY 0.20%, THE SAME AMOUNT AS THE FUND'S RULE 12B-1 FEE UNDER THE RULE 12B-1 PLAN. See "Reduction of Advisory Fees for Funds Approving the Rule 12b-1 Plan."

THE MULTI-CLASS STRUCTURE

Under Rule 18f-3 under the 1940 Act, any Fund may issue multiple classes of interests in the same portfolio, provided that the Board, including a majority of the Independent Managers, adopts a written multi-class plan setting forth the differences between the classes and, further, that each class of interest has a different arrangement for distribution or interest holder services or both. At its meeting held on September 25, 2003, the Board, including all of the Independent Managers, approved for each Company a written multi-class plan under Rule 18f-3. The description herein of the Companies' multi-class plan is qualified in its entirety by reference to the plan, a copy of which is included with this Proxy Statement as Exhibit A.

The multi-class plan provides that all existing interests of each Fund will be redesignated Class A interests, and an additional class of Class B interests will be established with respect to each Fund, and the Class A interests of each Fund will adopt a Rule 12b-1 Plan pursuant to which it will pay JNLD a Rule 12b-1 fee or 0.20% of the Fund's average daily net assets attributable to Class A interests. JNLD may use those Rule 12b-1 fees for expenses relating to the distribution of, and administrative and other services provided to investors in, Class A interests. Rule 12b-1 fees paid to JNLD may not be used to pay for expenses related to the Class B interests. Class A interests will continue to be available to fund Variable Contracts outstanding at the time of implementation of the multi-class structure. Both Class A and Class B interests are expected to be available to fund Variable Contracts or contract enhancements after implementation. The multi-class structure is expected to become effective as of December 15, 2003.

Under the multi-class structure, the Class A interests and Class B interests of each Fund will be substantially the same, except for differences in "class expenses" allocated to each Class. The expenses of each Fund will be borne by its Class A interests and Class B interests based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" for Class A interests of each Fund will include the Rule 12b-1 fees payable pursuant to the Rule 12b-1 Plan and such other expenses as JNAM determines, subject to ratification or approval by the Board, to be properly allocable to Class A interests. The kinds of expenses which JNAM may determine to be properly allocable to a particular Class include (i) printing and postage expenses related to preparing and distributing to the interest holders of a particular Class (or contract owners of Variable Contracts funded by interests of such Class); (ii) materials such as prospectuses, interest holder reports and (iii) professional fees relating solely to one Class.

In determining whether to approve the multi-class plan, the Board considered a number of factors, including the type and level of services to be provided to each Class, the proposed reduction of the advisory fee to offset the proposed Rule 12b-1 fee on Class A interests, and the potential need for and willingness of JNAM and JNLD to pay for expenses and services to the extent that they may not be covered by the proposed Rule 12b-1 fee. The Board reviewed various materials, including materials provided by JNAM, with respect to the advantages and disadvantages of the multi-class structure and the proposed Rule 12b-1 Plan, and the Managers were furnished with a legal memorandum setting forth their responsibilities under Rule 18f-3.

The Board identified as the primary benefits of the proposed multi-class structure that different fee structures for each Class would suit different distribution arrangements and service needs for Variable Contracts, thus enhancing the ability of the Companies to attract new assets, and that new assets in turn would have the potential effects of lowering the expense ratios of the Funds. The Board also noted that increased assets also could provide greater stability to the Funds, thereby reducing the need to sell portfolio securities to meet redemption requests and affording greater flexibility to the sub-advisers in pursuing the investment objectives of the Funds. The Board noted as among the possible disadvantages of the multi-class structure that administering two Classes of interests rather than one could involve greater costs. The Board, including all of the Independent Managers, determined that the adoption of the multi-class plan is in the best interests of each Fund and the relevant Company as a whole.

THE RULE 12B-1 PLAN

Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On September 25, 2003, the Board of Managers of the Companies, including all of the Independent Managers, approved the Rule 12b-1 Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund. Also at that meeting, the Board, including all of the Independent Managers, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of each Company. JNLD, which is located at 8055 E. Tufts Avenue, Denver, Colorado 80237, is a wholly owned subsidiary of Jackson National Life. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson National Life and Jackson National NY.

Current interest holders of each Fund, who will become the Class A interest holders of that Fund under the multi-class plan, must approve the Rule 12b-1 Plan before it becomes effective for that Fund. This description of the Rule 12b-1 Plan and the Distribution Agreement is qualified in its entirety by reference to the Rule 12b-1 Plan and the Distribution Agreement, copies of which are included with this Proxy Statement as Exhibit B and Exhibits C-1-C-4, respectively.

Under the Rule 12b-1 Plan, each Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A interests of the Fund. To the extent consistent with the Rule 12b-1 Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. The types of services and expenses that may be reimbursed or compensated pursuant to the Rule 12b-1 Plan include, but are not limited to, the following:

o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use;

o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of interests of the Companies or the Funds;

o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

o Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

o Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund interests.

The Rule 12b-1 Plan is expected to become effective on December 15, 2003, with respect to each Fund whose interest holders approve the plan.

Under Rule 12b-1, for the Rule 12b-1 Plan to be applicable to a Fund, it must meet the following requirements: (i) the Rule 12b-1 Plan must be approved a majority of the outstanding voting securities of the Fund; (ii) the application of the Rule 12b-1 Plan and the Distribution Agreement to the Fund must be approved by a vote of the Board, including a majority of the Independent Managers, cast in person at a meeting called for that purpose; (iii) the Rule 12b-1 Plan and the Distribution Agreement must provide, in substance, that (a) each shall continue in effect with respect to the Fund for a period of more than one year only so long as such continuance is specifically approved at least annually by the Board, as described in (ii) above, (b) any person authorized to direct the disposition of monies paid or payable by the Fund under the Rule 12b-1 Plan or the Distribution Agreement shall report in writing to the Board, at least quarterly, on the amounts expended under the Plan and the purpose of those expenditures; (c) the Rule 12b-1 Plan may be terminated as to the Fund at any time by vote of a majority of the Independent Managers, and (d) the Distribution Agreement may be terminated as to the Fund without penalty at any time by vote of a majority of the Independent Managers or by vote of majority of the outstanding interests of the Fund on not more than 60 days written notice and will terminate in the event of its assignment; (iv) the Rule 12b-1 Plan may not be amended to increase materially the amount to be spent by the Fund for distribution without approval of the Fund's interest holders, and all material amendments to the Rule 12b-1 Plan for each Fund must be approved by the Independent Managers; (v) the selection and nomination of the Independent Managers is committed to the Independent Managers; and (vi) in implementing or continuing the Rule 12b-1 Plan as to any Fund, the Managers who vote to approve such implementation or continuation must conclude that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its interest holders, including owners of Variable Contracts whose contract values are invested in such Fund.

REDUCTION OF ADVISORY FEES FOR FUNDS APPROVING THE RULE 12B-1 PLAN

So that interest holders of Funds approving the Rule 12b-1 Plan will not incur higher expenses as a result of adopting and implementation of the Plan, JNAM has agreed to reduce the advisory fees of all Funds approving the plan by 0.20% at all levels, the same amount as the proposed Rule 12b-1 fee on Class A interests. Further, as explained under Proposal 3, JNAM has agreed to apply this fee reduction in addition to the fee reduction it has agreed to give Funds that approve Proposal 3 (the substitution of Curian Capital LLC as sub-adviser to the Funds), to reflect the reduced sub- advisory fees proposed to be charged by Curian Capital LLC.

Accordingly, to help you understand the effect of this proposal, the following table sets forth for each Fund: (a)(i) the current advisory fee rate and (ii) the proposed reduced advisory fee rate reflecting substitution of Curian Capital as Fund sub-adviser (Proposal 3), but without approval of the Rule 12b-1 Plan, and (b) those advisory fee rates adjusted to reflect the 0.20% reduction of advisory fees for each Fund that approves the Rule 12b-1 Plan under this Proposal 2. A copy of the current Investment Advisory and Management Agreement, as amended, for each Company is attached as Exhibits D-1 to D-4. A copy of the proposed Amendment to the Investment Advisory and Management Agreement for each Company, reflecting, among other things, the fee reductions dependent on approval of both Proposals 2 and 3, are attached as Exhibits E-1 to E-4.

--------------------------------------------- ----------------------------------- -----------------------------------
                    Fund                                 Advisory Fee             Advisory Fee with Rule 12b-1 Plan
                                                                                          (0.20% reduction)
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
JNL VARIABLE FUND
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL The Dow Target 5 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL The Dow Target 10 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL The S&P Target 10 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Global Target 15 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Target 25 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Target Small-Cap Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Technology Sector Fund
     Current Advisory Agreement               0.75% on $0 to $500 million         0.55% on $0 to $500 million
                                              0.70% on over $500 million to $1    0.50% on over $500 million to $1
                                              billion                             billion
                                              0.65% on over $1 billion            0.45% on over $1 billion

     With Curian Capital as sub-adviser       0.72% on $0 to $500 million         0.52% on $0 to $500 million
                                              0.67% on over $500 million to $1    0.47% on over $500 million to $1
                                              billion                             billion
                                              0.62% on over $1 billion            0.42% on over $1 billion
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Pharmaceutical/ Healthcare
Sector Fund
     Current Advisory Agreement               0.75% on $0 to $500 million         0.55% on $0 to $500 million
                                              0.70% on over $500 million to $1    0.50% on over $500 million to $1
                                              billion                             billion
                                              0.65% on over $1 billion            0.45% on over $1 billion

     With Curian Capital as sub-adviser       0.72% on $0 to $500 million         0.52% on $0 to $500 million
                                              0.67% on over $500 million to $1    0.47% on over $500 million to $1
                                              billion                             billion
                                              0.62% on over $1 billion            0.42% on over $1 billion
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Financial Sector Fund
     Current Advisory Agreement               0.75% on $0 to $500 million         0.55% on $0 to $500 million
                                              0.70% on over $500 million to $1    0.50% on over $500 million to $1
                                              billion                             billion
                                              0.65% on over $1 billion            0.45% on over $1 billion

     With Curian Capital as sub-adviser       0.72% on $0 to $500 million         0.52% on $0 to $500 million
                                              0.67% on over $500 million to $1    0.47% on over $500 million to $1
                                              billion                             billion
                                              0.62% on over $1 billion            0.42% on over $1 billion
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Energy Sector Fund
     Current Advisory Agreement               0.75% on $0 to $500 million         0.55% on $0 to $500 million
                                              0.70% on over $500 million to $1    0.50% on over $500 million to $1
                                              billion                             billion
                                              0.65% on over $1 billion            0.45% on over $1 billion

     With Curian Capital as sub-adviser       0.72% on $0 to $500 million         0.52% on $0 to $500 million
                                              0.67% on over $500 million to $1    0.47% on over $500 million to $1
                                              billion                             billion
                                              0.62% on over $1 billion            0.42% on over $1 billion
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Leading Brands Sector Fund
     Current Advisory Agreement
                                              0.75% on $0 to $500 million         0.55% on $0 to $500 million
                                              0.70% on over $500 million to $1    0.50% on over $500 million to $1
                                              billion                             billion
                                              0.65% on over $1 billion            0.45% on over $1 billion
     With Curian Capital as sub-adviser
                                              0.72% on $0 to $500 million         0.52% on $0 to $500 million
                                              0.67% on over $500 million to $1    0.47% on over $500 million to $1
                                              billion                             billion
                                              0.62% on over $1 billion            0.42% on over $1 billion
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Communications Sector Fund
     Current Advisory Agreement
                                              0.75% on $0 to $500 million         0.55% on $0 to $500 million
                                              0.70% on over $500 million to $1    0.50% on over $500 million to $1
                                              billion                             billion
                                              0.65% on over $1 billion            0.45% on over $1 billion
     With Curian Capital as sub-adviser
                                              0.72% on $0 to $500 million         0.52% on $0 to $500 million
                                              0.67% on over $500 million to $1    0.47% on over $500 million to $1
                                              billion                             billion
                                              0.62% on over $1 billion            0.42% on over $1 billion
--------------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------- ----------------------------------- -----------------------------------
                    Fund                                 Advisory Fee             Advisory Fee with Rule 12b-1 Plan
                                                                                          (0.20% reduction)
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
JNL VARIABLE FUND III
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL The Dow Target 10 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------- ----------------------------------- -----------------------------------
                    Fund                                 Advisory Fee             Advisory Fee with Rule 12b-1 Plan
                                                                                          (0.20% reduction)
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
JNL VARIABLE FUND V
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL The Dow Target 10 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------- ----------------------------------- -----------------------------------
                    Fund                                 Advisory Fee             Advisory Fee with Rule 12b-1 Plan
                                                                                          (0.20% reduction)
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
JNLNY VARIABLE FUND I
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL The Dow Target 10 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL The S&P Target 10 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Global Target 15 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Target 25 Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------
--------------------------------------------- ----------------------------------- -----------------------------------
First Trust/JNL Target Small-Cap Fund
     Current Advisory Agreement               0.65% on all assets                 0.45% on all assets
     With Curian Capital as sub-adviser       0.63% on all assets                 0.43% on all assets
--------------------------------------------- ----------------------------------- -----------------------------------

The following tables set forth (1) the aggregate amount of advisory fees paid by each Fund to JNAM for the period ended December 31, 2002; (2) the aggregate amount of advisory fees that each Fund would have paid JNAM for the period ended December 31, 2002, if the Rule 12b-1 Plan, including the 0.20% reduction in advisory fees, had been in effect for that year; (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1); (4) the aggregate amount of advisory fees that each Fund would have paid to JNAM for the period ended December 31, 2002, if the advisory fee reduction dependent on approval of Proposal 3, but not the 0.20% advisory fee reduction dependent on approval of the Rule 12b-1 Plan had been in effect for that year; (5) the aggregate amount of advisory fees that each Fund would have paid to JNAM for the period ended December 31, 2002, if the advisory fee reduction dependent on approval of Proposal 3 and the 0.20% advisory fee reduction dependent on approval of the Rule 12b-1 Plan had been in effect for that year; and (6) the difference between the amounts of advisory fees under (4) as compared to (5), stated as a percentage of the amount under (4).

--------------------------------- ----------------------------------------- -----------------------------------------
                                         Current Advisory Agreement                Amended Advisory Agreement
                                       Advisory Fees for Period Ended          With Curian Capital as Sub-Adviser
                                                 12/31/02                     Advisory Fees for Period Ended 12/31/02
--------------------------------- ----------------------------------------- -----------------------------------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
                                      (1)          (2)            (3)           (4)            (5)           (6)
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
                                                                                          Fees paid if
                                                                             Fees Paid       Curian
                                                Fees Paid     Difference     if Curian    Capital were   Difference
                                                 if Rule      between (1)     Capital      Sub-Adviser     between
                                                12b-1 Plan      and (2)       Capital       and Rule       (4) and
                                                 were in      stated as a       were       12b-1 Plan     (5), as a
              Fund                  Actual        Effect       % of (1)     Sub-Adviser     in Effect     % of (4)
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
---------------------------------------------------------------------------------------------------------------------
JNL VARIABLE FUND
---------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL The DowSM         $56,359      $39,958       29%            $51,690       $35,281        32%
Target 5 Fund*
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL The DowSM         $372,282     $262,822      29%            $344,954      $235,445       32%
Target 10 Fund*
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL The S&P(R) Target $193,120     $136,367      29%            $178,610      $121,909       32%
10 Fund*
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Global Target     $106,802     $75,058       30%            $99,971       $68,234        32%
15 Fund*
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Target 25 Fund*   $125,923     $88,567       30%            $117,964      $80,515        32%
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Target            $154,320     $108,944      29%            $143,287      $97,799        32%
Small-Cap Fund*
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Technology        $127,845     $93,753       27%            $122,732      $88,639        28%
Sector Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL                   $160,221     $117,495      27%            $153,812      $111,087       28%
Pharmaceutical/Healthcare
Sector Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Financial         $124,058     $90,976       27%            $119,096      $86,014        28%
Sector Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Energy Sector     $59,982      $43,987       27%            $57,583       $41,588        28%
Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Leading Brands    $70,453      $51,666       27%            $67,635       $48,847        28%
Sector Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Communications    $54,973      $40,314       27%            $52,775       $38,115        28%
Sector Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
---------------------------------------------------------------------------------------------------------------------
JNL VARIABLE FUND III
---------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL The Dow Target    $14,350      $10,158       29%            $13,195       $9,006         32%
10 Fund*
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
---------------------------------------------------------------------------------------------------------------------
JNL VARIABLE FUND V
---------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL The Dow Target    $34,504      $24,466       29%            $31,585       $21,558        32%
10 Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
---------------------------------------------------------------------------------------------------------------------
JNLNY VARIABLE FUND I LLC
---------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL The DowSM         $1,593       $1,103        31%            $1,544        $1,054         32%
Target 10 Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL The S&P(R) Target $1,517       $1,050        31%            $1,470        $1,004         32%
10 Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Global Target     $1,406       $973          31%            $1,363        $930           32%
15 Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Target 25 Fund    $1,512       $1,047        31%            $1,465        $1,000         32%
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------
First Trust/JNL Target            $1,542       $1,068        31%            $1,495        $1,020         32%
Small-Cap Fund
--------------------------------- ------------ ------------- -------------- ------------- -------------- ------------

*The advisory fee on these Target Funds was decreased in May 2002. If the reduced rate had been in effect for all of 2002, the pro forma fee reductions for those Funds would be less than the amounts shown in the table.

The following is a schedule of the (actual) fees and expenses that each Fund paid for the period ended December 31, 2002 (as a percentage of average net assets of the Fund for that year), adjusted to reflect an advisory fee reduction that took effect on May 16, 2002, under the current Investment Advisory and Management Agreement, and the pro forma fees and expenses each Fund could expect to pay if (1) the proposed Rule 12b-1 Plan (adding Rule 12b-1 fees of, and reducing advisory fees by, 0.20%) is in effect and Proposal 3 is not approved;
(2) Proposal 3 is adopted and the proposed Rule 12b-1 Plan is not in effect
(reducing advisory fees solely by the amount resulting from approval of Proposal
3); and (3) Proposal 3 is adopted and the proposed Rule 12b-1 Plan is in effect
(adding Rule 12b-1 fees of and reducing advisory fees by 0.20% plus the reduction resulting from approval of Proposal 3).

---------------------------------------------------------------------------------------------------------------------------
                                              Annual Fund Operating Expenses
                                      (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
                                                                                                              Total Annual
                                                                               Administrative      Other       Operating
                     Fund                       Advisory Fee     12b-1 Fee           Fee          Expenses      Expenses
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------------------------------------------------------------------------------------
JNL VARIABLE FUND
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL The DowSM Target 5 Fund
Current Advisory Agreement
--With 12b-1 fee                               0.65%             0.00%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee            0.45%             0.20%          0.15%            0.01%          0.81%
--With Curian and with 12b-1 fee               0.63%             0.00%          0.15%            0.01%          0.79%
                                               0.43%             0.20%          0.15%            0.01%          0.79%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL The DowSM Target 10 Fund
Current Advisory Agreement
--With 12b-1 fee                               0.65%             0.00%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee            0.45%             0.20%          0.15%            0.01%          0.81%
--With Curian and with 12b-1 fee               0.63%             0.00%          0.15%            0.01%          0.79%
                                               0.43%             0.20%          0.15%            0.01%          0.79%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL The S&P(R) Target 10 Fund
Current Advisory Agreement
--With 12b-1 fee                               0.65%             0.00%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee            0.45%             0.20%          0.15%            0.01%          0.81%
--With Curian and with 12b-1 fee               0.63%             0.00%          0.15%            0.01%          0.79%
                                               0.43%             0.20%          0.15%            0.01%          0.79%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Global Target 15 Fund
Current Advisory Agreement                     0.65%             0.00%          0.20%            0.01%          0.86%
--With 12b-1 fee                               0.45%             0.20%          0.20%            0.01%          0.86%
--With Curian and without 12b-1 fee            0.63%             0.00%          0.20%            0.01%          0.84%
--With Curian and with 12b-1 fee               0.43%             0.20%          0.20%            0.01%          0.84%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Target 25 Fund
Current Advisory Agreement                     0.65%             0.00%          0.15%            0.01%          0.81%
--With 12b-1 fee                               0.45%             0.20%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee            0.63%             0.00%          0.15%            0.01%          0.79%
--With Curian and with 12b-1 fee               0.43%             0.20%          0.15%            0.01%          0.79%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Target Small-Cap Fund
Current Advisory Agreement                     0.65%             0.00%          0.15%            0.01%          0.81%
--With 12b-1 fee                               0.45%             0.20%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee            0.63%             0.00%          0.15%            0.01%          0.79%
--With Curian and with 12b-1 fee               0.43%             0.20%          0.15%            0.01%          0.79%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Technology Sector Fund
Current Advisory Agreement                     0.75%             0.00%          0.15%            0.01%          0.91%
--With 12b-1 fee                               0.55%             0.20%          0.15%            0.01%          0.91%
--With Curian and without 12b-1 fee            0.72%             0.00%          0.15%            0.01%          0.88%
--With Curian and with 12b-1 fee               0.52%             0.20%          0.15%            0.01%          0.88%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Pharmaceutical/Healthcare
Sector Fund
Current Advisory Agreement                     0.75%             0.00%          0.15%            0.01%          0.91%
--With 12b-1 fee                               0.55%             0.20%          0.15%            0.01%          0.91%
--With Curian and without 12b-1 fee            0.72%             0.00%          0.15%            0.01%          0.88%
--With Curian and with 12b-1 fee               0.52%             0.20%          0.15%            0.01%          0.88%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Financial Sector Fund
Current Advisory Agreement                     0.75%             0.00%          0.15%            0.01%          0.91%
--With 12b-1 fee                               0.55%             0.20%          0.15%            0.01%          0.91%
--With Curian and without 12b-1 fee            0.72%             0.00%          0.15%            0.01%          0.88%
--With Curian and with 12b-1 fee               0.52%             0.20%          0.15%            0.01%          0.88%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Energy Sector Fund
Current Advisory Agreement                     0.75%             0.00%          0.15%            0.01%          0.91%
--With 12b-1 fee                               0.55%             0.20%          0.15%            0.01%          0.91%
--With Curian and without 12b-1 fee            0.72%             0.00%          0.15%            0.01%          0.88%
--With Curian and with 12b-1 fee               0.52%             0.20%          0.15%            0.01%          0.88%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Leading Brands Sector Fund
Current Advisory Agreement
--With 12b-1 fee                               0.75%             0.00%          0.15%            0.01%          0.91%
--With Curian and without 12b-1 fee            0.55%             0.20%          0.15%            0.01%          0.91%
--With Curian and with 12b-1 fee               0.72%             0.00%          0.15%            0.01%          0.88%
                                               0.52%             0.20%          0.15%            0.01%          0.88%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL Communications Sector Fund
Current Advisory Agreement
--With 12b-1 fee                               0.75%             0.00%          0.15%            0.01%          0.91%
--With Curian and without 12b-1 fee            0.55%             0.20%          0.15%            0.01%          0.91%
--With Curian and with 12b-1 fee               0.72%             0.00%          0.15%            0.01%          0.88%
                                               0.52%             0.20%          0.15%            0.01%          0.88%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------------------------------------------------------------------------------------
JNL VARIABLE FUND III
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL The Dow Target 10 Fund
Current Advisory Agreement                     0.65%             0.00%          0.15%            0.01%          0.81%
--With 12b-1 fee                               0.45%             0.20%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee            0.63%             0.00%          0.15%            0.01%          0.79%
--With Curian and with 12b-1 fee               0.43%             0.20%          0.15%            0.01%          0.79%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------------------------------------------------------------------------------------
JNL VARIABLE FUND V
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
First Trust/JNL The Dow Target 10 Fund
Current Advisory Agreement                     0.65%             0.00%          0.15%            0.01%          0.81%
--With 12b-1 fee                               0.45%             0.20%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee            0.63%             0.00%          0.15%            0.01%          0.79%
--With Curian and with 12b-1 fee               0.43%             0.20%          0.15%            0.01%          0.79%
---------------------------------------------- -------------- -------------- ---------------- -------------- --------------
---------------------------------------------------------------------------------------------------------------------------
JNLNY VARIABLE FUND I LLC
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
First Trust/JNL The DowSM Target 10 Fund
Current Advisory Agreement
--With 12b-1 fee                                0.65%            0.00%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee             0.45%            0.20%          0.15%            0.01%          0.81%
--With Curian and with 12b-1 fee                0.63%            0.00%          0.15%            0.01%          0.79%
                                                0.43%            0.20%          0.15%            0.01%          0.79%
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
First Trust/JNL The S&P(R) Target 10 Fund
Current Advisory Agreement
--With 12b-1 fee                                0.65%            0.00%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee             0.45%            0.20%          0.15%            0.01%          0.81%
--With Curian and with 12b-1 fee                0.63%            0.00%          0.15%            0.01%          0.79%
                                                0.43%            0.20%          0.15%            0.01%          0.79%
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
First Trust/JNL Global Target 15 Fund
Current Advisory Agreement                      0.65%            0.00%          0.20%            0.01%          0.86%
--With 12b-1 fee                                0.45%            0.20%          0.20%            0.01%          0.86%
--With Curian and without 12b-1 fee             0.63%            0.00%          0.20%            0.01%          0.84%
--With Curian and with 12b-1 fee                0.43%            0.20%          0.20%            0.01%          0.84%
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
First Trust/JNL Target 25 Fund
Current Advisory Agreement                      0.65%            0.00%          0.15%            0.01%          0.81%
--With 12b-1 fee                                0.45%            0.20%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee             0.63%            0.00%          0.15%            0.01%          0.79%
--With Curian and with 12b-1 fee                0.43%            0.20%          0.15%            0.01%          0.79%
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------
First Trust/JNL Target Small-Cap Fund
Current Advisory Agreement                      0.65%            0.00%          0.15%            0.01%          0.81%
--With 12b-1 fee                                0.45%            0.20%          0.15%            0.01%          0.81%
--With Curian and without 12b-1 fee             0.63%            0.00%          0.15%            0.01%          0.79%
--With Curian and with 12b-1 fee                0.43%            0.20%          0.15%            0.01%          0.79%
----------------------------------------------- ------------- -------------- ---------------- -------------- --------------

EXAMPLE: The first set of Examples illustrates the actual expenses of investing in each Fund under the current Investment Advisory and Management Agreement, assuming that Proposal 3 is not approved. These expenses will be the same whether or not the Fund approves the Rule 12b-1 Plan under this Proposal 2, with the result of adding Rule 12b-1 Fees of 0.20% and reducing advisory fees by 0.20%. The second set of Examples illustrates the pro forma expenses of investing in each Fund, assuming approval of Proposal 3. As those tables show, while approval of Proposal 3 by a Fund will reduce its expenses, approval or disapproval of the Rule 12b-1 Plan will not further affect a Fund's total expenses, since the additional of the 0.20% Rule 12b-1 fee is offset by the 0.20% reduction in advisory fees. The Examples below assume that the interest holder invests $10,000 in the Fund for the time periods indicated and then redeems all of the interests at the end of those periods. The Examples also assumes that an interest holder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as set forth in the corresponding expense table above. Although an interest holder's actual costs may be higher or lower, based on these assumptions the interest holder's costs would be:

--------------------------------------------------- --------------- ---------------- --------------- ----------------
                       Fund                            One Year       Three Years      Five Years       Ten Years
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The DowSM Target 5 Fund             $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The DowSM Target 10 Fund            $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The S&P(R) Target 10 Fund           $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Global Target 15 Fund               $88             $274             $477            $1,061
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target 25 Fund                      $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target Small-Cap Fund               $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Technology Sector Fund              $93             $290             $504            $1,120
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Pharmaceutical/Healthcare Sector    $93             $290             $504            $1,120
Fund
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Financial Sector Fund               $93             $290             $504            $1,120
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Energy Sector Fund                  $93             $290             $504            $1,120
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Leading Brands Sector Fund          $93             $290             $504            $1,120
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Communications Sector Fund          $93             $290             $504            $1,120
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The Dow Target 10 Fund              $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The Dow Target 10 Fund              $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The DowSM  Target 10 Fund           $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The S&P(R) Target 10 Fund           $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Global Target 15 Fund               $88             $274             $477            $1,061
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target 25 Fund                      $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target Small-Cap Fund               $83             $259             $450            $1,002
--------------------------------------------------- --------------- ---------------- --------------- ----------------


---------------------------------------------------------------------------------------------------------------------
                 Pro Forma Interest Holder Expenses (unaudited)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
                       Fund                            One Year       Three Years      Five Years       Ten Years
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The DowSM Target 5 Fund             $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The DowSM Target 10 Fund            $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The S&P(R) Target 10 Fund           $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Global Target 15 Fund               $86             $268             $466            $1,037
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target 25 Fund                      $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target Small-Cap Fund               $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Technology Sector Fund              $90             $281             $488            $1,084
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Pharmaceutical/Healthcare Sector    $90             $281             $488            $1,084
Fund
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Financial Sector Fund               $90             $281             $488            $1,084
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Energy Sector Fund                  $90             $281             $488            $1,084
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Leading Brands Sector Fund          $90             $281             $488            $1,084
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Communications Sector Fund          $90             $281             $488            $1,084
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The Dow Target 10 Fund              $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The Dow Target 10 Fund              $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The DowSM Target 10 Fund            $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL The S&P(R) Target 10 Fund           $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Global Target 15 Fund               $86             $268             $466            $1,037
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target 25 Fund                      $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------------------- --------------- ---------------- --------------- ----------------
First Trust/JNL Target Small-Cap Fund               $81             $252             $439            $978
--------------------------------------------------- --------------- ---------------- --------------- ----------------

THE EXAMPLES ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF INTERESTS OF THE FUNDS. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist interest holders in understanding the expenses an interest holder in the Funds will bear. It does not reflect the expenses of the Variable Contracts or the separate accounts that invest in the Funds.

BOARD CONSIDERATION OF THE PLAN

At its September 25, 2003 meeting, the Board, including all of the Independent Managers, voted to approve the Plan and to recommend to interest holders of each Fund that they vote to approve the Plan. In making that determination, the Board was furnished with a legal memorandum explaining the requirements of and their duties under Rule 12b-1. The Board reviewed the proposed multi-class structure as described above and considered many factors as well as information and materials provided by JNAM relating to the effect on the Funds and Variable Contract owners, and the possible advantages and disadvantages, of adopting the Rule 12b-1 Plan and the Distribution Agreement. The Board considered that growing competition in the variable insurance products industry has heightened the importance of expanding and financing distribution efforts with respect to Fund interests in order to continue to attract new investors and additional assets. The Board also considered information indicating that increased sale of interests and increased asset levels could be expected to enable the Funds to achieve economies of scale, lower their per-interest operating expenses, and possibly reach advisory fee breakpoints. The Board also considered that increased asset levels could reduce the need for sub-advisers to liquidate attractive securities positions for purposes of meeting net redemption requests, and afford sub-advisers greater flexibility in responding to new investment opportunities. The Board also considered that each Fund's Rule 12b-1 Fees under the Rule 12b-1 Plan would be borne indirectly by Variable Contract owners invested in that Fund, but concluded that this increased expense would be completely offset by the reduction in each Fund's advisory fee by the amount of the Rule 12b-1 fees. The Board also considered that Variable Contract owners could be expected to benefit from reductions in expenses resulting from economies of scale achieved through higher asset levels. The Board believed that the adoption of the Rule 12b-1 Plan, when coupled with the decrease in advisory fees, would be revenue neutral as to interest holders, who could reap the benefits outlined above through an increase in Fund assets.

Based on their evaluation, the Board determined that adoption of the Plan is in the best interests of the Companies, the Funds, and their interest holders and that there is a reasonable likelihood that the Plan will benefit the Company, the Funds, and their interest holders, as well as Variable Contract owners whose values are invested in the Funds. There can be no assurance, of course, that the anticipated benefits will be realized.

REQUIRED VOTE

Approval of the Rule 12b-1 Plan for each Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund interests whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund interests are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund interests.

If the Rule 12b-1 Plan is approved by interest holders of a Fund, it will be implemented for that Fund on or about December 15, 2003.

If the Rule 12b-1 Plan is not approved by interest holders of a Fund, the Rule 12b-1 Plan will not be implemented for that Fund and its advisory fees will not be reduced by 0.20%. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the interest holders of that Fund to approve the Rule 12b-1 Plan.

THE BOARD OF MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT INTEREST HOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2.

PROPOSAL 3: TO APPROVE OR DISAPPROVE SUB-ADVISORY AGREEMENT WITH CURIAN CAPITAL LLC TO ACT AS SUB-ADVISER TO THE FUNDS, FOR ALL FUNDS OF EACH COMPANY

INTRODUCTION

JNAM serves as investment adviser to each Company and Fund pursuant to an Investment Advisory and Management Agreement ("Current Investment Advisory Agreement"), dated January 31, 2001, as amended by an amendment dated May 16, 2002. Copies of the Current Investment Advisory Agreement for each Company are attached as Exhibits D-1 to D-4. JNAM's address is 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson National Life which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. JNAM also serves as the Companies' Administrator. The Companies currently do not have a Distributor; however, if Proposal #2 above is approved, JNLD will become the principal underwriter of the interests of each Fund. JNLD is a wholly-owned subsidiary of Jackson National Life.

Under the Current Investment Advisory Agreement, JNAM may delegate certain of its duties to a sub-adviser. The Current Investment Advisory Agreement further provides that JNAM is solely responsible for payment of any fees or other charges arising from such delegation. Currently, First Trust Advisors LP ("First Trust") serves as sub-adviser to all of the Funds.

At a meeting held on September 25, 2003, the Board of Managers, including the Independent Managers, unanimously approved the replacement of First Trust, with Curian Capital LLC ("Curian Capital"), as the sub-adviser to the Funds. Curian Capital also is a wholly-owned subsidiary of Jackson National Life. The Board recommends Curian Capital, because, as explained in more detail below, JNAM believes that Curian Capital can provide comparable performance at lower expense.

INFORMATION CONCERNING CURIAN CAPITAL

Curian Capital is a Michigan limited liability company established in 2001 and headquartered in Denver, Colorado. Curian Capital is a wholly-owned subsidiary of Jackson National Life, which in turn is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Curian Capital's address is 8055 East Tufts Avenue, 10th Floor, Denver, Colorado 80237.

Curian Capital currently serves as an investment adviser to separately managed accounts. Curian Capital manages accounts to a variety of asset allocation models in various asset classes and also offers a range of passive portfolios that encompass style specific domestic benchmarks as well as large and mid-cap international benchmarks. Curian also has invested in establishing a highly automated and efficient trading and custody platform, which it proposes to use in investing and trading the Funds' portfolios.

The President of Curian Capital is Clifford Jack. The members of the Board of Managers of Curian Capital are Clifford J. Jack, Joseph D. Emanuel, and Thomas
J. Meyer. The address and principal occupation of each Manager are set out in the table below.

--------------------------------- ------------------------------------- ---------------------------------------------
MANAGER                           ADDRESS                               PRINCIPAL OCCUPATION
--------------------------------- ------------------------------------- ---------------------------------------------
--------------------------------- ------------------------------------- ---------------------------------------------
Clifford J. Jack                  8055 East Tufts Avenue                President and Chief Executive Officer of
                                  10th Floor                            Curian Capital; Executive Vice President
                                  Denver, Colorado 80237                and Chief Distribution Officer for Jackson
                                                                        National Life; President and Chief
                                                                        Executive Officer of JNLD
--------------------------------- ------------------------------------- ---------------------------------------------
--------------------------------- ------------------------------------- ---------------------------------------------
Joseph D. Emanuel                 8055 East Tufts Avenue                Executive Vice President, Chief Operating
                                  10th Floor                            Officer and Secretary of Curian Capital;
                                  Denver, Colorado 80237                Executive Vice President of JNLD; Assistant
                                                                        Vice President and Illustration Officer of
                                                                        Jackson National Life
--------------------------------- ------------------------------------- ---------------------------------------------
--------------------------------- ------------------------------------- ---------------------------------------------
Thomas J. Meyer                   1 Corporate Way                       General Counsel, Senior Vice President and
                                  Lansing, Michigan 48951               Secretary of Jackson National Life
--------------------------------- ------------------------------------- ---------------------------------------------

INFORMATION REGARDING CURRENT SUB-ADVISORY AGREEMENT WITH FIRST TRUST

Currently First Trust serves as the sub-adviser to all of the Funds, pursuant to an Investment Sub-Advisory Agreement, dated May 16, 2002 (the "Current Sub-Advisory Agreement"). A copy of the Current Sub-Advisory Agreement is attached as Exhibit F. The Current Sub-Advisory Agreement was last renewed by the Board of Managers at a meeting held on May 15, 2003, at which that Agreement was renewed for the current year. The Current Sub-Advisory Agreement was most recently approved by the interest holders of JNL Variable Fund LLC and JNL Variable Fund III LLC and by the initial interest holder of JNL Variable Fund V LLC and JNLNY Variable Fund I LLC on the dates shown in the table. The Current Sub-Advisory Agreement reflects a restatement and consolidation of earlier sub-advisory agreements between JNAM and First Trust, each of which was identical to the Current Sub-Advisory Agreement, excepting (i) the Company covered by the agreement and (ii) a reduction in the sub-advisory fee effective May 16, 2002.

The following chart lists the date of the Current Sub-Advisory Agreement, the date it was last considered and renewed or approved by the Managers and the date on which it (or its identical predecessor) was last approved by interest holders.

----------------------------------------------------- -------------------- -------------------- ---------------------
                                                        DATE OF CURRENT
                                                         SUB-ADVISORY       DATE LAST APPROVED   DATE LAST APPROVED
                NAME OF COMPANY/FUND                      AGREEMENT            BY MANAGERS       BY INTEREST HOLDERS
----------------------------------------------------- -------------------- -------------------- ---------------------
----------------------------------------------------- -------------------- -------------------- ---------------------
JNL Variable Fund LLC
All Funds                                                   5/16/02              5/15/03               3/9/00
----------------------------------------------------- -------------------- -------------------- ---------------------
----------------------------------------------------- -------------------- -------------------- ---------------------
JNL Variable Fund III LLC
All Funds                                                   5/16/02              5/15/03               3/9/00

----------------------------------------------------- -------------------- -------------------- ---------------------
----------------------------------------------------- -------------------- -------------------- ---------------------
JNL Variable Fund V LLC
All Funds                                                   5/16/02              5/15/03              6/11/99

----------------------------------------------------- -------------------- -------------------- ---------------------
----------------------------------------------------- -------------------- -------------------- ---------------------
JNLNY Variable Fund I LLC
All Funds                                                   5/16/02              5/15/03               6/1/99
----------------------------------------------------- -------------------- -------------------- ---------------------

The Current Sub-Advisory Agreement was submitted to interest holders of JNL Variable Fund LLC and JNL Variable Fund III LLC in 2000 for reapproval after a change in control of First Trust.

Under the Current Sub-Advisory Agreement, First Trust provides investment portfolio management services to each Fund. First Trust is responsible for managing the investment and reinvestment of the assets of each Fund, subject to the oversight and supervision of JNAM and the Board of Managers of the Companies.

First Trust is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program and restrictions. First Trust is also responsible for effecting all securities transactions on behalf of each Fund.

The Current Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the Funds for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Current Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of Section 817(h) of the Tax Code, applicable to each Fund (relating to the diversification requirements applicable to investments in Variable Contracts). JNAM is obligated to pay First Trust out of the advisory fee it receives from each Fund. As discussed below, the sub-advisory fee proposed to be paid Curian Capital is lower than the fee currently paid to First Trust, and JNAM proposes to reduce its advisory fee to each Fund that approves Curian Capital as sub-adviser. Unless modified or terminated, the Current Sub-Advisory Agreement will continue with respect to each Fund from year to year as long as such continuance is specifically approved at least annually by the Boards of Managers, including a majority of the Independent Managers, or by the affirmative vote of a majority of the outstanding voting interests of the applicable Fund. The Current Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund or JNAM, or on 90 days' written notice by First Trust. The Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement between JNAM and Curian Capital (the "New Sub-Advisory Agreement") is the same in all materials respects as the Current Sub-Advisory Agreement, other than the identity of the sub-adviser, the date and the reduction in the subadvisory fee. The initial term of the New Sub-Advisory Agreement will commence on or about December 15, 2003 with respect to each Fund that approves this Proposal. A form of the New Sub-Advisory Agreement for the Funds is attached to this proxy statement as Exhibit G.

Under the New Sub-Advisory Agreement, Curian Capital will provide sub-advisory services to each Fund that approves this Proposal, including making decisions regarding the acquisitions, holding or disposition of securities or other assets that a Fund may own or contemplate acquiring from time to time. All services under the New Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations there under, the Tax Code, any other applicable provisions of law, the Companies' respective Operating Agreements, and policies adopted by the Managers and the investment policies of each Fund as adopted by the Managers and as disclosed in the Funds' registration statements on file with the SEC, as amended from time to time.

As compensation for its services, Curian Capital will be entitled to receive from JNAM with respect to each Fund fees calculated as a percentage of each Fund's average daily net assets. Fees under the New Sub-Advisory Agreement will be calculated at a lower rate than those incurred under the Current Sub-Advisory Agreement. The current rate and the rate proposed to be charged by Curian are shown in the table below:

---------------------------------------- ------------------------------------- --------------------------------------
                 Fund                          Current Sub-Advisory Fee              Proposed Sub-Advisory Fee
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
JNL VARIABLE FUND LLC
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL The Dow Target 5 Fund    0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL The Dow Target 10 Fund   0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL The S&P Target 10 Fund   0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Global Target 15 Fund    0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Target 25 Fund           0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Target Small-Cap Fund    0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Technology Sector Fund   0.35% on $0 to $500 million           0.315% on $0 to $500 million
                                         0.30% on over $500 million to $1      0.270% on over $500 million to $1
                                         billion                               billion
                                         0.25% on over $1 billion              0.225% on over $1 billion
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Pharmaceutical/          0.35% on $0 to $500 million           0.315% on $0 to $500 million
Healthcare Sector Fund                   0.30% on over $500 million to $1      0.270% on over $500 million to $1
                                         billion                               billion
                                         0.25% on over $1 billion              0.225% on over $1 billion
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Financial Sector Fund    0.35% on $0 to $500 million           0.315% on $0 to $500 million
                                         0.30% on over $500 million to $1      0.270% on over $500 million to $1
                                         billion                               billion
                                         0.25% on over $1 billion              0.225% on over $1 billion
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Energy Sector Fund       0.35% on $0 to $500 million           0.315% on $0 to $500 million
                                         0.30% on over $500 million to $1      0.270% on over $500 million to $1
                                         billion                               billion
                                         0.25% on over $1 billion              0.225% on over $1 billion
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Leading Brands Sector    0.35% on $0 to $500 million           0.315% on $0 to $500 million
Fund                                     0.30% on over $500 million to $1      0.270% on over $500 million to $1
                                         billion                               billion
                                         0.25% on over $1 billion              0.225% on over $1 billion
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Communications Sector    0.35% on $0 to $500 million           0.315% on $0 to $500 million
Fund                                     0.30% on over $500 million to $1      0.270% on over $500 million to $1
                                         billion                               billion
                                         0.25% on over $1 billion              0.225% on over $1 billion
---------------------------------------- ------------------------------------- --------------------------------------

---------------------------------------- ------------------------------------- --------------------------------------
                 Fund                          Current Sub-Advisory Fee          Proposed Curian Sub-Advisory Fee
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
JNL VARIABLE FUND III LLC
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL The Dow Target 10 Fund   0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------

---------------------------------------- ------------------------------------- --------------------------------------
                 Fund                          Current Sub-Advisory Fee          Proposed Curian Sub-Advisory Fee
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
JNL VARIABLE FUND V LLC
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL The Dow Target 10 Fund   0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------

---------------------------------------- ------------------------------------- --------------------------------------
                 Fund                          Current Sub-Advisory Fee          Proposed Curian Sub-Advisory Fee
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
JNLNY VARIABLE FUND I LLC
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL The Dow Target 10 Fund   0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL The S&P Target 10 Fund   0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Global Target 15 Fund    0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Target 25 Fund           0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------
---------------------------------------- ------------------------------------- --------------------------------------
First Trust/JNL Target Small-Cap Fund    0.20% on all assets                   0.18% on all assets
---------------------------------------- ------------------------------------- --------------------------------------

The Managers believe that the proposed fee schedule is fair and reasonable for the services to be provided by Curian Capital to the Funds. If this Proposal is approved by a Fund's interest holders, the New Sub-Advisory Agreement and the reduced advisory fee will become effective on or about December 15, 2003. As noted above, JNAM proposes to reduce its advisory fee to reflect the reduction in subadvisory fee of each Fund that approves this proposal to enter into a New Sub-Advisory Agreement with Curian Capital. The effect of this reduction in the advisory fee is shown in the Tables headed "Annual Fund Operating Expenses" beginning on page 19. It also is reflected in the Examples in the Table headed "Pro Forma Interest Holder Expenses" on page 22.

The aggregate amount of compensation paid by JNAM to First Trust for its services for the year ended 2002, the amount that JNAM would have paid Curian Capital had the proposed sub-advisory fee been in effect during such period, and the difference between the two, stated as a percentage of the sub-advisory fees actually paid in 2002, are set forth in the following table:

---------------------------------------- ------------------------ ------------------------- -------------------------
                                                                       Pro Forma Curian
                                                                     Capital Sub-Advisory
                                              Actual Sub-Advisory    Fees (based on actual
                Fund                          Fees paid in 2002      Fund assets for 2002)   Pro Forma Fee Reduction
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
JNL VARIABLE FUND LLC
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL The Dow Target 5 Fund*   $20,951                  $14,769                   $6,182
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL The Dow Target 10        $134,076                 $98,558                   $35,518
Fund*
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL The S&P Target 10 Fund*  $69,961                  $51,031                   $18,930

---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Global Target 15 Fund*   $37,223                  $28,563                   $8,660
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Target 25 Fund           $43,770                  $33,704                   $10,066
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Target Small-Cap Fund*   $55,213                  $40,939                   $14,274
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Technology Sector Fund   $59,661                  $53,695                   $5,966
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Pharmaceutical/          $74,770                  $67,293                   $7,477
Healthcare Sector Fund
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Financial Sector Fund    $57,894                  $52,105                   $5,789
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Energy Sector Fund       $27,992                  $25,193                   $2,799
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Leading Brands Sector    $32,878                  $29,590                   $3,288
Fund
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Communications Sector    $25,654                  $23,089                   $2,565
Fund
---------------------------------------- ------------------------ ------------------------- -------------------------

---------------------------------------- ------------------------ ------------------------- -------------------------
                                                                       Pro Forma Curian
                                                                     Capital Sub-Advisory
                                              Actual Sub-Advisory    Fees (based on actual
                Fund                          Fees paid in 2002      Fund assets for 2002)   Pro Forma Fee Reduction
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
JNL VARIABLE FUND III LLC
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL The Dow Target 10 Fund*  $5,293                   $3,770                    $1,523
---------------------------------------- ------------------------ ------------------------- -------------------------

---------------------------------------- ------------------------ ------------------------- -------------------------
                                                                       Pro Forma Curian
                                                                     Capital Sub-Advisory
                                              Actual Sub-Advisory    Fees (based on actual
                Fund                          Fees paid in 2002      Fund assets for 2002)   Pro Forma Fee Reduction
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
JNL VARIABLE FUND V LLC
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL The Dow Target 10 Fund*  $12,902                  $9,024                    $3,878
---------------------------------------- ------------------------ ------------------------- -------------------------

---------------------------------------- ------------------------ ------------------------- -------------------------
                                                                       Pro Forma Curian
                                                                     Capital Sub-Advisory
                                              Actual Sub-Advisory    Fees (based on actual
                Fund                          Fees paid in 2002      Fund assets for 2002)   Pro Forma Fee Reduction
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
JNLNY VARIABLE FUND I LLC
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL The Dow Target 10 Fund   $490                     $441                      $49
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL The S&P Target 10 Fund   $467                     $420                      $47
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Global Target 15 Fund    $433                     $389                      $44
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Target 25 Fund           $465                     $419                      $46
---------------------------------------- ------------------------ ------------------------- -------------------------
---------------------------------------- ------------------------ ------------------------- -------------------------
First Trust/JNL Target Small-Cap Fund    $475                     $427                      $48
---------------------------------------- ------------------------ ------------------------- -------------------------

*The sub-advisory fee on these Target Funds was decreased in May 2002. If the reduced rate had been in effect for all of 2002, the pro forma fee reductions for those Funds would be less than the amounts shown in the table.

A discussion concerning the Managers' determination is contained under "Board of Managers' Evaluation" below.

If the New Sub-Advisory Agreement is approved by interest holders of a Fund, it will take effect on or about December 15, 2003. Unless modified or terminated, the New Sub-Advisory Agreement will continue with respect to each Fund for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by the Board of Managers, including a majority of the Managers who are not parties to such agreements or interested parties of any such party or by the affirmative vote if a majority of the outstanding interests of the applicable Fund. The New Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the relevant Company or JNAM or on 90 days' written notice by Curian Capital. The agreement automatically terminates in the event of its assignment.

The name of each Fund that approves this Proposal will be changed to reflect that Curian Capital will have become its sub-adviser.

Curian Capital proposes to manage the Sector Funds to seek to replicate the performance of an index that corresponds to the relevant sector identified in the Fund's name, subject to specified variations to comply with diversification requirements under the Internal Revenue Code of 1986. The Board of Managers has authorized the requested change in each Sector Funds' investment policies, to take effect if the interest holders of a Sector Fund approve this Proposal. The relevant current and amended investment policy for each Sector Fund is set forth in Exhibit H.

While Curian Capital has not previously managed mutual funds, its portfolio management personnel are experienced in managing index portfolios with investment objectives similar to the Funds. Their experience includes managing index portfolios for insurance companies and mutual funds.

Thus, if this Proposal is approved, while the industrial sector in which each Sector Fund primarily invests will not change, their portfolios will be managed in accordance with a passive index strategy, rather than through the active selection of portfolio companies by the sub-adviser. Sector Fund interest holders are not being asked to approve this change in investment policy, as it is not a fundamental policy of each Sector Fund. However, approval of this Proposal by a Sector Fund's interest holders is a condition of the change in investment policy going into effect, and the change will not go into effect for any Sector Fund whose interest holders do not approve this proposal.

With respect to portfolio security transactions, JNAM and Curian Capital attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM and Curian Clearing are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" may include (a) advice as to
(i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM and Curian Clearing may use this research information in managing the Funds' assets, as well as the assets of other clients. However, Curian Capital currently does not plan to use soft dollars or engage in directed brokerage in connection with the Funds' securities transactions.

Any portfolio transaction for a Fund may be executed through brokers that are affiliated with the Companies, JNAM, and/or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. During the fiscal year ended December 31, 2002, the Funds did not execute any trades through affiliated brokers.

It is anticipated that Curian Capital will place a substantial portion of the Funds' securities transactions through Curian Clearing, a division of Investment Centers of America, Inc. which is an affiliate of Jackson National Life. Curian Capital anticipates that it can achieve best execution at reduced brokerage expense utilizing the automated trade clearing platform that it has developed with Curian Clearing. Any Fund trades executed through Curian Clearing will comply with the Companies' policy on the use of affiliated brokerage firms and applicable legal requirements under the 1940 Act.

Also, Curian Clearing will act as custodian of the assets of each Fund that approves this Proposal, except the Global Target 15 Funds. Use of Curian Clearing's custody services is an integral part of its trade and custody platform and therefore is necessary to enable Curian Clearing to achieve the anticipated reduction in brokerage expense. Since Curian Clearing, unlike the current custodian, currently does not operate a securities lending program, the Funds using Curian Clearing's custody services will forego this source of income. It is difficult to quantify the potential effect of the loss of this income, as the amount of securities lending in a Fund varies depending on factors such as the size of the Fund and changes in market conditions, including securities lending opportunities. It is expected that, considering the Funds as a group, the anticipated savings from the reduced advisory fees and commissions will considerably exceed the foregone securities lending income. Considering the Funds individually, however, based on current asset levels and the current sub-adviser's securities lending practices, the foregone securities lending income for some Funds may exceed the anticipated savings. The difference is not expected to be great. Moreover, Curian Clearing is contemplating establishing a securities lending program in the future. While no definite plans have been made, if Curian Capital establishes this service, it would make it available to the Funds, thereby restoring that source of potential income.

BOARD OF MANAGERS' EVALUATION

The Board, including the Independent Managers, has determined that the New Sub-Advisory Agreement will enable the Funds to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Funds and their interest holders.

The Board, at its September 25, 2003 meeting, reviewed materials containing fee schedules of other comparable mutual funds. While Curian Capital has not previously managed mutual funds, the Board received information showing that Curian Capital's personnel has experience managing index mutual funds and large institutional index portfolios. The Board was presented with other information indicating that Curian Capital will devote adequate personnel and other resources to managing the Funds. The Board also considered the proposed change to the investment policies of the Sector Funds, which would become effective only with respect to Sector Funds that approve this Proposal.

In evaluating the New Sub-Advisory Agreement, the Board took into account, among other things, the following factors: (i) the qualifications of Curian Capital to provide sub-advisory services, including the credentials and investment experience of its officers and portfolio management personnel; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, and methodologies of Curian Capital; (iii) the reduction in Fund expenses anticipated to result from (a) the reduction in the sub-advisory fee payable to Curian Capital and the corresponding reduction in the advisory fee to be charged each Fund and (b) the reduction in brokerage expense anticipated to result from Curian Clearing's automated trade and custody platform. The Board concluded that while Curian Clearing, unlike the current custodian, does not offer securities lending services, that potential loss of revenue from this activity was outweighed by the other potential benefits of retaining Curian Clearing as custodian to the Funds. The Board also considered that Curian Capital, unlike the current sub-adviser, is affiliated with Jackson National Life and JNAM.

Based upon its review, the Board determined that the New Sub-Advisory Agreement, and the related change in the investment policy of each Sector Fund, is in the best interests of each Fund and its interest holders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the Independent Managers, unanimously approved the New Sub-Advisory Agreement and voted to recommend that the Funds' interest holders approve this Proposal.

REQUIRED VOTE

Approval of the New Sub-Advisory Agreement with Curian Capital by a Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the 1940 Act, which is the lesser of
(a) a vote of 67% or more of the Fund interests whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund interests are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund interests.

If the New Sub-Advisory Agreement is approved by interest holders of a Fund, it will be implemented for that Fund on or about December 15, 2003.

If the New Sub-Advisory Agreement is not approved by interest holders of a Fund, Curian Capital will not become the sub-adviser to that Fund and that Fund's advisory fees will not be reduced as shown in the table on page 26. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the interest holders of that Fund to approve the New Sub-Advisory Agreement.

THE BOARD OF MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT INTEREST HOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3.

PROPOSAL 4: TO APPROVE OR DISAPPROVE AN ARRANGEMENT AND AN AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT THAT WOULD PERMIT JACKSON NATIONAL ASSET MANAGEMENT LLC, THE COMPANIES' INVESTMENT ADVISER, WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED SUB-ADVISERS WITHOUT INTEREST HOLDER APPROVAL.

INTRODUCTION AND BACKGROUND

The Board of Managers recommends the approval of an arrangement, along with an amendment to the Investment Advisory and Management Agreement for each Company, which would permit JNAM, the Companies' investment adviser, subject to Board approval, to enter into and/or amend sub-advisory agreements with unaffiliated sub-advisers without obtaining the approval of Company interest holders. The proposed changes to the Current Investment Advisory Agreement relevant to this proposal are set forth in paragraph 2 under the subsection entitled "Duties" of the Amendment to the Investment Advisory and Management Agreement for each Company (the "Amendment"), copies of which are attached as Exhibits E-1 to E-4.

The Companies currently issue interests in the Funds shown on the first page of this proxy statement. If a Fund's interest holders approve the proposal, JNAM, on behalf of the Fund, would possess greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory agreement for each Fund. Each Fund currently is sub-advised by First Trust. JNAM has engaged First Trust to provide investment advisory services to each Fund pursuant to a sub-advisory agreement dated May 16, 2002.

As discussed under Proposal 3, your Board is recommending that interest holders vote to replace First Trust with Curian Capital LLC, an affiliate of JNAM. Approval of this Proposal 4 does not remove the need for interest holder approval of the New Sub-Advisory Agreement with Curian Capital or, if the New Sub-Advisory Agreement is approved, any future material change in that sub-advisory agreement. However, it would enable JNAM in the future to replace Curian Capital with an unaffiliated sub-adviser, if JNAM and the Board should determine that such a change would be in the best interests of the applicable Fund and its interest holders.

THE SEC ORDER

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by interest holders. As interpreted, this requirement applies to subadvisory agreements with sub-advisers to the Companies. To obtain interest holder approval, investment companies are required to prepare and distribute proxy materials and hold a special meeting of interest holders, causing them to incur costs and delays in implementing contracts with sub-advisers.

By order dated April 8, 2003 (the "SEC Order"), the SEC has granted JNAM and the Companies a conditional exemption from the interest holder approval requirements. The SEC Order permits JNAM, subject to Board approval, to enter into and/or amend sub-advisory agreements with unaffiliated sub-advisers without obtaining the approval of Company interest holders.

The SEC Order also permits certain modifications to the Funds' disclosure of advisory and subadvisory fees in their regulatory filings. The SEC Order permits the Funds to disclose "Aggregate Fee Disclosure," which is defined as disclosure (both as a dollar amount and as a percentage of the relevant Fund's net assets) of: (1) the total management fee charged by JNAM and any affiliated sub-adviser with respect to each Fund; (2) the aggregate sub-advisory fees paid by JNAM to all sub-advisers managing assets of each Fund; and (3) the sub-advisory fees paid to any affiliated sub-adviser by each Portfolio.

Thus, where a Fund has only one sub-adviser (as is currently true of all of the Funds), the requested relief will not affect the information provided to interest holders concerning the sub-adviser's compensation. In the future, however, if a Fund were to have two or more sub-advisers, however, instead of information concerning the separate compensation paid to each sub-adviser (other than affiliated sub-advisers such as Curian Capital), interest holders would receive information concerning the total compensation paid all sub-advisers to that Fund, and the amount and rate of advisory fees paid to JNAM. The purpose of this provision is two fold. First, it provides JNAM with more flexibility in negotiating sub-advisory fees, as lower sub-advisory fees may inure to the benefit of interest holders. Second, this information is intended to provide interest holders with sufficient information to evaluate whether the cost of the management services provided to the Fund (including the cost of sub-advisory services) is competitive.

Under the SEC Order, any sub-advisory agreement for a Fund would continue to require the approval of a majority of the Board, including a majority of the Independent Managers. Thus, the Board could, if it determined it to be in the best interests of a Fund and its investors, authorize JNAM to hire or replace a sub-adviser, or change the terms of sub-advisory agreements. Provided that the new sub-adviser is not affiliated with JNAM, interest holder approval would not be needed. Interest holders instead would receive notice of the change, including the same information they would receive in a proxy statement if their approval were required.

The SEC Order does not apply to any sub-adviser that is an "affiliated person," as defined in Section 2(a)(3) of the 1940 Act, of the Companies or JNAM ("Affiliated Sub-Adviser") (other than by reason of serving as a sub-adviser to one or more of the Funds). Curian Capital would be an Affiliated Sub-Adviser by virtue of its common ownership with JNAM. Therefore, although interest holders are being solicited for their approval of this Proposal, the provisions in the proposed Amendment relating to the amendment of sub-advisory agreements without interest holder approval will not apply to any sub-advisory agreement with Curian Capital.

The conditions to which the SEC Order is subject are set forth in Exhibit I. One of these conditions is that the interest holders of existing Funds, or the initial interest holder of newly created Funds, must vote to approve application of the exemption to their Fund before the exemption can be placed in effect. Accordingly, the Board is seeking interest holder consent to implement the SEC Order with respect to each of the Funds.

AMENDMENT OF THE CURRENT INVESTMENT ADVISORY AGREEMENT

This Proposal also involves the consideration of certain provisions of the proposed Amendment to the Investment Advisory and Management Agreements between the Companies and JNAM. Paragraph 2 under the subsection entitled "Duties" of the Amendment would reflect JNAM's authority, if this Proposal is approved, to retain the services of one or more unaffiliated sub-advisers, replace unaffiliated sub-advisers or amend sub-advisory contracts in accordance with the provisions of the SEC Order. The Amendment does NOT provide for any increase in the investment advisory fee paid to JNAM. (As noted, above, if Proposal No. 2 is approved, JNAM will reduce its investment advisory fee by 0.20%; in addition, if pursuant to Proposal No. 3 Curian Capital is approved as sub-adviser to the Funds, JNAM has agreed to further reduce its investment advisory fee as described under Proposal Number 3.) It is possible, however, that in the future, if a Fund were to be managed by an unaffiliated sub-adviser, JNAM could negotiate a lower fee with the fees it pays to sub-advisers so that a larger portion of the advisory fee could be retained by JNAM. Renegotiating fees with sub-advisers in such a situation would not require approval of interest holders, but would require approval of the Board. The Current Investment Advisory Agreement and the proposed Amendment are described in more detail below under the headings "Current Investment Advisory Agreement" and "Proposed Amendment to Investment Advisory and Management Agreement," respectively.

BOARD CONSIDERATION OF THE PROPOSAL

On September 25, 2003, the Board met to consider placing this Proposal on the agenda for the Special Meeting of interest holders. After consideration of information about the proposal that was provided by JNAM, the Board determined that the Proposal is reasonable, fair, and in the best interest of the Companies and their interest holders. Accordingly, the Board unanimously approved the Proposal and recommend that interest holders vote to approve this Proposal. A vote for the Proposal will both: (i) authorize JNAM on behalf of the each Fund without interest holder approval to enter into sub-advisory agreements or amend such agreements with unaffiliated sub-advisers; and (ii) approve the Investment Advisory and Management Agreement between each Company and JNAM, as amended by the relevant portions of the Amendment, reflecting this authorization.

At its September 25, 2003, meeting, the Board considered various information provided by JNAM. Among the things considered by the Board in reaching this conclusion was that (i) by investing in a Fund, an interest holder is implicitly relying on JNAM to oversee the sub-advisers and recommend their hiring, termination and replacement; (ii) the Proposal would enable the Funds to avoid significant, and potentially harmful delay in replacing underperforming sub-advisers or sub-advisers who unexpectedly terminate their services; and
(iii) the Proposal would maintain important safeguards and protections for interest holders. The information considered by the Board is discussed in greater detail below.

Currently, in order to approve a sub-advisory agreement, to substitute one sub-adviser for another, or to amend a sub-advisory agreement, a Fund must obtain the approval of its interest holders. The ongoing consolidation in the investment management industry has led to a number of changes in control of investment advisers, such as the sub-advisers. Under Section 15(a) of the 1940 Act, these consolidation transactions trigger the automatic termination of investment advisory agreements, regardless of whether there is any change in the personnel who actually provide advisory services to the investment company. In the context of the Funds' manner of operation, requiring JNAM and the Funds to obtain interest holder approval for every change in control of a sub-adviser is unduly burdensome, particularly since interest holders are relying on JNAM to evaluate the impact of proposed change on their behalf.

In addition, under the current arrangement, once JNAM and the Board determine that using the services of one or more sub-advisers (or replacing or eliminating a sub-adviser, or amending a sub-advisory agreement once a sub-adviser is retained) is in the best interest of interest holders, a delay of several months may occur until the Fund can obtain the necessary approval of interest holders. Where the need to replace a sub-adviser is due to, for example, loss of key personnel, the affected Fund could receive less than satisfactory advisory services pending interest holder approval of a replacement. Approval of the Proposal would permit the Board and JNAM to seek to reduce or eliminate this delay.

A second factor considered by the Board was that interest holders are, in effect, relying on JNAM to select and monitor sub-advisers, and to respond promptly to any significant changes in the advisory services provided to the Funds. By investing in a Fund, an interest holder is indirectly hiring JNAM to manage the assets of the Fund by using external portfolio managers in combination with JNAM's own expertise in selecting and monitoring sub-advisers, rather than by using JNAM's own personnel. Interest holders expect that JNAM, under the overall supervision of the Board, will take responsibility for overseeing sub-advisers and recommending their hiring, termination or replacement. Requiring interest holder approval of every change of sub-adviser or change in a sub-advisory agreement frustrates the expectations of interest holders who are relying on JNAM to perform these duties.

The third factor considered by the Board was that the Proposal preserves certain protections and safeguards for the Funds and their interest holders. For example, although the Proposal would authorize JNAM on behalf of the Companies to enter into or amend sub-advisory agreements, any change in the investment advisory contract between a Company and JNAM, the replacement of JNAM itself, or any sub-advisory agreement with an affiliate of JNAM would continue to require approval of interest holders.

In addition, the selection of each unaffiliated sub-adviser will continue to be subject to the scrutiny of the Board, which includes a majority of Independent Managers, and is required to include a majority of Independent Managers as a condition of the SEC Order. The Board of each affected Company, including the Independent Managers, will consider and vote upon each proposed sub-advisory agreement or material amendment of a sub-advisory agreement, thereby providing independent scrutiny by persons bound by their fiduciary duty to look after the interests of interest holders.

Also, interest holders would receive the same information about sub-advisers as they currently do. In the event JNAM, with the approval of the Board, determines to use the services of an unaffiliated sub-adviser or replace a sub-adviser, interest holders would receive, within ninety days of the change, the same information about the sub-adviser and sub-advisory agreement they would receive in a proxy statement if their approval were required.

As part of its consideration of this Proposal, the Board also approved the Current Investment Advisory Agreement, as amended by the relevant provisions of the Amendment, and recommends interest holder approval. The Board considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature, extent and quality of the services expected to be provided to the Funds by JNAM; (2) JNAM's past investment performance with respect to the Funds;
(3) the costs of services to be provided by JNAM; (4) the fact that approval of the Amendment will not change the compensation payable to JNAM by the Funds; (5) other sources of revenue accruing to JNAM and its affiliates as a result of its relationship with the Companies, including any intangible benefits that accrue to JNAM and its affiliates; (6) the Companies' expenses compared to other funds; and (7) such other factors as the Board deemed relevant. The Board particularly relied on the fact that, as relevant to this Proposal, the Amendment does not change any provision of the Current Investment Advisory Agreement, which the Board had recently approved, other than changes necessary to implement the proposed sub-advisory arrangement. The Current Investment Advisory Agreement and the Amendment are described and compared below, together with other relevant information presented to the Board. Based on these considerations, the Board determined that approval of the Current Investment Advisory Agreement, as amended by the relevant provisions of the Amendment, is in the best interests of the Companies and their interest holders.

CURRENT INVESTMENT ADVISORY AGREEMENT

As discussed above, to implement the proposal, it will be necessary to amend the Current Investment Advisory Agreement for each Company, each of which is dated January 31, 2001, as amended by amendment dated May 16, 2002 (the "Current Investment Advisory Agreement"), under which JNAM serves as investment adviser to the Companies. As investment adviser, JNAM provides the Funds with professional investment supervision and management and permits any of its officers or employees to serve without compensation as trustees or officers of the Companies if elected to such positions. JNAM also serves as the Companies' Administrator. JNAM is a wholly-owned subsidiary of Jackson National Life, which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM's address is One Corporate Way, Lansing, Michigan 48951.

The Current Investment Advisory Agreement continues in effect for each Company from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Companies, and (ii) the interest holders of the affected Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Current Investment Advisory Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Under the Current Investment Advisory Agreement, JNAM may delegate certain of its duties to a sub-adviser or sub-advisers. The Current Investment Advisory Agreement further provides that JNAM is solely responsible for payment of any fees or other charges arising from such delegation. Copies of the Current Investment Advisory Agreement for each Company is attached hereto as Exhibits D-1 to D-4. (Each Exhibit includes the Investment Advisory Agreement dated January 31, 2001, and the Amendment to that agreement, dated May 16, 2002, for one Company.) The Current Investment Advisory Agreement for each Company was last approved by the Board of Managers on May 15, 2003, when the Board approved the continuation of that Agreement for another year. The Current Investment Advisory Agreement for each Company was approved by its initial interest holder at an organizational meeting held on the date shown in the following table:

        Company                           Date
JNL Variable Fund LLC                    2/11/99
JNL Variable Fund III LLC                2/11/99
JNL Variable Fund V LLC                  6/11/99
JNLNY Variable Fund I LLC                6/11/99

As compensation for its services under the Current Investment Advisory Agreement, JNAM receives a fee from the Companies computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the average daily net assets of each Fund. The current fees for each Fund are set forth in the Table on page 15 above. Approval of this Proposal will not affect the advisory fees paid by the Funds. However, as described in the discussion of Proposals 2 and 3 above, adoption of either or both of those proposals will reduce the advisory fee rates payable to JNAM. The effect of those proposals on the advisory fees payable to JNAM is shown in the tables on page 15 above. The amount of advisory fees paid to JNAM in the fiscal year 2002, and the pro forma effect on those fees of the adoption of Proposals 2 and 3, is shown in the tables on pages 18 to 19.

JNAM also serves as the Funds' Administrator. Each Fund pays to JNAM an administrative fee of 0.15% of the average daily net assets of the Fund, except the Global Target 15 Funds, each of which pays an administrative fee of 0.20% of its average daily net assets. JNAM received administrative fees of $312,490 from JNL Variable Fund, $2,773 from JNL Variable Fund III, and $6,562 from JNL Variable Fund V, and $1,855 from JNLNY Variable Fund I, for the year ended December 31, 2002.

For the fiscal year ended December 31, 2002, the Funds did not pay any brokerage commissions to broker/dealers affiliated with JNAM or First Trust.

Unless superseded by the proposed new Investment Advisory and Management Agreement, in connection with this Proposal, the existing Advisory Agreement will continue in effect with respect to each Company provided such continuance is specifically approved annually by the vote of a majority of the Board of Managers of the relevant Company (including a majority of such Managers who are not parties to the agreement or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

PROPOSED AMENDMENT TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

If this Proposal is approved by interest holders, the Current Investment Advisory Agreement would be modified by the provisions of paragraph 2 under the subsection entitled "Duties" of the proposed Amendment allowing JNAM to hire and replace sub-advisers and amend the contracts of such sub-advisers without interest holder approval. If this Proposal is not approved by interest holders, the Current Investment Advisory Agreement would continue in effect.

Copies of the Amendment for each Company are attached hereto as Exhibits E-1 to E-4. The Amendment was proposed by JNAM and approved on September 25, 2003, by the Board of Managers of each Company (including a majority of the Managers who are not parties to such agreement or interested persons of any such party). Other than the provision relating to sub-advisory arrangements and provisions relating to Proposals 2 and 3 (which will not go into effect unless those Proposals are approved), the Amendment does not modify the Current Investment Advisory Agreement for any Company. In particular, the Amendment does NOT provide for any increase in the investment advisory fee paid to JNAM. It is expected that the Amendment will become effective on or about December 15, 2003 for each Fund that approves this Proposal.

REQUIRED VOTE

The proposal will be adopted with respect to a Fund if it is approved by the vote of a majority of outstanding interests of that Fund, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund interests whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund interests are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund interests.

If Proposal No. 4 is approved by interest holders of a Fund, it will be implemented for that Fund on or about December 15, 2003.

If Proposal No. 4 is not approved by interest holders of a Fund, it will not be implemented for that Fund. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the interest holders of that Fund for approval of this Proposal.

THE BOARD OF MANAGERS RECOMMENDS THAT INTEREST HOLDERS VOTE FOR APPROVAL OF PROPOSAL 4.

                              OUTSTANDING INTERESTS

The Managers have fixed the close of business on September 25, 2003, as the Record Date for the determination of the holders of interests in each Fund entitled to vote at the Meeting. Interest holders on the Record Date will be entitled to one vote for each full interest held and to a proportionate fractional vote for each fractional interest. As of the Record Date, there were issued and outstanding the following number of Interests for each Fund:

------------------------------------------------------------------------------- -------------------------------------
                                     FUND                                              INTERESTS OUTSTANDING
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
JNL Variable Fund LLC
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL The DowSM Target 5 Fund                                               1,016,471.503
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL The DowSM Target 10 Fund                                             17,886,756.948
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL The S&P(R) Target 10 Fund                                            12,444,101.542
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Global Target 15 Fund                                                10,314,654.736
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Target 25 Fund                                                       11,313,871.517
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Target Small-Cap Fund                                                 7,232,010.405
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Technology Sector Fund                                                3,469,233.944
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Pharmaceutical/Healthcare Sector Fund                                 1,994,785.994
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Financial Sector Fund                                                 1,527,261.679
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Energy Sector Fund                                                      630,918.233
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Leading Brands Sector Fund                                            1,021,794.906
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Communications Sector Fund                                            1,951,422.416
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
JNL VARIABLE FUND III LLC
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL The DowSM Target 10 Fund                                                281,079.448
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
JNL VARIABLE FUND V LLC
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL The DowSM Target 10 Fund                                                437,772.417
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
JNLNY VARIABLE FUND I LLC
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL The DowSM Target 10 Fund                                                412,363.419
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL The S&P(R) Target 10 Fund                                               568,483.714
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Global Target 15 Fund                                                    66,246.284
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Target 25 Fund                                                          425,225.027
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
     First Trust/JNL Target Small-Cap Fund                                                   287,646.825
------------------------------------------------------------------------------- -------------------------------------

As of September 25, 2003, the officers and Managers of the Companies, as a group, owned less than 1% of the then outstanding interests of any Fund.

Because the interests in the Funds are sold only to separate accounts of Jackson National Life or Jackson National Life NY to fund certain variable life insurance or annuity contracts (the "Variable Contracts"), each Fund has only one interest holder. The sole interest holder of each Fund of the JNL Variable Fund LLC, JNL Variable Fund III LLC, and JNL Variable Fund V LLC is Jackson National Life. The sole interest holder of each Fund of the JNLNY Variable Fund I LLC is Jackson National Life Insurance Company of New York.

As of September 25, 2003, the following persons beneficially owned more than 5% of the shares of the Funds indicated below:

------------------------------ --------------------------- ------------------------- --------------------------------
            FUND                    NAME AND ADDRESS         AMOUNT OF OWNERSHIP       PERCENTAGE OF SHARES OWNED
------------------------------ --------------------------- ------------------------- --------------------------------
------------------------------ --------------------------- ------------------------- --------------------------------
JNL VARIABLE FUND III LLC

------------------------------ --------------------------- ------------------------- --------------------------------
------------------------------ --------------------------- ------------------------- --------------------------------
First Trust/JNL The Dow        Lorna E. Cook                   20,392.767                        7.26%
Target 10 Fund                 P.O. Box 3661
                               Central Point, OR 97502
------------------------------ --------------------------- ------------------------- --------------------------------
------------------------------ --------------------------- ------------------------- --------------------------------
JNLNY VARIABLE FUND I LLC
------------------------------ --------------------------- ------------------------- --------------------------------
------------------------------ --------------------------- ------------------------- --------------------------------
First Trust/JNL Global         Raymond A. Steffenhagen          4,472.485                        6.75%
Target 15 Fund                 387 W. Ford Lake Road
                               Hamlin, NY 14464
------------------------------ --------------------------- ------------------------- --------------------------------
------------------------------ --------------------------- ------------------------- --------------------------------
                               Arthur J. Battista               4,670.272                        7.05%
                               105 Eastwood Avenue
                               Utica, NY 13501-6225
------------------------------ --------------------------- ------------------------- --------------------------------


                        INFORMATION ABOUT THE DISTRIBUTOR

The Companies currently do not have a distributor. However, in connection with the proposed Rule 12b-1 Plan discussed in Proposal No. 2, the Company's Boards have approved a distribution agreement between each Company and JNLD, pursuant to which JNLD would become the Companies' distributor. Accordingly, if Proposal No. 2 is adopted, JNLD will become the Companies' distributor. JNLD is a wholly owned subsidiary of Jackson National Life.

                                 OTHER BUSINESS

The Managers do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Companies do not hold regular meetings of interest holders. Interest holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of interest holders should send their written proposals to the Secretary of the Companies at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of interest holders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of interest holders will vote in their discretion with respect to proposals submitted on an untimely basis.

         SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Managers of each Fund has determined that the use of this joint Proxy Statement for each Fund is in the best interest of each Fund and its investors in light of the same matters being considered and voted on by the interest holders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Companies, JNAM or officers or employees of Jackson National Life.

JNAM, as the Companies' Administrator, has retained the services of Management Information Services ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts 02061, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by MIS in connection with this proxy solicitation and a concurrent proxy solicitation being conducted by other members of the JNL Family of Funds is approximately $145,000.

The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM or an affiliate. The Companies do not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                    FORM CARD IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


Thomas J. Meyer
Secretary

Dated: October ___, 2003
Lansing, Michigan

                                    EXHIBIT A

                              JNL Variable Fund LLC
                            JNL Variable Fund III LLC
                             JNL Variable Fund V LLC
                            JNLNY Variable I Fund LLC

                               MULTIPLE CLASS PLAN

         This Multiple Class Plan (this "Plan") has been approved pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), by a majority of the Managers of each of the above-named, series-type, registered open-end management investment companies (the "Companies," and each a "Company"), with respect to each of the Companies' investment portfolios (each a "Fund") shown on Schedule A hereto, as amended from time to time.

         1. Class Designations. Each Fund is authorized to issue from time to time the following classes of shares:

                                     Class A
                                     Class B

         2. Class A Shares. Class A Shares of a Fund will be offered for sale subject to a 12b-1 Fee pursuant to the Fund's Rule 12b-1 Plan. For purposes hereof, a "12b-1 Fee" refers to the fee authorized under the applicable Fund's Rule 12b-1 Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of a Fund's assets to finance shareholder services or certain activities expected directly or indirectly to result in the sale of the Fund's shares. Imposition of the 12b-1 Fee is subject to any required approval by the applicable Company's Board of Managers and/or affected Class A Fund shareholders.

         3. Class B Shares. Class B Shares of a Fund will be offered for sale without being subject to a 12b-1 Fee.

         4. Relative Rights and Obligations. Each class of shares of a Fund will represent interests in the same portfolio of investments of the Fund and will have in all respects the same rights and obligations as each other class of the Fund, except as otherwise provided herein. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

         5. Class Expenses. Each class of shares of a Fund will pay all of the expenses of an arrangement for shareholder services or the distribution of shares or both that is specific to that class, including the fees and expenses of any plan adopted pursuant to Rule 12b-1 relating to the particular class (including the expenses of obtaining shareholder approval of any such plan or amendment thereto) and any shareholder or administrative services plan relating to the particular class but not adopted under Rule 12b-1; and each class may, to the extent practicable, pay a different share of other expenses (excluding advisory or custodial fees or other expenses related to the management of the Fund's assets), if such other expenses are actually incurred in a different amount by that class or the class receives services of a different kind or to a different degree than other classes, including any incremental transfer agency fees attributable to the particular class and, consistent with rulings and other published statements of position of the Internal Revenue Service, any expenses of the Fund's operations that are directly attributable to the particular class.

         6. Income, Gain, and Losses and Fund-Wide Expenses. Income, gain, and losses and expenses not allocated to a particular class of shares of a Fund will be allocated in accordance with Rule 18f-3(c) or any successor provision. As a result of differences in allocated expenses, it is expected that the net income of, and dividends payable to, each class of shares will vary. Dividends and distributions paid to each class will be calculated in the same manner, on the same day and at the same time.

         7. Waivers And Reimbursements. Expenses may be waived or reimbursed by a Fund's adviser, underwriter or any other provider of services to the Fund.

         8. Conversion Features. Shares of one class of a Fund may not be converted into shares of another class of the same Fund.

         9. Exchange Privileges. Shares of each class of a Fund may be exchanged for shares of the same class of another Fund or, if the other Fund has only one class of shares, for shares of that class, but in either case only to the extent otherwise permitted as described in the prospectus for the particular class of shares, as from time to time in effect.

         10. Voting Rights. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         11. Amendments. All material amendments to this Plan must be approved pursuant to Rule 18f-3 by a majority of the Managers of each Company, including a majority of the Managers who are not interested persons of the Company.

Adopted:                   , 2003
         ------------------

                                   SCHEDULE A

                              Investment Portfolios


JNL Variable Fund LLC:
----------------------

JNL/Curian The DowSM Target 5 Fund (formerly known as First Trust/JNL The DowSM Target 5 Fund)
JNL/Curian The DowSM Target 10 Fund (formerly known as First Trust/JNL The DowSM Target 10 Fund)
JNL/Curian The S&P(R) Target 10 Fund (formerly known as First Trust/JNL The S&P(R) Target 10 Fund)
JNL/Curian Global Target 15 Fund (formerly known as First Trust/JNL Global Target 15 Fund)
JNL/Curian Target 25 Fund (formerly known as First Trust/JNL Target 25 Fund)
JNL/Curian Target Small-Cap Fund (formerly known as First Trust/JNL Target Small-Cap Fund)
JNL/Curian Technology Sector Fund (formerly known as First Trust/JNL Technology Sector Fund)
JNL/Curian Pharmaceutical/Healthcare Sector Fund (formerly known as First Trust/JNL Pharmaceutical/Healthcare Sector Fund)
JNL/Curian Financial Sector Fund (formerly known as First Trust/JNL Financial Sector Fund)
JNL/Curian Energy Sector Fund (formerly known as First Trust/JNL Energy Sector Fund)
JNL/Curian Consumer Brands Sector Fund (formerly known as First Trust/JNL Leading Brands Sector Fund)
JNL/Curian Communications Sector Fund (formerly known as First Trust/JNL Communications Sector Fund)

JNL Variable Fund III:
----------------------

JNL/Curian The DowSM Target 10 Fund (formerly known as First Trust/JNL The DowSM Target 10 Fund)

JNL Variable Fund V:
--------------------

JNL/Curian The DowSM Target 10 Fund (formerly known as First Trust/JNL The DowSM
Target 10 Fund)

JNLNY Variable I Fund LLC:
--------------------------

JNL/Curian The DowSM Target 5 Fund (formerly known as First Trust/JNL The DowSM Target 5 Fund)
JNL/Curian The DowSM Target 10 Fund (formerly known as First Trust/JNL The DowSM Target 10 Fund)
JNL/Curian The S&P(R) Target 10 Fund (formerly known as First Trust/JNL The S&P(R) Target 10 Fund)
JNL/Curian Global Target 15 Fund (formerly known as First Trust/JNL Global Target 15 Fund)
JNL/Curian Target 25 Fund (formerly known as First Trust/JNL Target 25 Fund)
JNL/Curian Target Small-Cap Fund (formerly known as First Trust/JNL Target Small-Cap Fund)
JNL/Curian Technology Sector Fund (formerly known as First Trust/JNL Technology Sector Fund)
JNL/Curian Pharmaceutical/Healthcare Sector Fund (formerly known as First Trust/JNL Pharmaceutical/Healthcare Sector Fund)
JNL/Curian Financial Sector Fund (formerly known as First Trust/JNL Financial Sector Fund)
JNL/Curian Energy Sector Fund (formerly known as First Trust/JNL Energy Sector Fund)
JNL/Curian Consumer Brands Sector Fund (formerly known as First Trust/JNL Leading Brands Sector Fund)
JNL/Curian Communications Sector Fund (formerly known as First Trust/JNL Communications Sector Fund)

                                    EXHIBIT B

                              JNL VARIABLE FUND LLC
                            JNL VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC
                            JNLNY VARIABLE I FUND LLC

                                     FORM OF
                                 RULE 12b-1 PLAN

         WHEREAS, each of the above-named companies (the "Companies," and each a "Company") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Companies are currently divided into the investment series listed on Schedule A hereto (the "Funds"), where each Fund represents a separate portfolio of investments;

         WHEREAS, the Companies have adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Act, authorizing each Fund to issue Class A and Class B shares;

         WHEREAS, the Board of Managers of each Company (the "Board of Managers") has determined that it is appropriate and desirable to use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such classes of shares of the Funds;

         WHEREAS, in furtherance of the purposes of this Rule 12b-1 Plan (this "Plan"), each Company has been authorized to enter into a Distribution Agreement with Jackson National Life Distributors, Inc. (the "Distributor") pursuant to which the Distributor will serve as distributor of the securities of the Funds; and

         WHEREAS, a majority of each Board of Managers, including a majority of the Managers who are not interested persons of the applicable Company (the "Disinterested Managers") and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Rule 12b-1 Managers"), have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that adoption of this Plan will benefit the Funds and their shareholders;

         NOW, THEREFORE, this Plan is adopted by the Companies on behalf of the Funds, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

1. Authorized Distribution and/or Service 12b-1 Fees.
   --------------------------------------------------

         (a) As used herein, "Recipient" shall mean any broker or dealer, administrator, or other that (i) has rendered assistance (whether direct, administrative, or both) in the distribution of Class A Shares of a Fund; (ii) has furnished or will furnish the Distributor with such information as the Distributor has requested or may request to answer such questions as may arise concerning the sale of Class A Shares of a Fund; and (iii) has been selected by the Distributor to receive payments under this Plan. Notwithstanding the foregoing, a majority of the Rule 12b-1 Managers may remove any broker or dealer, administrator, or other as a Recipient.

         (b) Each Fund that issues Class A Shares shall reimburse the Distributor for distribution and related additional service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the rate per annum of the average daily net assets attributable to the Class A Shares, as shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed the Distributor's actual distribution and related additional service expenses for that fiscal quarter. The Distributor shall use such payments to reimburse itself for providing distribution and related services of the type contemplated herein and reviewed from time to time by the Board of Managers, or for compensating Recipients for providing or assisting in providing such distribution and related services. The types of distribution and related additional service activities that may be reimbursed pursuant to this Plan, include, but are not limited to, the following:

                  (i) Development, preparation, printing and mailing of Fund sales literature and other promotional materials describing and/or relating to the Fund, including materials intended for use by Jackson National Insurance Company and its affiliates, or for broker-dealer only use or retail use;

                  (ii) Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;

                  (iii) Servicing fees requested by broker-dealers or other financial intermediaries who sell variable insurance products that offer the Funds;

                  (iv) Obtaining information and providing explanations to variable insurance contract owners regarding the Funds' investment objectives and policies and other information about the Funds, including performance of the Funds;

                  (v) Training sales personnel regarding sales of variable insurance contracts that relate to the Funds offered under those contracts; and

                  (vi) Financing other activities that the Board of Managers determines are primarily intended to result in the servicing or sale of Fund shares.

2. Miscellaneous.
   --------------

         (a) Effectiveness. This Plan shall not take effect with respect to a Fund (or a class of shares thereof) until (i) this Plan has been approved by a vote of a majority of the outstanding voting securities of the Company entitled to vote thereon and (ii) this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Managers and (2) the Rule 12b-1 Managers, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Funds or classes of shares are established, this Plan shall not take effect respect such Funds or classes of shares until this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Managers and (2) the Rule 12b-1 Managers, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. Subject to approval as required by this paragraph and any other approvals required by the Act and the rules thereunder, this Plan shall take effect at the time specified by the Board of Managers, or, if no such time is specified by the Managers, at the time that all necessary approvals have been obtained.

         (b) Continuation. This Plan shall continue in full force and effect as to a Fund (or a class of shares thereof) for so long as such continuance is specifically approved at least annually by a vote of both (i) the Board of Managers and (ii) the Rule 12b-1 Managers, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

         (c) Reports. The Distributor shall provide to the Board of Managers a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

         (d) Related Agreements. Any agreement related to this Plan must provide, in substance, (i) that the agreement may be terminated as to any Company or Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Managers, by vote of a majority of the Rule 12b-1 Managers, or by a vote of a majority of the outstanding voting securities of the Company entitled to vote thereon, on not more than 30-days' written notice to any other party to the agreement, and (ii) that the agreement will terminate automatically in the event of its "assignment" (as defined in the Act).

         (e) Termination. This Plan may be terminated as to any Company or Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Managers, by vote of a majority of the Rule 12b-1 Managers, or by a vote of a majority of the outstanding voting securities of the Company entitled to vote thereon.

         (f) Amendments. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (i) the Board of Managers and (ii) the Rule 12b-1 Managers, cast in person at a meeting called, at least in part, for the purpose of voting on such approval. This Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the applicable Fund or class shares thereof and by a majority of both (i) the Board of Managers and (ii) the Rule 12b-1 Managers, cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

         (g) Disinterested Managers. While this Plan is in effect, at least a majority of the Managers of each Company must be Disinterested Managers; only those Managers may select and nominate any other Disinterested Managers; and any person who acts as legal counsel for the Disinterested Managers must be an "independent legal counsel" (as defined in the Act).

         (h) Records. Each Company shall preserve copies of this Plan and any related agreement or report made pursuant to this Plan or Rule 12b-1 under the Act for a period of not less than six years from the date of this Plan or any such agreement or report, the first two years in an easily accessible place.

         (i) Severability. The provisions of this Plan are severable as to each Fund or class of shares of a Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund or class of shares affected by the matter.

Adopted:                   , 2003
         ------------------

                                   SCHEDULE A


JNL VARIABLE FUND LLC

---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class       Maximum 12b-1 Fee(1)
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 5 Fund
(formerly known as First Trust/JNL The DowSM Target 5 Fund)               Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The S&P(R) Target 10 Fund
(formerly known as First Trust/JNL The S&P(R) Target 10 Fund)             Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Global Target 15 Fund
(formerly known as First Trust/JNL Global Target 15 Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target 25 Fund
(formerly known as First Trust/JNL Target 25 Fund)                        Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target Small-Cap Fund
(formerly known as First Trust/JNL Target Small-Cap Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Technology Sector Fund
(formerly known as First Trust/JNL Technology Sector Fund)                Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Pharmaceutical/Healthcare Sector Fund
(formerly known as First Trust/JNL  Pharmaceutical/Healthcare  Sector
Fund)                                                                     Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Financial Sector Fund
(formerly known as First Trust/JNL Financial Sector Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Energy Sector Fund
(formerly known as First Trust/JNL Energy Sector Fund)                    Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Consumer Brands Sector Fund
(formerly known as First Trust/JNL Leading Brands Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Communications Sector Fund
(formerly known as First Trust/JNL Communications Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------


JNL VARIABLE FUND III LLC

---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class           Maximum 12b-1 Fee(1)
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------


JNL VARIABLE FUND V LLC

---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class           Maximum 12b-1 Fee(1)
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------


JNLNY VARIABLE FUND I LLC

---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class           Maximum 12b-1 Fee(1)
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 5 Fund
(formerly known as First Trust/JNL The DowSM Target 5 Fund)               Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The S&P(R) Target 10 Fund
(formerly known as First Trust/JNL The S&P(R) Target 10 Fund)             Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Global Target 15 Fund
(formerly known as First Trust/JNL Global Target 15 Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target 25 Fund
(formerly known as First Trust/JNL Target 25 Fund)                        Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target Small-Cap Fund
(formerly known as First Trust/JNL Target Small-Cap Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Technology Sector Fund
(formerly known as First Trust/JNL Technology Sector Fund)                Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------

JNL/Curian Pharmaceutical/Healthcare Sector Fund
(formerly known as First Trust/JNL  Pharmaceutical/Healthcare  Sector
Fund)                                                                     Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Financial Sector Fund
(formerly known as First Trust/JNL Financial Sector Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Energy Sector Fund
(formerly known as First Trust/JNL Energy Sector Fund)                    Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Consumer Brands Sector Fund
(formerly known as First Trust/JNL Leading Brands Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Communications Sector Fund
(formerly known as First Trust/JNL Communications Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------

------------
1 As a percentage of the average daily net assets attributable to the specified class of shares.

                                   EXHIBIT C-1

                                     FORM OF
                             DISTRIBUTION AGREEMENT


This Agreement is made on the _____ day of ________________, 2003, by and between JNL Variable Fund LLC (the "Company") and Jackson National Life Distributors, Inc. ("JNLD").

WHEREAS, the Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company is authorized to issue shares ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Company has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, authorizing each Fund to issue Class A and Class B shares; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Rule 12b-1 Plan (the "12b-1 Plan"), under which the Company may use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds; and

WHEREAS, in furtherance of the purposes of the 12b-1 Plan, the Company wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

WHEREAS, the Company is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program ("AML Program") reasonably designed to prevent the Company being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury; and

WHEREAS, the Company has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD; and

WHEREAS, JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Company; and

WHEREAS, JNLD wishes to render the services hereunder to the Company;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

         1. Appointment and Acceptance. The Company hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

         2.       General Provisions.

                  (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Company on Form N-1A (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Managers of the Company (the "Board of Managers"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

                  (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Company in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Company's transfer agent promptly for processing.

                  (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

         3. JNLD Expenses. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

                  (a) costs of sales presentations, preparation and delivery of advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

                  (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

         Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses or may pay for expenses incurred under this Agreement to the extent permitted by the terms of the 12b-1 Plan.

         4. Company Expenses. Pursuant to an Administration Agreement, the Company shall bear all of its expenses including, but not limited to:

                  (a) preparation and setting in type, printing and distributing reports and other communications, proxies, prospectuses and statements of additional information to existing shareholders;

                  (b) registration of the Company's Shares with the Securities and Exchange Commission.

         5. Sale of Shares by Distributor.

                  (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Company shall receive 100% of such net asset value.

                  (b) All orders received by JNLD and transmitted to the Company shall be subject to acceptance and confirmation by the Company.

         6. 12b-1 Plan.

                  (a) As used herein, the term "12b-1 Fee" refers to a charge against Fund Class A Share assets, as authorized under the 12b-1 Plan, to finance distribution and related services, as described in the 12b-1 Plan.

                  (b) In accordance with the terms of the 12b-1 Plan, JNLD shall provide distribution and related services of the types contemplated under the 12b-1 Plan and reviewed from time to time by the Board of Managers with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the 12b-1 Plan. The Company, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the 12b-1 Fee rate per annum of the average daily net assets attributable to the Class A Shares shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal quarter.

         7. Reservation of Right Not to Sell. The Company reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

         8. Construction of Agreement.

                  (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Company or to the Company's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

                  (b) Terms or words used in the Agreement, which also occur in the Company's Operating Agreement, shall have the same meaning herein as given to such terms or words in the Operating Agreement.

         9. Effective Date and Termination of this Agreement. This Agreement shall become effective at the date and time that the Company's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Managers or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Company and, in either event, by the vote of a majority of the Managers of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Company by giving JNLD at least thirty (30) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Company at least thirty (30) days' previous written notice of such intention to terminate.

This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

         10. Notices. Notices of any kind to be given to JNLD by the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Company. Notices of any kind to be given to the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Company.

         11. Non-Exclusivity. The services of JNLD to the Company under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

         12. Reports. JNLD shall prepare reports for the Board of Managers on a quarterly basis showing such information as shall be reasonably requested by the Board of Managers from time to time.

         13. Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Company, may also serve the Company in other capacities.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         15. Governing Law. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulatory organization, such as the National Association of Securities Dealers.

         16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         17. JNLD agrees to implement and operate an AML Program on behalf of the Company (the "Company AML Program") as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Company AML Program will be reasonably designed to prevent the Company from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.) and the implementing regulations thereunder.

         18. JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Company AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Company AML Program available to the Securities and Exchange Commission (the "SEC") for review and (b) to make the Company AML Program available for inspection by the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    JNL VARIABLE FUND LLC

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------
ATTEST:

By:
         --------------------------------------------

                                    JACKSON NATIONAL LIFE DISTRIBUTORS, INC.

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------
ATTEST:

By:
         --------------------------------------------

                                   SCHEDULE A


---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class       Maximum 12b-1 Fee(2)
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 5 Fund
(formerly known as First Trust/JNL The DowSM Target 5 Fund)               Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
 JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The S&P(R) Target 10 Fund
(formerly known as First Trust/JNL The S&P(R) Target 10 Fund)             Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Global Target 15 Fund
(formerly known as First Trust/JNL Global Target 15 Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target 25 Fund
(formerly known as First Trust/JNL Target 25 Fund)                        Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target Small-Cap Fund
(formerly known as First Trust/JNL Target Small-Cap Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Technology Sector Fund
(formerly known as First Trust/JNL Technology Sector Fund)                Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Pharmaceutical/Healthcare Sector Fund
(formerly known as First Trust/JNL  Pharmaceutical/Healthcare  Sector
Fund)                                                                     Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Financial Sector Fund
(formerly known as First Trust/JNL Financial Sector Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Energy Sector Fund
(formerly known as First Trust/JNL Energy Sector Fund)                    Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Consumer Brands Sector Fund
(formerly known as First Trust/JNL Leading Brands Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Communications Sector Fund
(formerly known as First Trust/JNL Communications Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------

------------
2 As a percentage of the average daily net assets attributable to the specified class of shares.

                                   EXHIBIT C-2
                                     FORM OF
                             DISTRIBUTION AGREEMENT


This Agreement is made on the _____ day of __________________, 2003, by and between JNL Variable Fund III LLC the "Company") and Jackson National Life Distributors, Inc. ("JNLD").

WHEREAS, the Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company is authorized to issue shares ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Company has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, authorizing each Fund to issue Class A and Class B shares; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Rule 12b-1 Plan (the "12b-1 Plan"), under which the Company may use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds; and

WHEREAS, in furtherance of the purposes of the 12b-1 Plan, the Company wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

WHEREAS, the Company is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program ("AML Program") reasonably designed to prevent the Company being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury; and

WHEREAS, the Company has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD; and

WHEREAS, JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Company; and

WHEREAS, JNLD wishes to render the services hereunder to the Company;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

         1. Appointment and Acceptance. The Company hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

         2.       General Provisions.

                  (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Company on Form N-1A (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Managers of the Company (the "Board of Managers"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

                  (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Company in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Company's transfer agent promptly for processing.

                  (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

         3. JNLD Expenses. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

                  (a) costs of sales presentations, preparation and delivery of advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

                  (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

         Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses or may pay for expenses incurred under this Agreement to the extent permitted by the terms of the 12b-1 Plan.

         4. Company Expenses. Pursuant to an Administration Agreement, the Company shall bear all of its expenses including, but not limited to:

                  (a) preparation and setting in type, printing and distributing reports and other communications, proxies, prospectuses and statements of additional information to existing shareholders;

                  (b) registration of the Company's Shares with the Securities and Exchange Commission.

         5. Sale of Shares by Distributor.

                  (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Company shall receive 100% of such net asset value.

                  (b) All orders received by JNLD and transmitted to the Company shall be subject to acceptance and confirmation by the Company.

         6. 12b-1 Plan.

                  (a) As used herein, the term "12b-1 Fee" refers to a charge against Fund Class A Share assets, as authorized under the 12b-1 Plan, to finance distribution and related services, as described in the 12b-1 Plan.

                  (b) In accordance with the terms of the 12b-1 Plan, JNLD shall provide distribution and related services of the types contemplated under the 12b-1 Plan and reviewed from time to time by the Board of Managers with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the 12b-1 Plan. The Company, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the 12b-1 Fee rate per annum of the average daily net assets attributable to the Class A Shares shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal quarter.

         7. Reservation of Right Not to Sell. The Company reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

         8. Construction of Agreement.

                  (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Company or to the Company's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

                  (b) Terms or words used in the Agreement, which also occur in the Company's Operating Agreement, shall have the same meaning herein as given to such terms or words in the Operating Agreement.

         9. Effective Date and Termination of this Agreement. This Agreement shall become effective at the date and time that the Company's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Managers or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Company and, in either event, by the vote of a majority of the Managers of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Company by giving JNLD at least thirty (30) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Company at least thirty (30) days' previous written notice of such intention to terminate.

This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

         10. Notices. Notices of any kind to be given to JNLD by the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Company. Notices of any kind to be given to the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Company.

         11. Non-Exclusivity. The services of JNLD to the Company under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

         12. Reports. JNLD shall prepare reports for the Board of Managers on a quarterly basis showing such information as shall be reasonably requested by the Board of Managers from time to time.

         13. Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Company, may also serve the Company in other capacities.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         15. Governing Law. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulatory organization, such as the National Association of Securities Dealers.

         16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         17. JNLD agrees to implement and operate an AML Program on behalf of the Company (the "Company AML Program") as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Company AML Program will be reasonably designed to prevent the Company from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.) and the implementing regulations thereunder.

         18. JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Company AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Company AML Program available to the Securities and Exchange Commission (the "SEC") for review and (b) to make the Company AML Program available for inspection by the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                JNL VARIABLE FUND III LLC


                                By:
                                         -----------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                         -----------------------------------

ATTEST:

By:
         --------------------------------------------

                                 JACKSON NATIONAL LIFE DISTRIBUTORS, INC.

                                 By:
                                          -----------------------------------
                                 Name:
                                          -----------------------------------
                                 Title:
                                          -----------------------------------
ATTEST:

By:
         --------------------------------------------

                                   SCHEDULE A


---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class       Maximum 12b-1 Fee(3)
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------












------------
3 As a percentage of the average daily net assets attributable to the specified class of shares.

                                   EXHIBIT C-3
                                     FORM OF
                             DISTRIBUTION AGREEMENT


This Agreement is made on the _____ day of __________________, 2003, by and between JNL Variable Fund V LLC (the "Company") and Jackson National Life Distributors, Inc. ("JNLD").

WHEREAS, the Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company is authorized to issue shares ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Company has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, authorizing each Fund to issue Class A and Class B shares; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Rule 12b-1 Plan (the "12b-1 Plan"), under which the Company may use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds; and

WHEREAS, in furtherance of the purposes of the 12b-1 Plan, the Company wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

WHEREAS, the Company is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program ("AML Program") reasonably designed to prevent the Company being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury; and

WHEREAS, the Company has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD; and

WHEREAS, JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Company; and

WHEREAS, JNLD wishes to render the services hereunder to the Company;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

         1. Appointment and Acceptance. The Company hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

         2.       General Provisions.

                  (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Company on Form N-1A (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Managers of the Company (the "Board of Managers"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

                  (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Company in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Company's transfer agent promptly for processing.

                  (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

         3. JNLD Expenses. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

                  (a) costs of sales presentations, preparation and delivery of advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

                  (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

         Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses or may pay for expenses incurred under this Agreement to the extent permitted by the terms of the 12b-1 Plan.

         4. Company Expenses. Pursuant to an Administration Agreement, the Company shall bear all of its expenses including, but not limited to:

                  (a) preparation and setting in type, printing and distributing reports and other communications, proxies, prospectuses and statements of additional information to existing shareholders;

                  (b) registration of the Company's Shares with the Securities and Exchange Commission.

         5. Sale of Shares by Distributor.

                  (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Company shall receive 100% of such net asset value.

                  (b) All orders received by JNLD and transmitted to the Company shall be subject to acceptance and confirmation by the Company.

         6. 12b-1 Plan.

                  (a) As used herein, the term "12b-1 Fee" refers to a charge against Fund Class A Share assets, as authorized under the 12b-1 Plan, to finance distribution and related services, as described in the 12b-1 Plan.

                  (b) In accordance with the terms of the 12b-1 Plan, JNLD shall provide distribution and related services of the types contemplated under the 12b-1 Plan and reviewed from time to time by the Board of Managers with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the 12b-1 Plan. The Company, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the 12b-1 Fee rate per annum of the average daily net assets attributable to the Class A Shares shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal quarter.

         7. Reservation of Right Not to Sell. The Company reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

         8. Construction of Agreement.

                  (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Company or to the Company's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

                  (b) Terms or words used in the Agreement, which also occur in the Company's Operating Agreement, shall have the same meaning herein as given to such terms or words in the Operating Agreement.

         9. Effective Date and Termination of this Agreement. This Agreement shall become effective at the date and time that the Company's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Managers or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Company and, in either event, by the vote of a majority of the Managers of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Company by giving JNLD at least thirty (30) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Company at least thirty (30) days' previous written notice of such intention to terminate.

This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

         10. Notices. Notices of any kind to be given to JNLD by the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Company. Notices of any kind to be given to the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Company.

         11. Non-Exclusivity. The services of JNLD to the Company under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

         12. Reports. JNLD shall prepare reports for the Board of Managers on a quarterly basis showing such information as shall be reasonably requested by the Board of Managers from time to time.

         13. Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Company, may also serve the Company in other capacities.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         15. Governing Law. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulatory organization, such as the National Association of Securities Dealers.

         16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         17. JNLD agrees to implement and operate an AML Program on behalf of the Company (the "Company AML Program") as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Company AML Program will be reasonably designed to prevent the Company from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.) and the implementing regulations thereunder.

         18. JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Company AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Company AML Program available to the Securities and Exchange Commission (the "SEC") for review and (b) to make the Company AML Program available for inspection by the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                  JNL VARIABLE FUND V LLC


                                  By:
                                           -----------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                           -----------------------------------

ATTEST:

By:
         --------------------------------------------

                                  JACKSON NATIONAL LIFE DISTRIBUTORS, INC.

                                  By:
                                           -----------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                           -----------------------------------
ATTEST:

By:
         --------------------------------------------

                                   SCHEDULE A


---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class       Maximum 12b-1 Fee(4)
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
















--------
4 As a percentage of the average daily net assets attributable to the specified class of shares. 5 As a percentage of the average daily net assets attributable to the specified class of shares.

                                   EXHIBIT C-4
                                     FORM OF
                             DISTRIBUTION AGREEMENT


This Agreement is made on the _____ day of ________________, 2003, by and between JNLNY Variable Fund I LLC (the "Company") and Jackson National Life Distributors, Inc. ("JNLD").

WHEREAS, the Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company is authorized to issue shares ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Company has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, authorizing each Fund to issue Class A and Class B shares; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Rule 12b-1 Plan (the "12b-1 Plan"), under which the Company may use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds; and

WHEREAS, in furtherance of the purposes of the 12b-1 Plan, the Company wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

WHEREAS, the Company is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program ("AML Program") reasonably designed to prevent the Company being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury; and

WHEREAS, the Company has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD; and

WHEREAS, JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Company; and

WHEREAS, JNLD wishes to render the services hereunder to the Company;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1. Appointment and Acceptance. The Company hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

     2. General Provisions.

          (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Company on Form N-1A (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Managers of the Company (the "Board of Managers"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

          (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Company in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Company's transfer agent promptly for processing.

          (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

     3. JNLD Expenses. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

          (a)  costs  of  sales  presentations,   preparation  and  delivery  of
     advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

          (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses or may pay for expenses incurred under this Agreement to the extent permitted by the terms of the 12b-1 Plan.

     4. Company Expenses. Pursuant to an Administration Agreement, the Company shall bear all of its expenses including, but not limited to:

          (a) preparation and setting in type, printing and distributing reports
     and  other   communications,   proxies,   prospectuses  and  statements  of
     additional information to existing shareholders;

          (b) registration of the Company's Shares with the Securities and Exchange Commission.

     5. Sale of Shares by Distributor.

          (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Company shall receive 100% of such net asset value.

          (b) All orders received by JNLD and transmitted to the Company shall be subject to acceptance and confirmation by the Company.

     6. 12b-1 Plan.

          (a) As used herein, the term "12b-1 Fee" refers to a charge against Fund Class A Share assets, as authorized under the 12b-1 Plan, to finance distribution and related services, as described in the 12b-1 Plan.

          (b) In accordance with the terms of the 12b-1 Plan, JNLD shall provide distribution and related services of the types contemplated under the 12b-1 Plan and reviewed from time to time by the Board of Managers with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the 12b-1 Plan. The Company, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the 12b-1 Fee rate per annum of the average daily net assets attributable to the Class A Shares shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal quarter.

     7. Reservation of Right Not to Sell. The Company reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

     8. Construction of Agreement.

          (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Company or to the Company's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

          (b) Terms or words used in the Agreement, which also occur in the Company's Operating Agreement, shall have the same meaning herein as given to such terms or words in the Operating Agreement.

     9. Effective Date and Termination of this Agreement. This Agreement shall become effective at the date and time that the Company's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Managers or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Company and, in either event, by the vote of a majority of the Managers of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Company by giving JNLD at least thirty (30) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Company at least thirty (30) days' previous written notice of such intention to terminate.

This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

     10. Notices. Notices of any kind to be given to JNLD by the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Company. Notices of any kind to be given to the Company shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Company.

     11. Non-Exclusivity. The services of JNLD to the Company under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     12. Reports. JNLD shall prepare reports for the Board of Managers on a quarterly basis showing such information as shall be reasonably requested by the Board of Managers from time to time.

     13. Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Company in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Company, may also serve the Company in other capacities.

     14.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original.

     15. Governing Law. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulatory organization, such as the National Association of Securities Dealers.

     16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     17. JNLD agrees to implement and operate an AML Program on behalf of the Company (the "Company AML Program") as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Company AML Program will be reasonably designed to prevent the Company from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank
Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.) and the implementing regulations thereunder.

     18. JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Company AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Company AML Program available to the Securities and Exchange Commission (the "SEC") for review and (b) to make the Company AML Program available for inspection by the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   JNLNY VARIABLE FUND I LLC


                                   By:
                                            -----------------------------------
                                   Name:
                                            -----------------------------------
                                   Title:
                                            -----------------------------------

ATTEST:

By:
         --------------------------------------------

                                    JACKSON NATIONAL LIFE DISTRIBUTORS, INC.


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------
ATTEST:

By:
         --------------------------------------------

                                   SCHEDULE A


---------------------------------------------------------------------- --------------- ----------------------------
                                Fund                                       Class       Maximum 12b-1 Fee5
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 5 Fund
(formerly known as First Trust/JNL The DowSM Target 5 Fund)               Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The DowSM Target 10 Fund
(formerly known as First Trust/JNL The DowSM Target 10 Fund)              Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian The S&P(R) Target 10 Fund
(formerly known as First Trust/JNL The S&P(R) Target 10 Fund)             Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Global Target 15 Fund
(formerly known as First Trust/JNL Global Target 15 Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target 25 Fund
(formerly known as First Trust/JNL Target 25 Fund)                        Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Target Small-Cap Fund
(formerly known as First Trust/JNL Target Small-Cap Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Technology Sector Fund
(formerly known as First Trust/JNL Technology Sector Fund)                Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Pharmaceutical/Healthcare Sector Fund
(formerly known as First Trust/JNL  Pharmaceutical/Healthcare  Sector
Fund)                                                                     Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Financial Sector Fund
(formerly known as First Trust/JNL Financial Sector Fund)                 Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Energy Sector Fund
(formerly known as First Trust/JNL Energy Sector Fund)                    Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Consumer Brands Sector Fund
(formerly known as First Trust/JNL Leading Brands Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------
---------------------------------------------------------------------- --------------- ----------------------------
JNL/Curian Communications Sector Fund
(formerly known as First Trust/JNL Communications Sector Fund)            Class A                 0.20%
                                                                          Class B                 None
---------------------------------------------------------------------- --------------- ----------------------------

                                   EXHIBIT D-1

                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT


         This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 31, 2001 between JNL Variable Fund LLC, a Delaware limited liability company, (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations; and

         WHEREAS, the Fund on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

                                 1. APPOINTMENT

         The Fund hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Fund designates one or more series other than the Series with respect to which the Fund wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. DUTIES

         The Adviser shall manage the affairs of the Fund including, but not limited to, continuously providing the Fund with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Board of Managers of the Fund (the "Board of Managers") and in accordance with the objectives, policies and principles for each Series set forth in the Fund's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Fund or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Fund's custodian), and (iii) oversee the performance of Services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Fund acknowledges that the Adviser also acts as the investment adviser of other investment companies.

         The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Board of Managers and a Series' interest holders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore.

         To the extent required by the laws of any state in which the Fund is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Fund shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Fund, the Fund agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Fund's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. EXPENSES

         The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Board of Managers and any officers of the Fund who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Fund, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to interest holders, expenses of data processing and related services, interest holder recordkeeping and interest holder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of members of the Board of Managers who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premium and extraordinary expenses such as litigation expenses.

                                 4. COMPENSATION

         As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Fund will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

         Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. PURCHASE AND SALE OF SECURITIES

         The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Fund's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Board of Managers may direct from time to time.

         Nothing herein shall prohibit the Board of Managers from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. TERM OF AGREEMENT

         This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Fund, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, provided such continuance is approved at least annually (i) by the Board of Managers by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is effected, and (ii) by a majority of the non-interested members of the Board of Managers by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Board of Managers which shall include a majority of the non-interested members of the Board of Managers, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Fund as a whole.

                                 7. TERMINATION

         This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Board of Managers or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Fund provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. REPORTS

         The Adviser shall report to the Board of Managers, or to any committee or officers of the Fund acting pursuant to the authority of the Board of Managers, at such times and in such detail as shall be reasonable and as the Board of Managers may deem appropriate in order to enable the Board of Managers to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Fund shall at all times be subject to any directives of the Board of Managers or any duly constituted committee or officer of the Fund acting pursuant to the authority of the Board of Managers.

         The Adviser shall furnish all such information as may reasonably be necessary for the Board of Managers to evaluate the terms of this Agreement.

                                   9. RECORDS

         The Fund is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Fund's auditor's certification relating thereto. The Fund and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Fund under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

         The Adviser and the Fund agree that all accounts, book and other records maintained and reserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, or any governmental agency or other instrumentality having regulatory authority over the Fund. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Fund.

                        10. LIABILITY AND INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, interest holders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Fund or to any interest holder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Fund shall indemnify Adviser (and its officer, directors, agents, employees, controlling person, interest holders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

         Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Board of Managers who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party members of the Board of Managers"), or (b) an independent legal counsel in a written opinion. The Fund may, by vote of a majority of the disinterested, non-party members of the Board of Managers, advance attorneys' fees or other expenses incurred by officers, members of the Board of Managers, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following:
(1) the person to be indemnified shall provide a security for the undertaking,
(2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party members of the Board of Managers, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. MISCELLANEOUS

         Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

         A copy of the Certificate of Formation of the Fund is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the members of the Board of Managers as members of the Board of Managers, and is not binding upon any of the members of the Board of Managers, officers, or interest holders of the Fund individually but binding only upon the assets and property of the Fund. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                                  JNL VARIABLE FUND LLC



Attest:       /s/ Thomas J. Meyer            By:  /s/ Andrew B. Hopping
         --------------------------------         ----------------------
                  Thomas J. Meyer                 Andrew B. Hopping
                  Secretary                       President


                                                  JACKSON NATIONAL ASSET
                                                  ASSET MANAGEMENT, LLC



Attest:       /s/ Susan S. Rhee               By:   /s/ Mark D. Nerud
         --------------------------------         ----------------------
                  Susan S. Rhee                   Mark D. Nerud
                  Secretary                       Chief Financial Officer

                                   SCHEDULE A
                             DATED JANUARY 31, 2001
                                    (Series)


JNL/First Trust The DowSM Target 5 Series
JNL/First Trust The DowSM Target 10 Series
JNL/First Trust The S&P(R) Target 10 Series
JNL/First Trust Global Target 15 Series
JNL/First Trust Target 25 Series
JNL/First Trust Target Small-Cap Series
JNL/First Trust Technology Sector Series
JNL/First Trust Pharmaceutical/Healthcare Sector Series
JNL/First Trust Financial Sector Series
JNL/First Trust Energy Sector Series
JNL/First Trust Leading Brands Sector Series
JNL/First Trust Communications Sector Series

                                   SCHEDULE B
                             DATED JANUARY 31, 2001
                                 (Compensation)

JNL/First Trust The DowSM Target 5 Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust The DowSM Target 10 Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust The S&P(R) Target 10 Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Global Target 15 Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Target 25 Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Target Small-Cap Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Technology Sector Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Pharmaceutical/Healthcare Sector Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Financial Sector Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Energy Sector Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Leading Brands Sector Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/First Trust Communications Sector Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


         This AMENDMENT is by and between JNL Variable Fund LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the advisory fees for the First Trust/JNL The Dow Target 5 Fund, First Trust/JNL The Dow Target 10 Fund, First Trust/JNL The S&P Target 10 Fund, First Trust/JNL Global Target 15 Fund, First Trust/JNL Target 25 Fund and First Trust/JNL Target Small-Cap Fund, will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The Dow Target 5 Fund            All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The Dow Target 10 Fund           All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The S&P Target 10 Fund           All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL Global Target 15 Fund            All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL Target Small-Cap Fund            All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL Target 25 Fund                   All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------

         2. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.

                  JNL VARIABLE FUND LLC


                  By:      /s/ Andrew B. Hopping
                       ------------------------------------------------

                  Name:    Andrew B. Hopping
                         ----------------------------

                  Title:            President
                          ---------------------------------------------


                  JACKSON NATIONAL ASSET
                  MANAGEMENT, LLC


                  By:      /s/ Mark D. Nerud
                       ------------------------------------------------

                  Name:    Mark D. Nerud
                         ----------------------------

                  Title:   Chief Financial Officer
                          ---------------------------------------------

                                   EXHIBIT D-2

                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT


         This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 31, 2001 between JNL Variable Fund III LLC, a Delaware limited liability company, (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations; and

         WHEREAS, the Fund on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

                                 1. APPOINTMENT

         The Fund hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Fund designates one or more series other than the Series with respect to which the Fund wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. DUTIES

         The Adviser shall manage the affairs of the Fund including, but not limited to, continuously providing the Fund with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Board of Managers of the Fund (the "Board of Managers") and in accordance with the objectives, policies and principles for each Series set forth in the Fund's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Fund or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Fund's custodian), and (iii) oversee the performance of Services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Fund acknowledges that the Adviser also acts as the investment adviser of other investment companies.

         The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Board of Managers and a Series' interest holders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore.

         To the extent required by the laws of any state in which the Fund is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Fund shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Fund, the Fund agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Fund's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. EXPENSES

         The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Board of Managers and any officers of the Fund who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Fund, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to interest holders, expenses of data processing and related services, interest holder recordkeeping and interest holder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of members of the Board of Managers who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premium and extraordinary expenses such as litigation expenses.

                                 4. COMPENSATION

         As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Fund will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

         Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. PURCHASE AND SALE OF SECURITIES

         The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Fund's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Board of Managers may direct from time to time.

         Nothing herein shall prohibit the Board of Managers from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. TERM OF AGREEMENT

         This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Fund, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, provided such continuance is approved at least annually (i) by the Board of Managers by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is effected, and (ii) by a majority of the non-interested members of the Board of Managers by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Board of Managers which shall include a majority of the non-interested members of the Board of Managers, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Fund as a whole.

                                 7. TERMINATION

         This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Board of Managers or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Fund provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. REPORTS

         The Adviser shall report to the Board of Managers, or to any committee or officers of the Fund acting pursuant to the authority of the Board of Managers, at such times and in such detail as shall be reasonable and as the Board of Managers may deem appropriate in order to enable the Board of Managers to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Fund shall at all times be subject to any directives of the Board of Managers or any duly constituted committee or officer of the Fund acting pursuant to the authority of the Board of Managers.

         The Adviser shall furnish all such information as may reasonably be necessary for the Board of Managers to evaluate the terms of this Agreement.

                                   9. RECORDS

         The Fund is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Fund's auditor's certification relating thereto. The Fund and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Fund under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

         The Adviser and the Fund agree that all accounts, book and other records maintained and reserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, or any governmental agency or other instrumentality having regulatory authority over the Fund. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Fund.

                        10. LIABILITY AND INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, interest holders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Fund or to any interest holder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Fund shall indemnify Adviser (and its officer, directors, agents, employees, controlling person, interest holders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

         Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Board of Managers who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party members of the Board of Managers"), or (b) an independent legal counsel in a written opinion. The Fund may, by vote of a majority of the disinterested, non-party members of the Board of Managers, advance attorneys' fees or other expenses incurred by officers, members of the Board of Managers, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following:
(1) the person to be indemnified shall provide a security for the undertaking,
(2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party members of the Board of Managers, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. MISCELLANEOUS

         Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

         A copy of the Certificate of Formation of the Fund is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the members of the Board of Managers as members of the Board of Managers, and is not binding upon any of the members of the Board of Managers, officers, or interest holders of the Fund individually but binding only upon the assets and property of the Fund. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       JNL VARIABLE FUND III LLC



Attest:  /s/ Thomas J. Meyer           By: /s/ Andrew B. Hopping
        ---------------------------        ------------------------------
                  Thomas J. Meyer          Andrew B. Hopping
                  Secretary                President

                                       JACKSON NATIONAL ASSET
                                       MANAGEMENT, LLC



Attest:  /s/ Susan S. Rhee             By: /s/ Mark D. Nerud
        ---------------------------        ------------------------------
                  Susan S. Rhee            Mark D. Nerud
                  Secretary                Chief Financial Officer

                                   SCHEDULE A
                             DATED JANUARY 31, 2001
                                    (Series)


JNL/First Trust The DowSM Target 10 Series

                                   SCHEDULE B
                             DATED JANUARY 31, 2001
                                 (Compensation)

JNL/First Trust The DowSM Target 10 Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                            JNL VARIABLE FUND III LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


         This AMENDMENT is by and between JNL Variable Fund III LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the advisory fee for the First Trust/JNL The Dow Target 10 Fund, will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The Dow Target 10 Fund           All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------

         2. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.


                          JNL VARIABLE FUND III LLC


                          By:      /s/ Andrew B. Hopping
                               ------------------------------------------------

                          Name:    Andrew B. Hopping
                                 ----------------------------

                          Title:            President
                                  ---------------------------------------------


                          JACKSON NATIONAL ASSET
                          MANAGEMENT, LLC


                          By:      /s/ Mark D. Nerud
                               ---------------------------------------

                          Name:    Mark D. Nerud
                                 ----------------------------

                          Title:   Chief Financial Officer
                                 ---------------------------

                                   EXHIBIT D-3

                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT


         This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 31, 2001 between JNL Variable Fund V LLC, a Delaware limited liability company, (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations; and

         WHEREAS, the Fund on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

                                 1. APPOINTMENT

         The Fund hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Fund designates one or more series other than the Series with respect to which the Fund wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. DUTIES

         The Adviser shall manage the affairs of the Fund including, but not limited to, continuously providing the Fund with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Board of Managers of the Fund (the "Board of Managers") and in accordance with the objectives, policies and principles for each Series set forth in the Fund's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Fund or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Fund's custodian), and (iii) oversee the performance of Services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Fund acknowledges that the Adviser also acts as the investment adviser of other investment companies.

         The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Board of Managers and a Series' interest holders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore.

         To the extent required by the laws of any state in which the Fund is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Fund shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Fund, the Fund agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Fund's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. EXPENSES

         The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Board of Managers and any officers of the Fund who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Fund, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to interest holders, expenses of data processing and related services, interest holder recordkeeping and interest holder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of members of the Board of Managers who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premium and extraordinary expenses such as litigation expenses.

                                 4. COMPENSATION

         As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Fund will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

         Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. PURCHASE AND SALE OF SECURITIES

         The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Fund's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Board of Managers may direct from time to time.

         Nothing herein shall prohibit the Board of Managers from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. TERM OF AGREEMENT

         This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Fund, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, provided such continuance is approved at least annually (i) by the Board of Managers by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is effected, and (ii) by a majority of the non-interested members of the Board of Managers by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Board of Managers which shall include a majority of the non-interested members of the Board of Managers, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Fund as a whole.

                                 7. TERMINATION

         This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Board of Managers or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Fund provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. REPORTS

         The Adviser shall report to the Board of Managers, or to any committee or officers of the Fund acting pursuant to the authority of the Board of Managers, at such times and in such detail as shall be reasonable and as the Board of Managers may deem appropriate in order to enable the Board of Managers to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Fund shall at all times be subject to any directives of the Board of Managers or any duly constituted committee or officer of the Fund acting pursuant to the authority of the Board of Managers.

         The Adviser shall furnish all such information as may reasonably be necessary for the Board of Managers to evaluate the terms of this Agreement.

                                   9. RECORDS

         The Fund is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Fund's auditor's certification relating thereto. The Fund and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Fund under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

         The Adviser and the Fund agree that all accounts, book and other records maintained and reserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, or any governmental agency or other instrumentality having regulatory authority over the Fund. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Fund.

                        10. LIABILITY AND INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, interest holders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Fund or to any interest holder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Fund shall indemnify Adviser (and its officer, directors, agents, employees, controlling person, interest holders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

         Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Board of Managers who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party members of the Board of Managers"), or (b) an independent legal counsel in a written opinion. The Fund may, by vote of a majority of the disinterested, non-party members of the Board of Managers, advance attorneys' fees or other expenses incurred by officers, members of the Board of Managers, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following:
(1) the person to be indemnified shall provide a security for the undertaking,
(2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party members of the Board of Managers, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. MISCELLANEOUS

         Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

         A copy of the Certificate of Formation of the Fund is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the members of the Board of Managers as members of the Board of Managers, and is not binding upon any of the members of the Board of Managers, officers, or interest holders of the Fund individually but binding only upon the assets and property of the Fund. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                               JNL VARIABLE FUND V LLC



Attest:  /s/ Thomas J. Meyer                 By:      /s/ Andrew B. Hopping
        ----------------------                  --------------------------------
           Thomas J. Meyer                      Andrew B. Hopping
           Secretary                            President

                                                JACKSON NATIONAL ASSET
                                                MANAGEMENT, LLC



Attest:  /s/ Susan S. Rhee                   By:      /s/ Mark D. Nerud
        ----------------------                  --------------------------------
           Susan S. Rhee                        Mark D. Nerud
           Secretary                            Chief Financial Officer

                                   SCHEDULE A
                             DATED JANUARY 31, 2001
                                    (Series)


JNL/First Trust The DowSM Target 10 Series

                                   SCHEDULE B
                             DATED JANUARY 31, 2001
                                 (Compensation)

JNL/First Trust The DowSM Target 10 Series

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                             JNL VARIABLE FUND V LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


         This AMENDMENT is by and between JNL Variable Fund V LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the advisory fee for the First Trust/JNL The Dow Target 10 Fund, will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The Dow Target 10 Fund           All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------

         2. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.


                          JNL VARIABLE FUND V LLC


                          By:      /s/ Andrew B. Hopping
                               ------------------------------------------------

                          Name:    Andrew B. Hopping
                                 -------------------------------------

                          Title:   President
                                  ---------------------------------------------


                          JACKSON NATIONAL ASSET
                          MANAGEMENT, LLC


                          By:      /s/ Mark D. Nerud
                               ---------------------------------------

                          Name:    Mark D. Nerud
                                 ----------------------------------------------

                          Title:   Chief Financial Officer
                                 ---------------------------------------------

                                   EXHIBIT D-4

                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT


         This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 31, 2001 between JNLNY Variable Fund I LLC, a Delaware limited liability company, (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations; and

         WHEREAS, the Fund on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

                                 1. APPOINTMENT

         The Fund hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Fund designates one or more series other than the Series with respect to which the Fund wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. DUTIES

         The Adviser shall manage the affairs of the Fund including, but not limited to, continuously providing the Fund with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Board of Managers of the Fund (the "Board of Managers") and in accordance with the objectives, policies and principles for each Series set forth in the Fund's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Fund or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Fund's custodian), and (iii) oversee the performance of Services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Fund acknowledges that the Adviser also acts as the investment adviser of other investment companies.

         The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Board of Managers and a Series' interest holders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore.

         To the extent required by the laws of any state in which the Fund is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Fund shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Fund, the Fund agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Fund's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. EXPENSES

         The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Board of Managers and any officers of the Fund who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Fund, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to interest holders, expenses of data processing and related services, interest holder recordkeeping and interest holder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of members of the Board of Managers who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premium and extraordinary expenses such as litigation expenses.

                                 4. COMPENSATION

         As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Fund will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

         Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. PURCHASE AND SALE OF SECURITIES

         The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Fund's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Board of Managers may direct from time to time.

         Nothing herein shall prohibit the Board of Managers from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. TERM OF AGREEMENT

         This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Fund, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, provided such continuance is approved at least annually (i) by the Board of Managers by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is effected, and (ii) by a majority of the non-interested members of the Board of Managers by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Board of Managers which shall include a majority of the non-interested members of the Board of Managers, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Fund as a whole.

                                 7. TERMINATION

         This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Board of Managers or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Fund provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. REPORTS

         The Adviser shall report to the Board of Managers, or to any committee or officers of the Fund acting pursuant to the authority of the Board of Managers, at such times and in such detail as shall be reasonable and as the Board of Managers may deem appropriate in order to enable the Board of Managers to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Fund shall at all times be subject to any directives of the Board of Managers or any duly constituted committee or officer of the Fund acting pursuant to the authority of the Board of Managers.

         The Adviser shall furnish all such information as may reasonably be necessary for the Board of Managers to evaluate the terms of this Agreement.

                                   9. RECORDS

         The Fund is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Fund's auditor's certification relating thereto. The Fund and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Fund under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

         The Adviser and the Fund agree that all accounts, book and other records maintained and reserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, or any governmental agency or other instrumentality having regulatory authority over the Fund. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Fund.

                        10. LIABILITY AND INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, interest holders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Fund or to any interest holder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Fund shall indemnify Adviser (and its officer, directors, agents, employees, controlling person, interest holders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

         Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Board of Managers who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party members of the Board of Managers"), or (b) an independent legal counsel in a written opinion. The Fund may, by vote of a majority of the disinterested, non-party members of the Board of Managers, advance attorneys' fees or other expenses incurred by officers, members of the Board of Managers, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following:
(1) the person to be indemnified shall provide a security for the undertaking,
(2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party members of the Board of Managers, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. MISCELLANEOUS

         Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

         A copy of the Certificate of Formation of the Fund is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the members of the Board of Managers as members of the Board of Managers, and is not binding upon any of the members of the Board of Managers, officers, or interest holders of the Fund individually but binding only upon the assets and property of the Fund. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                      JNLNY VARIABLE FUND I LLC



Attest:  /s/ Thomas J. Meyer        By: /s/ Andrew B. Hopping
         -------------------            --------------------------------
         Thomas J. Meyer                Andrew B. Hopping
         Secretary                      President

                                       JACKSON NATIONAL ASSET
                                       MANAGEMENT, LLC



Attest:  /s/ Susan S. Rhee           By: /s/ Mark D. Nerud
         -----------------               -------------------------------
         Susan S. Rhee                   Mark D. Nerud
         Secretary                       Chief Financial Officer

                                   SCHEDULE A
                             DATED JANUARY 31, 2001
                                    (Series)


JNL/First Trust The DowSM Target 5 Series
JNL/First Trust The DowSM Target 10 Series
JNL/First Trust The S&P(R) Target 10 Series
JNL/First Trust Global Target 15 Series
JNL/First Trust Target 25 Series
JNL/First Trust Target Small-Cap Series
JNL/First Trust Technology Sector Series
JNL/First Trust Pharmaceutical/Healthcare Sector Series
JNL/First Trust Financial Sector Series
JNL/First Trust Energy Sector Series
JNL/First Trust Leading Brands Sector Series
JNL/First Trust Communications Sector Series

                                   SCHEDULE B
                             DATED JANUARY 31, 2001
                                 (Compensation)

JNL/FIRST TRUST THE DOWSM TARGET 5 SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST THE DOWSM TARGET 10 SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST THE S&P(R) TARGET 10 SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST GLOBAL TARGET 15 SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST TARGET 25 SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST TARGET SMALL-CAP SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST TECHNOLOGY SECTOR SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST PHARMACEUTICAL/HEALTHCARE SECTOR SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST FINANCIAL SECTOR SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST ENERGY SECTOR SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST LEADING BRANDS SECTOR SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

JNL/FIRST TRUST COMMUNICATIONS SECTOR SERIES

  Average Daily Net Assets                          Annual Rate
  ------------------------                          -----------
  $0 to $500 million                                .75%
  $500 million to $1 billion                        .70%
  Over $1 billion                                   .65%

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                            JNLNY VARIABLE FUND I LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


         This AMENDMENT is by and between JNLNY Variable Fund I LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the advisory fees for the First Trust/JNL The Dow Target 5 Fund, First Trust/JNL The Dow Target 10 Fund, First Trust/JNL The S&P Target 10 Fund, First Trust/JNL Global Target 15 Fund, First Trust/JNL Target 25 Fund and First Trust/JNL Target Small-Cap Fund, will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The Dow Target 5 Fund            All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The Dow Target 10 Fund           All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL The S&P Target 10 Fund           All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL Global Target 15 Fund            All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL Target Small-Cap Fund            All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
First Trust/JNL Target 25 Fund                   All Assets                                          .65%
------------------------------------------------ ------------------------------------- -------------------------

         2. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.

                           JNLNY VARIABLE FUND I LLC


                           By:      /s/ Andrew B. Hopping
                                ------------------------------------------------

                           Name:    Andrew B. Hopping
                                  -------------------------------------

                           Title:   President
                                   ------------------------------------

                           JACKSON NATIONAL ASSET
                           MANAGEMENT, LLC


                           By:      /s/ Mark D. Nerud
                                ---------------------------------------

                           Name:    Mark D. Nerud
                                  ----------------------------------------------

                           Title:   Chief Financial Officer
                                  ------------------------------------

                                   EXHIBIT E-1

                                     FORM OF
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

         This AMENDMENT is by and between JNL Variable Fund LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the second paragraph under "2. Duties" on page 2 of the Agreement has been revised; and

         WHEREAS, in order to reflect a change in sub-adviser, the names of the Funds have been changed; and

         WHEREAS, the advisory fees for the JNL/Curian The DowSM Target 5 Fund, JNL/Curian The DowSM Target 10 Fund, JNL/Curian The S&P(R) Target 10 Fund, JNL/Curian Global Target 15 Fund, JNL/Curian Target 25 Fund, JNL/Curian Target Small-Cap Fund, JNL/Curian Technology Sector Fund, JNL/Curian
Pharmaceutical/Healthcare Sector Fund, JNL/Curian Financial Sector Fund, JNL/Curian Energy Sector Fund, JNL/Curian Consumer Brands Sector Fund, JNL/Curian Communications Sector Fund will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. The second paragraph under "2. Duties" on page 2 of the Agreement is hereby deleted and replaced in its entirety with the following:

         The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Managers, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore. The Fund may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Funds, to the extent such approval is not required pursuant to an applicable exemption under the Act or otherwise.

         2. The names of the Funds are as follows:

                 JNL/Curian The DowSM Target 5 Fund JNL/Curian The DowSM Target 10 Fund JNL/Curian The S&P(R) Target 10 Fund JNL/Curian Global Target 15 Fund JNL/Curian Target 25 Fund JNL/Curian Target Small-Cap Fund JNL/Curian Technology Sector Fund JNL/Curian Pharmaceutical/Healthcare Sector Fund JNL/Curian Financial Sector Fund JNL/Curian Energy Sector Fund JNL/Curian Consumer Brands Sector Fund JNL/Curian Communications Sector Fund

         3. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------------------------- ---------------------------- ---------------
JNL/Curian The DowSM Target 5 Fund                                        All Assets                 .43%
------------------------------------------------------------------- ---------------------------- ---------------
------------------------------------------------------------------- ---------------------------- ---------------
JNL/Curian The DowSM Target 10 Fund                                       All Assets                 .43%
------------------------------------------------------------------- ---------------------------- ---------------
------------------------------------------------------------------- ---------------------------- ---------------
JNL/Curian The S&P(R) Target 10 Fund                                      All Assets                 .43%
------------------------------------------------------------------- ---------------------------- ---------------
------------------------------------------------------------------- ---------------------------- ---------------
JNL/Curian Global Target 15 Fund                                          All Assets                 .43%
------------------------------------------------------------------- ---------------------------- ---------------
------------------------------------------------------------------- ---------------------------- ---------------
JNL/Curian Target 25 Fund                                                 All Assets                 .43%
------------------------------------------------------------------- ---------------------------- ---------------
------------------------------------------------------------------- ---------------------------- ---------------
JNL/Curian Target Small-Cap Fund                                          All Assets                 .43%
------------------------------------------------------------------- ---------------------------- ---------------


                        JNL/Curian Technology Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                JNL/Curian Pharmaceutical/Healthcare Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                        JNL/Curian Financial Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                          JNL/Curian Energy Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                     JNL/Curian Consumer Brands Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                      JNL/Curian Communications Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

         4. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the ____ day of __________________, 2003.

                       JNL VARIABLE FUND LLC


                       By:
                            ------------------------------------------------

                       Name:    Robert A. Fritts
                              ----------------------------------------------

                       Title:   President
                               ------------------------------------


                       JACKSON NATIONAL ASSET
                       MANAGEMENT, LLC


                       By:
                            ------------------------------------------------

                       Name:    Mark D. Nerud
                              ----------------------------------------------

                       Title:   Chief Financial Officer
                              ------------------------------------

                                   EXHIBIT E-2

                                     FORM OF
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                            JNL VARIABLE FUND III LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

         This AMENDMENT is by and between JNL Variable Fund III LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the second paragraph under "2. Duties" on page 2 of the Agreement has been revised; and

         WHEREAS, in order to reflect a change in sub-adviser, the names of the Funds have been changed; and

         WHEREAS, the advisory fee for the JNL/Curian The DowSM Target 10 Fund will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. The second paragraph under "2. Duties" on page 2 of the Agreement is hereby deleted and replaced in its entirety with the following:

         The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Managers, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore. The Fund may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Funds, to the extent such approval is not required pursuant to an applicable exemption under the Act or otherwise.

         2. The name of the Fund is as follows:

                 JNL/Curian The DowSM Target 10 Fund

         3. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------ ---------------------------- --------------
JNL/Curian The DowSM Target 10 Fund        All Assets                .43%
------------------------------------ ---------------------------- --------------

         4. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the ____ day of _____________________, 2003.

                           JNL VARIABLE FUND III LLC

                           By:
                                ------------------------------------------------

                           Name:    Robert A. Fritts
                                  ----------------------------------------------

                           Title:   President
                                   ------------------------------------

                           JACKSON NATIONAL ASSET
                           MANAGEMENT, LLC

                           By:
                                ------------------------------------------------

                           Name:    Mark D. Nerud
                                  ----------------------------------------------

                           Title:   Chief Financial Officer
                                  ------------------------------------

                                   EXHIBIT E-3

                                     FORM OF
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                             JNL VARIABLE FUND V LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


         This AMENDMENT is by and between JNL Variable Fund V LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the second paragraph under "2. Duties" on page 2 of the Agreement has been revised; and

         WHEREAS, in order to reflect a change in sub-adviser, the names of the Funds have been changed; and

         WHEREAS, the advisory fee for the JNL/Curian The DowSM Target 10 Fund will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. The second paragraph under "2. Duties" on page 2 of the Agreement is hereby deleted and replaced in its entirety with the following:

         The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Managers, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore. The Fund may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Funds, to the extent such approval is not required pursuant to an applicable exemption under the Act or otherwise.

         2. The name of the Fund is as follows:

                 JNL/Curian The DowSM Target 10 Fund

         3. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------- ---------------------------- -------------
JNL/Curian The DowSM Target 10 Fund         All Assets                .43%
------------------------------------- ---------------------------- -------------

         4. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the _____ day of ____________________, 2003.

                  JNL VARIABLE FUND V LLC

                  By:
                       ------------------------------------------------

                  Name:    Robert A. Fritts
                         ----------------------------------------------

                  Title:   President
                          ------------------------------------

                  JACKSON NATIONAL ASSET
                  MANAGEMENT, LLC

                  By:
                       ------------------------------------------------

                  Name:    Mark D. Nerud
                         ----------------------------------------------

                  Title:   Chief Financial Officer
                          ------------------------------------

                                   EXHIBIT E-4

                                     FORM OF
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                            JNLNY VARIABLE FUND I LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


         This AMENDMENT is by and between JNLNY Variable Fund I LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the second paragraph under "2. Duties" on page 2 of the Agreement has been revised; and

         WHEREAS, in order to reflect a change in sub-adviser, the names of the Funds have been changed; and

         WHEREAS, the advisory fees for the JNL/Curian The DowSM Target 5 Fund, JNL/Curian The DowSM Target 10 Fund, JNL/Curian The S&P(R) Target 10 Fund, JNL/Curian Global Target 15 Fund, JNL/Curian Target 25 Fund, JNL/Curian Target Small-Cap Fund, JNL/Curian Technology Sector Fund, JNL/Curian
Pharmaceutical/Healthcare Sector Fund, JNL/Curian Financial Sector Fund, JNL/Curian Energy Sector Fund, JNL/Curian Consumer Brands Sector Fund, JNL/Curian Communications Sector Fund will be amended; and

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. The second paragraph under "2. Duties" on page 2 of the Agreement is hereby deleted and replaced in its entirety with the following:

         The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Managers, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Fund shall have no liability therefore. The Fund may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Funds, to the extent such approval is not required pursuant to an applicable exemption under the Act or otherwise.

         2. The names of the Funds are as follows:

                 JNL/Curian The DowSM Target 5 Fund
                 JNL/Curian The DowSM Target 10 Fund
                 JNL/Curian The S&P(R) Target 10 Fund
                 JNL/Curian Global Target 15 Fund
                 JNL/Curian Target 25 Fund JNL/Curian Target Small-Cap Fund JNL/Curian Technology Sector Fund
                 JNL/Curian Pharmaceutical/Healthcare Sector Fund
                 JNL/Curian Financial Sector Fund
                 JNL/Curian Energy Sector Fund
                 JNL/Curian Consumer Brands Sector Fund
                 JNL/Curian Communications Sector Fund

         3. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Fund will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------ ------------------------- ---------------
JNL/Curian The DowSM Target 5 Fund         All Assets              .43%
------------------------------------ ------------------------- ---------------
------------------------------------ ------------------------- ---------------
JNL/Curian The DowSM Target 10 Fund        All Assets              .43%
------------------------------------ ------------------------- ---------------
------------------------------------ ------------------------- ---------------
JNL/Curian The S&P(R) Target 10 Fund       All Assets              .43%
------------------------------------ ------------------------- ---------------
------------------------------------ ------------------------- ---------------
JNL/Curian Global Target 15 Fund           All Assets              .43%
------------------------------------ ------------------------- ---------------
------------------------------------ ------------------------- ---------------
JNL/Curian Target 25 Fund                  All Assets              .43%
------------------------------------ ------------------------- ---------------
------------------------------------ ------------------------- ---------------
JNL/Curian Target Small-Cap Fund           All Assets              .43%
------------------------------------ ------------------------- ---------------


                        JNL/Curian Technology Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                JNL/Curian Pharmaceutical/Healthcare Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                        JNL/Curian Financial Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                          JNL/Curian Energy Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                     JNL/Curian Consumer Brands Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

                      JNL/Curian Communications Sector Fund

 $0 to $500 million                           .52%
 $500 million to $1 billion                   .47%
 Over $1 billion                              .42%

         4. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the ____ day of ____________________, 2003.

                                  JNLNY VARIABLE FUND I LLC


                                  By:
                                       -----------------------------------------

                                  Name:    Robert A. Fritts
                                         ----------------------------

                                  Title:   President
                                          ------------------------------------


                                  JACKSON NATIONAL ASSET
                                  MANAGEMENT, LLC


                                  By:
                                       -----------------------------------------

                                  Name:    Mark D. Nerud
                                         ----------------------------

                                  Title:   Chief Financial Officer
                                          ---------------------------

                                    EXHIBIT F

                        INVESTMENT SUB-ADVISORY AGREEMENT


         This AGREEMENT is effective this 16th day of May 2002, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership and registered investment adviser ("Sub-Adviser").

         WHEREAS, Adviser is the investment manager for the JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund IV LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC and JNLNY Variable Fund II LLC (the "Funds"), open-end management investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Funds are authorized to issue separate funds, each fund having its own investment objective or objectives, policies and limitations;

         WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the Funds listed on Schedule A hereto ("Funds").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     a) each Fund's Certificate of Formation, as filed with the Secretary of the State of Delaware on October 13, 1998 (May 19, 2000 for JNL Variable Fund IV LLC), and all amendments thereto or restatements thereof (such Certificate of Formation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Certificate of Formation");

     b)   each Fund's Operating Agreement and amendments thereto;

     c)   resolutions   of  the  Funds'  Board  of  Managers   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Funds' Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Funds' Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f)   the  Funds'  most  recent   prospectus  and  Statement  of  Additional
          Information (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Funds' Board of Managers and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of each Fund's Certificate of Formation and Operating Agreement, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to Board of Managers and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of
     Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, including an affiliated broker-dealer which is a member of a national securities exchange as permitted in accordance with guidelines established by the Board of Managers. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Funds, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     d) will report regularly to Adviser and to the Board of Managers and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Managers on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     e) will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Funds' Board of Managers such periodic and special reports as the Board of Managers or Adviser may request;

     f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     g) will treat confidentially and as proprietary information of Funds all such records and other information relative to the Funds maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Funds, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds; and

     h) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Funds.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon the Funds' request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Funds, excluding the net assets representing capital contributed by Jackson National Separate Account - I, Jackson National Separate Account III, Jackson National Separate Account IV, Jackson National Separate Account V, JNLNY Separate Account I and JNLNY Separate Account II, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any client comparable to the Funds being managed under this Agreement at a composite rate of compensation less than that provided for herein.

7. Services to Others. Adviser understands, and has advised the Funds' Board of Managers, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable  to each.  Adviser  recognizes,  and has advised  Funds' Board of
     Managers, that in some cases this procedure may adversely affect the size of the position that the participating Funds may obtain in a particular security. In addition, Adviser understands, and has advised Fund's Board of Managers, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     The Sub-Adviser represents that it will not enter into any advisory/sub-advisory relationships with respect to variable life insurance or variable annuity funding options with any person or entity, other than the persons or entities set forth on Schedule C, and affiliates of such companies until January 1, 2003.

8. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services pursuant to this Agreement.

9. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Funds and to the Funds which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (2) may be based upon a failure to comply with Section 3 of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Funds, or any affiliated person of the Adviser or Funds by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

10. Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect until May 16, 2003. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Funds' Board of Managers or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Members of the Funds' Board of Managers who are not interested persons of the Funds, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Funds or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The names "JNL Variable Fund LLC," "JNL Variable Fund III LLC," "JNL Variable Fund IV LLC," "JNL Variable Fund V LLC," "JNLNY Variable Fund I LLC," "JNLNY Variable Fund II LLC" and the terms "Members of the JNL Variable Fund LLC's Board of Managers," Members of the JNL Variable Fund III LLC's Board of Managers," Members of the JNL Variable Fund IV LLC's Board of Managers," Members of the JNL Variable Fund V LLC's Board of Managers," Members of the JNLNY Variable I Fund LLC's Board of Managers" and Members of the JNLNY Variable Fund II LLC's Board of Managers" refer respectively to the Funds created by, and the Members of the Board of Managers, as members but not individually or personally, acting from time to time under, the Operating Agreements, to which reference is hereby made, and to any and all amendments thereto. The obligations of the Funds entered in the name or on behalf thereof by any of the Members of the Funds' Board of Managers, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Members, interest holders or representatives of the Funds personally, but bind only the assets of the Funds, and persons dealing with the Funds must look solely to the assets of the Funds belonging to such Fund for the enforcement of any claims against Funds.

14.  Representations and Warranties of the Sub-Adviser.

     The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that is has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 16th day of May 2002.

                                    JACKSON NATIONAL ASSET MANAGEMENT, LLC

                                    By:      /s/ Andrew B. Hopping
                                       -----------------------------------------

                                    Name:    Andrew B. Hopping
                                         ------------------------------

                                    Title:   President
                                          --------------------------------------


                                    FIRST TRUST ADVISORS L.P.

                                    By:      /s/ James A. Bowen
                                       -----------------------------------------

                                    Name:    James A. Bowen
                                         ---------------------------------------

                                    Title:   President
                                          --------------------------------------

                                   SCHEDULE A
                               DATED MAY 16, 2002

                                     (Funds)

                              JNL VARIABLE FUND LLC
                            JNLNY VARIABLE FUND I LLC

                     First Trust/JNL The DowSM Target 5 Fund
                     First Trust/JNL The DowSM Target 10 Fund
                     First Trust/JNL The S&P(R) Target 10 Fund
                     First Trust/JNL Global Target 15 Fund
                     First Trust/JNL Target 25 Fund
                     First Trust/JNL Target Small-Cap Fund
                     First Trust/JNL Technology Sector Fund
                     First Trust/JNL Pharmaceutical/Healthcare Sector Fund First Trust/JNL Financial Sector Fund
                     First Trust/JNL Energy Sector Fund
                     First Trust/JNL Leading Brands Sector Fund
                     First Trust/JNL Communications Sector Fund

                            JNL VARIABLE FUND III LLC
                            JNL VARIABLE FUND IV LLC
                             JNL VARIABLE FUND V LLC
                           JNLNY VARIABLE FUND II LLC

                    First/JNL Trust The DowSM Target 10 Fund

                                   SCHEDULE B
                               DATED MAY 16, 2002

                                 (Compensation)


                     FIRST TRUST/JNL THE DOWSM TARGET 5 FUND
                    FIRST TRUST/JNL THE DOWSM TARGET 10 FUND
                    FIRST TRUST/JNL THE S&P(R) TARGET 10 FUND
                      FIRST TRUST/JNL GLOBAL TARGET 15 FUND
                         FIRST TRUST/JNL TARGET 25 FUND
                      FIRST TRUST/JNL TARGET SMALL CAP FUND

    Assets                                         Annual Rate
    ------                                         -----------
   All Assets                                      .20%



                     FIRST TRUST/JNL TECHNOLOGY SECTOR FUND

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
$0 to $500 million                                 .35%
$500 million to $1 billion                         .30%
Over $1 billion                                    .25%

              FIRST TRUST/JNL PHARMACEUTICAL/HEALTHCARE SECTOR FUND

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
$0 to $500 million                                 .35%
$500 million to $1 billion                         .30%
Over $1 billion                                    .25%

                      FIRST TRUST/JNL FINANCIAL SECTOR FUND

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
$0 to $500 million                                 .35%
$500 million to $1 billion                         .30%
Over $1 billion                                    .25%

                       FIRST TRUST/JNL ENERGY SECTOR FUND

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
$0 to $500 million                                 .35%
$500 million to $1 billion                         .30%
Over $1 billion                                    .25%

                   FIRST TRUST/JNL COMMUNICATIONS SECTOR FUND

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
$0 to $500 million                                 .35%
$500 million to $1 billion                         .30%
Over $1 billion                                    .25%

                   FIRST TRUST/JNL LEADING BRANDS SECTOR FUND

Average Daily Net Assets                           Annual Rate
------------------------                           -----------
$0 to $500 million                                 .35%
$500 million to $1 billion                         .30%
Over $1 billion                                    .25%

                                   SCHEDULE C
                               DATED MAY 16, 2002




                    The Ohio National Life Insurance Company
                           PFL Life Insurance Company
                   America Skandia Life Assurance Corporation
                                      AEGON

                                    EXHIBIT G

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT


         This AGREEMENT is effective this ____ day of ___________, 2003, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and CURIAN CAPITAL LLC, a Michigan limited liability corporation and registered investment adviser ("Sub-Adviser").

         WHEREAS, Adviser is the investment manager for the JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC (the "Funds"), open-end management investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Funds are authorized to issue separate funds, each fund having its own investment objective or objectives, policies and limitations;

         WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the Funds listed on Schedule A hereto ("Funds").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     a) each Fund's Certificate of Formation, as filed with the Secretary of the State of Delaware on October 13, 1998 for JNL Variable Fund LLC and filed on January 26, 1999 for JNL Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC, and all amendments thereto or restatements thereof (such Certificate of Formation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Certificate of Formation");

     b)   each Fund's Operating Agreement and amendments thereto;

     c)   resolutions   of  the  Funds'  Board  of  Managers   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) each Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) each Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f) each Fund's most recent prospectus and Statement of Additional Information (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Funds' Board of Managers and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of each Fund's Certificate of Formation and Operating Agreement, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to Board of Managers and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of
     Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, including an affiliated broker-dealer which is a member of a national securities exchange as permitted in accordance with guidelines established by the Board of Managers. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Funds, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     d) will report regularly to Adviser and to the Funds' Board of Managers and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Managers on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     e) will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Funds' Board of Managers such periodic and special reports as the Board of Managers or Adviser may request;

     f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     g) will treat confidentially and as proprietary information of Funds all such records and other information relative to the Funds maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Funds, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds; and

     h) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Funds.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon the Funds' request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any client comparable to the Funds being managed under this Agreement at a composite rate of compensation less than that provided for herein.

7. Services to Others. Adviser understands, and has advised the Funds' Board of Managers, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable  to each.  Adviser  recognizes,  and has advised  Funds' Board of
     Managers, that in some cases this procedure may adversely affect the size of the position that the participating Funds may obtain in a particular security. In addition, Adviser understands, and has advised Fund's Board of Managers, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services pursuant to this Agreement.

9. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Funds and to the Funds which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (2) may be based upon a failure to comply with Section 3 of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Funds, or any affiliated person of the Adviser or Funds by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

10. Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect until ______________________. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Funds' Board of Managers or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Members of the Funds' Board of Managers who are not interested persons of the Funds, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Funds or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The names "JNL Variable Fund LLC," "JNL Variable Fund III LLC," "JNL Variable Fund V LLC," and "JNLNY Variable Fund I LLC," and the terms "Members of the JNL Variable Fund LLC's Board of Managers," "Members of the JNL Variable Fund III LLC's Board of Managers," "Members of the JNL Variable Fund V LLC's Board of Managers," and "Members of the JNLNY Variable I Fund LLC's Board of Managers" refer respectively to the Funds created by, and the Members of the Board of Managers, as members but not individually or personally, acting from time to time under, the Operating Agreements, to which reference is hereby made, and to any and all amendments thereto. The obligations of the Funds entered in the name or on behalf thereof by any of the Members of the Funds' Board of Managers, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Members, interest holders or representatives of the Funds personally, but bind only the assets of the Funds, and persons dealing with the Funds must look solely to the assets of the Funds belonging to such Fund for the enforcement of any claims against Funds.

14.  Representations and Warranties of the Sub-Adviser.

     The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this _____ day of ________________, 2003.

                             JACKSON NATIONAL ASSET MANAGEMENT, LLC

                             By:
                                -----------------------------------------

                             Name:    Mark Nerud
                                  ---------------------------------------

                             Title:   Chief Financial Officer
                                   --------------------------------------


                             CURIAN CAPITAL LLC

                             By:
                                -----------------------------------------

                             Name:
                                  ---------------------------------------

                             Title:
                                   --------------------------------------

                                   SCHEDULE A
                         DATED ________________________

                                     (Funds)

                              JNL VARIABLE FUND LLC
                            JNLNY VARIABLE FUND I LLC

                       JNL/Curian The DowSM Target 5 Fund
                       JNL/Curian The DowSM Target 10 Fund
                       JNL/Curian The S&P(R) Target 10 Fund
                       JNL/Curian Global Target 15 Fund
                       JNL/Curian Target 25 Fund
                       JNL/Curian Target Small-Cap Fund
                       JNL/Curian Technology Sector Fund
                       JNL/Curian Pharmaceutical/Healthcare Sector Fund JNL/Curian Financial Sector Fund
                       JNL/Curian Energy Sector Fund
                       JNL/Curian Consumer Brands Sector Fund
                       JNL/Curian Communications Sector Fund

                            JNL VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC

                       JNL/Curian The DowSM Target 10 Fund

                                   SCHEDULE B
                         DATED ________________________

                                 (Compensation)


                       JNL/CURIAN THE DOWSM TARGET 5 FUND
                       JNL/CURIAN THE DOWSM TARGET 10 FUND
                      JNL/CURIAN THE S&P(R) TARGET 10 FUND
                        JNL/CURIAN GLOBAL TARGET 15 FUND
                            JNL/CURIAN TARGET 25 FUND
                        JNL/CURIAN TARGET SMALL CAP FUND

    Assets                                        Annual Rate
    ------                                        -----------
  All Assets                                        .18%

                        JNL/CURIAN TECHNOLOGY SECTOR FUND

Average Daily Net Assets                          Annual Rate
------------------------                          -----------
$0 to $500 million                                   .315%
$500 million to $1 billion                           .270%
Over $1 billion                                      .225%

                JNL/CURIAN PHARMACEUTICAL/HEALTHCARE SECTOR FUND

Average Daily Net Assets                          Annual Rate
------------------------                          -----------
$0 to $500 million                                   .315%
$500 million to $1 billion                           .270%
Over $1 billion                                      .225%

                        JNL/CURIAN FINANCIAL SECTOR FUND

Average Daily Net Assets                          Annual Rate
------------------------                          -----------
$0 to $500 million                                   .315%
$500 million to $1 billion                           .270%
Over $1 billion                                      .225%

                          JNL/CURIAN ENERGY SECTOR FUND

Average Daily Net Assets                          Annual Rate
------------------------                          -----------
$0 to $500 million                                   .315%
$500 million to $1 billion                           .270%
Over $1 billion                                      .225%

                      JNL/CURIAN COMMUNICATIONS SECTOR FUND

Average Daily Net Assets                          Annual Rate
------------------------                          -----------
$0 to $500 million                                   .315%
$500 million to $1 billion                           .270%
Over $1 billion                                      .225%

                     JNL/CURIAN CONSUMER BRANDS SECTOR FUND

Average Daily Net Assets                          Annual Rate
------------------------                          -----------
$0 to $500 million                                   .315%
$500 million to $1 billion                           .270%
Over $1 billion                                      .225%

                                    EXHIBIT H

                     AMENDED SECTOR FUND INVESTMENT POLICIES

JNL/CURIAN TECHNOLOGY SECTOR FUND

CURRENT POLICY: Under normal circumstances, the Technology Sector Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks issued by technology companies.

AMENDED POLICY: The Technology Sector Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones US Technology Index. The Technology Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the Dow Jones US Technology Index in proportion to their market capitalization weighting in the Dow Jones US Technology Index. The Fund will utilize the passive investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the index will violate the diversification requirements of the Internal Revenue Code. In such cases, the excess weight of any security that will cause the Fund to be in violation of the diversification requirements will be allocated to the other securities in the Fund.

JNL/CURIAN PHARMACEUTICAL/HEALTHCARE SECTOR FUND

CURRENT POLICY: Under normal circumstances, the Pharmaceutical/Healthcare Sector Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks issued by pharmaceutical or healthcare companies.

AMENDED POLICY: The Pharmaceutical/Healthcare Sector Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones US Healthcare Index. The Pharmaceutical/Healthcare Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the Dow Jones US Healthcare Index in proportion to their market capitalization weighting in the Dow Jones US Healthcare Index. The Fund will utilize the passive investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the index will violate the diversification requirements of the Internal Revenue Code. In such cases, the excess weight of any security that will cause the Fund to be in violation of the diversification requirements will be allocated to the other securities in the Fund.

JNL/CURIAN FINANCIAL SECTOR FUND

CURRENT POLICY: Under normal circumstances, the Financial Sector Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of companies in the financial sector, which may include money center banks, major regional banks, financial and investment service providers and insurance companies.

AMENDED POLICY: The Financial Sector Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones US Financial Index. The Financial Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the Dow Jones US Financial Index in proportion to their market capitalization weighting in the Dow Jones US Financial Index. The Fund will utilize the passive investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the index will violate the diversification requirements of the Internal Revenue Code. In such cases, the excess weight of any security that will cause the Fund to be in violation of the diversification requirements will be allocated to the other securities in the Fund.

JNL/CURIAN ENERGY SECTOR FUND

CURRENT POLICY: Under normal circumstances, the Energy Sector Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of energy industry companies, including integrated oil, oil field services and equipment, oil and gas production, natural gas, independent power producers and utilities.

AMENDED POLICY: The Energy Sector Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones US Energy Index. The Energy Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the Dow Jones US Energy Index in proportion to their market capitalization weighting in the Dow Jones US Energy Index. The Fund will utilize the passive investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the index will violate the diversification requirements of the Internal Revenue Code. In such cases, the excess weight of any security that will cause the Fund to be in violation of the diversification requirements will be allocated to the other securities in the Fund.

JNL/CURIAN CONSUMER BRANDS SECTOR FUND (FORMERLY FIRST TRUST/JNL LEADING BRANDS SECTOR FUND)

CURRENT POLICY: Under normal circumstances, the Leading Brands Sector Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of companies considered by the sub-adviser to be leaders in the consumer goods industry.

AMENDED POLICY: The Consumer Brands Sector Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones US Consumer, Cyclical Index. The Consumer Brands Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the Dow Jones US Consumer, Cyclical Index in proportion to their market capitalization weighting in the Dow Jones US Consumer, Cyclical Index. The Fund will utilize the passive investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the index will violate the diversification requirements of the Internal Revenue Code. In such cases, the excess weight of any security that will cause the Fund to be in violation of the diversification requirements will be allocated to the other securities in the Fund.

JNL/CURIAN COMMUNICATIONS SECTOR FUND

CURRENT POLICY: Under normal circumstances, the Communications Sector Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of companies in the communications industry. These companies may include domestic and international companies involved in cable television, computer networking, communications equipment, communications services and wireless communications.

AMENDED POLICY: The Communications Sector Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones US Telecommunications Index. The Communications Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the Dow Jones US Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones US Telecommunications Index. The Fund will utilize the passive investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the index will violate the diversification requirements of the Internal Revenue Code. In such cases, the excess weight of any security that will cause the Fund to be in violation of the diversification requirements will be allocated to the other securities in the Fund.

                                    EXHIBIT I

                           CONDITIONS OF THE SEC ORDER

Conditions Applicable to All Funds Relying on the Requested Order
-----------------------------------------------------------------

1. Before a Fund may rely on the requested order, the operation of the Fund in the manner described in the Application will be approved by a majority of the Fund's outstanding voting securities or, in the case of a Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the initial shareholder(s) of the Fund before shares of the Fund are offered to the public.

2. Each Fund will disclose in its prospectus the existence, substance and effect of any order granted pursuant to the application. In addition, each Fund will hold itself out to the public as employing the management structure described in the application. Each Fund's prospectus will prominently disclose that the Manager [i.e., JNAM] has ultimate responsibility (subject to oversight by the Board) to oversee the Advisers [i.e., the sub-advisers to the Funds] and recommend their hiring, termination and replacement.

3. Within 90 days of the hiring of any new Adviser, the Manager will furnish shareholders of the affected Fund all information about the new Adviser that would be included in a proxy statement, except as modified by the order to permit Aggregate Fee Disclosure. This information will include the Aggregate Fee Disclosure and any change in such disclosure caused by the addition of the new Adviser. The Manager will satisfy this condition by providing shareholders with an Information Statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act, except as modified by the order to permit Aggregate Fee Disclosure.

4. The Manager will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, and, subject to the review and approval by the Board will: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend Advisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among Advisers; (d) monitor and evaluate the performance of the Advisers; and (e) implement procedures reasonably designed to ensure that the Advisers comply with each Fund's investment objective, policies and restrictions.

5. The Manager will not enter into an Advisory Agreement with any Affiliated Adviser without that Advisory Agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

6. When a change in Adviser is proposed for a Fund with an Affiliated Adviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or Affiliated Adviser derives an inappropriate advantage.

7. At all times, a majority of each Board will be Independent Directors, subject only to the suspension of this requirement for the death, disqualification or bona fide resignation of directors as provided in Rule 10e-1 under the [1940] Act, and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

8. No director or officer of a Fund or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in an Adviser except for:
(a) ownership of interests in the Manager, or (b) ownership of less that 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is an Adviser or an entity that controls, is controlled by, or is under common control with an Adviser.

Additional   Conditions  Applicable  to  Funds  Relying  on  the  Aggregate  Fee
Disclosure Relief of the Requested Order
----------------------------------------

9. Each Fund will disclose in its registration statement the respective Aggregate Fee Disclosure.


10. Independent legal counsel knowledgeable about the Act and the duties of Independent Directors, will be engaged to represent the Independent Directors. The selection of such counsel will be within the discretion of the then-existing Independent Directors.


11. The Manager will provide the Board, no less frequently than quarterly, with information about the Manager's profitability for each Fund relying on the relief requested in the application. This information will reflect the impact on profitability of the retention or termination of any Adviser during the applicable quarter.


12. Whenever an Adviser to a particular Fund is hired or terminated, the Manager will provide the applicable Fund's Board with information showing the expected impact on the Manager's profitability.

                                      PROXY

                              JNL Variable Fund LLC
                            JNL Variable Fund III LLC
                             JNL Variable Fund V LLC
                            JNLNY Variable Fund I LLC
                    Special Joint Meeting of Interest Holders

                                December 1, 2003

         This Proxy shall be voted on the proposals described below and in the accompanying Proxy Statement as specified below. The undersigned hereby appoints _______________, _____________, and ______________, or any one of them, as attorneys, with full power of substitution, to vote the interests of the Funds of the limited liability companies listed above that the undersigned, on behalf of the separate accounts listed below, is entitled to vote at the Special Joint Meeting of Interest Holders to be held at 1 Corporate Way, Lansing, MI 48951 at 11:00 a.m., local time and at any adjournments of such meeting, as follows:

1. To vote on the election of two additional Managers to the Boards of Managers, each of whom will serve until his successor is elected and qualified:

a. To the Board of Managers of JNL Variable Fund LLC

                                                              FOR      AGAINST          ABSTAIN

     (01) Joseph Frauenheim                               __________   __________       __________
     (02) Richard D. McLellan                             __________   __________       __________

b. To the Board of Managers of JNL Variable Fund III LLC

                                                              FOR      AGAINST          ABSTAIN

     (01) Joseph Frauenheim                               __________   __________       __________
     (02) Richard D. McLellan                             __________   __________       __________

c. To the Board of Managers of JNL Variable Fund V LLC

                                                              FOR      AGAINST          ABSTAIN

     (01) Joseph Frauenheim                               __________   __________       __________
     (02) Richard D. McLellan                             __________   __________       __________

d. To the Board of Managers of JNLNY Variable Fund I LLC

                                                              FOR      AGAINST          ABSTAIN

     (01) Joseph Frauenheim                               __________   __________       __________
     (02) Richard D. McLellan                             __________   __________       __________

2. To approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act approving a Rule 12b-1 fee for the Funds listed below:

-------------------------------------------------------------------- --------------- --------------- ----------------
                               FUND                                       FOR           AGAINST          ABSTAIN
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL Variable Fund LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 5 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The S&P(R) Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Global Target 15 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target 25 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target Small-Cap Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Technology Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Pharmaceutical/Healthcare Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Financial Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Energy Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Leading Brands Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Communications Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL VARIABLE FUND III LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The Dow (SM)Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL VARIABLE FUND V LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNLNY VARIABLE FUND I LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The S&P(R) Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Global Target 15 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target 25 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target Small-Cap 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------

3. To approve a change in sub-adviser and the new Investment Sub-Advisory
Agreement between Jackson National Asset Management, LLC ("JNAM"), the Funds' adviser, and Curian Capital LLC ("Curian"), for Curian to serve as sub-adviser to the Funds listed below:

-------------------------------------------------------------------- --------------- --------------- ----------------
                               FUND                                       FOR           AGAINST          ABSTAIN
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL Variable Fund LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 5 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The S&P(R) Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Global Target 15 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target 25 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target Small-Cap Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Technology Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Pharmaceutical/Healthcare Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Financial Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Energy Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Leading Brands Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Communications Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL VARIABLE FUND III LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL VARIABLE FUND V LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNLNY VARIABLE FUND I LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The S&P(R) Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Global Target 15 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target 25 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target Small-Cap 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------

4. To approve an arrangement and a related amendment to the Investment Advisory and Management Agreement for each Fund listed below permitting the Funds' investment adviser, with Board approval, to enter into or amend any sub-advisory agreement with an unaffiliated sub-adviser without interest holder approval.

-------------------------------------------------------------------- --------------- --------------- ----------------
                               FUND                                       FOR           AGAINST          ABSTAIN
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL Variable Fund LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 5 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The S&P(R) Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Global Target 15 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target 25 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target Small-Cap Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Technology Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Pharmaceutical/Healthcare Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Financial Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Energy Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Leading Brands Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Communications Sector Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL VARIABLE FUND III LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNL VARIABLE FUND V LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
JNLNY VARIABLE FUND I LLC
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The DowSM Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL The S&P(R) Target 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Global Target 15 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target 25 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------
-------------------------------------------------------------------- --------------- --------------- ----------------
     First Trust/JNL Target Small-Cap 10 Fund
-------------------------------------------------------------------- --------------- --------------- ----------------

THE INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL
FOR WHICH NO CHOICE IS INDICATED.

                                    Dated: ___________, 2003

                                    Jackson National Life Insurance Company [of New York]


                                    ------------------------------------
                                    Name and Title of Authorized Officer

                                    ------------------------------------
                                    Signature of Authorized Officer

Name(s) of Separate Account(s)
Of the Insurance Company Owning Interests in the Funds:
     [Jackson National Separate Account I]
     [Jackson National Separate Account III]
     [Jackson National Separate Account V]
     [JNLNY Separate Account I]

JNL VARIABLE FUND LLC
JNL VARIABLE FUND III LLC
JNL VARIABLE FUND V LLC
JNLNY VARIABLE FUND I LLC

EZVOTE(SM) CONSOLIDATED VOTING INSTRUCTION CARD
The top half of this form is your EzVote Consolidated Voting Instruction Card. It reflects all of your Variable Contracts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are giving instructions relating to all of these Variable Contracts in the same manner as indicated on the reverse side of the form. THIS ELIMINATES THE NEED TO VOTE EACH VARIABLE CONTRACT SEPARATELY.


MASTER  CONTROL NUMBER:
XXX  XXX  XXX  XXX  XX

INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
FOR THE SPECIAL MEETING OF INTEREST HOLDERS DECEMBER 1, 2003

The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York (the "Companies"), as issuers through their respective separate accounts of the Variable Contract(s) owned by the undersigned, to vote all the interests in each fund of JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, or JNLNY Variable Fund I LLC related to the Variable Contract(s) owned by the undersigned at the Special Joint Meeting of Interest Holders to be held on December 1, 2003, at 11:00 a.m. Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof ("Meeting"). THESE INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY, JOINTLY ON BEHALF OF ITS JACKSON NATIONAL SEPARATE ACCOUNTS I, III AND V, AND BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF OF ITS JNLNY SEPARATE ACCOUNT I.

THE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT(S) WILL VOTE THE INTERESTS RELATED THERETO AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Date _____________, 2003

------------------------------------------------------------------------
Signature (owner, trustee, custodian, etc.)          (Please sign in box)

Please sign exactly as name appears hereon. If Variable Contracts are held in the name of two or more persons, both should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Contract owner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

JNL VF EZ

IF VOTING THE CONSOLIDATED CARD DO NOT SIGN, DATE OR RETURN INDIVIDUAL BALLOTS.

FAST, CONVENIENT VOTING OPTIONS

o GIVE INSTRUCTIONS BY TELEPHONE. Call our toll-free dedicated voting number 1-888-221-0697. The voting site is open 24 hours a day, 7 days a week. Enter your MASTER CONTROL NUMBER shown and follow the recorded instructions. You may give instructions with respect to all Funds and Variable Contracts at once or for each Fund under each Variable Contract separately. Your instructions will be confirmed at the end of the call.

o GIVE INSTRUCTIONS ON THE INTERNET. Log on to our Internet voting web site - www.proxyweb.com and enter your MASTER CONTROL NUMBER. Follow the on-screen instructions. You may give instructions with respect to all Funds and Variable Contracts at once or for each Fund under each Variable Contract separately. You may request confirmation of your instructions.

     INDIVIDUAL BALLOTS

     TO GIVE INSTRUCTIONS FOR EACH FUND AND VARIABLE CONTRACT SEPARATELY. On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each Investment Division under each of your Variable Contracts. IF YOU HAVE VOTED THE CONSOLIDATED VOTING INSTRUCTION CARD ABOVE, YOU DO NOT VOTE THESE INDIVIDUAL BALLOTS. If you wish to give instructions with respect to each Fund under each Variable Contract separately, sign the signature box below, mark each individual ballot to indicate your instructions, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you elect to give instructions with respect to each Fund under each Variable Contract separately, DO NOT RETURN the Consolidated Voting Instruction Card above.

SIGN AND DATE BELOW IF YOU ARE GIVING INSTRUCTIONS FOR EACH FUND AND VARIABLE CONTRACT SEPARATELY.

Date ____________, 2003

------------------------------------------------------------------------
Signature (owner, trustee, custodian, etc.)          (Please sign in box)

Please sign exactly as name appears hereon. If Variable Contracts are held in the name of two or more persons, both should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Contract owner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

JNL VF IND

EZVOTE(SM) CONSOLIDATED VOTING INSTRUCTION CARD

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

YOUR INSTRUCTIONS ARE IMPORTANT.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE OTHER SIDE OF THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK.

1. To vote on the election of two additional Managers to the Board of Managers, each of whom will serve until his successor is elected and qualified:

(01) Joseph Frauenheim                (02) Richard D. McLellan

--------------------------------------------------------------------------------
*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*


2. To approve a Rule 12b-1 plan pursuant to Rule 12b-1 under the 1940 Act for each Fund.

FOR      AGAINST    ABSTAIN

3. To approve a change in sub-adviser and the new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM"), the Funds' adviser, and Curian Capital LLC ("Curian"), for Curian to serve as sub-adviser to each Fund.

FOR      AGAINST    ABSTAIN

4. To approve an arrangement and a related amendment to the Investment Advisory and Management Agreement for each Fund permitting the Funds' investment adviser, with Board approval, to enter into or amend any sub-advisory agreement with an unaffiliated sub-adviser without interest holder approval.

FOR      AGAINST    ABSTAIN

JNL VF EZ

THIS CONSOLIDATED VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

       DETACH CONSOLIDATED VOTING INSTRUCTION CARD AT PERFORATION BELOW.

INDIVIDUAL BALLOTS
(Fund and Contract Number indicated at top of each Individual Ballot.)

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST    ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST    ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST    ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------

JNL VF IND

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

INDIVIDUAL BALLOTS
(Fund and Contract Number indicated at top of each Individual Ballot.)

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW. ------

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
--------------------------------------------------------------------------------

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------
XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT# __________________________

FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. RULE 12B-1 PLAN UNDER RULE 12B-1.

FOR      AGAINST  ABSTAIN

3. CHANGE IN SUB-ADVISER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

FOR      AGAINST  ABSTAIN

4. ARRANGEMENT AND A RELATED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT REGARDING THE REPLACEMENT OF SUB-ADVISERS.

FOR      AGAINST  ABSTAIN
-------------------------------------------------------------------------------

JNL VF IND

JNL VARIABLE FUND LLC
JNL VARIABLE FUND III LLC
JNL VARIABLE FUND V LLC
JNLNY VARIABLE FUND I LLC

YOUR INSTRUCTIONS ARE IMPORTANT.

FAST, CONVENIENT VOTING OPTIONS!

o GIVE INSTRUCTIONS BY TELEPHONE. Call our toll-free dedicated voting number 1-888-221-0697. The voting site is open 24 hours a day, 7 days a week. Enter your CONTROL NUMBER shown and follow the recorded instructions. Your instructions will be confirmed at the end of the call.

o GIVE INSTRUCTIONS ON THE INTERNET. Log on to our Internet voting web site - WWW.PROXYWEB.COM and enter your CONTROL NUMBER. Follow the on-screen instructions. You may request confirmation of your instructions.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK FOR THE SPECIAL MEETING OF INTEREST HOLDERS DECEMBER 1, 2003

*** CONTROL NUMBER: 999   999   999   999   99   ***

FUND NAME PRINTS HERE

The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York (the "Companies"), as issuers through their respective separate accounts of the Variable Contract owned by the undersigned, to vote all the interests in each fund of JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, or JNLNY Variable Fund I LLC related to the Variable Contract owned by the undersigned at the Special Joint Meeting of Interest Holders to be held on December 1, 2003, at 11:00 a.m. Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof ("Meeting"). THESE INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY, JOINTLY ON BEHALF OF ITS JACKSON NATIONAL SEPARATE ACCOUNTS I, III AND V, AND BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF OF ITS JNLNY SEPARATE ACCOUNT I.

THE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT WILL VOTE THE INTERESTS RELATED THERETO AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Date ______________, 2003

----------------------------------------------------------------------------
Signature (owner, trustee, custodian, etc.)             (Please sign in box)

Please sign exactly as name appears hereon. If Variable Contracts are held in the name of two or more persons, both should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Contract owner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

JNL VF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK.

1. To vote on the election of two additional Managers to the Board of Managers, each of whom will serve until his or her successor is elected and qualified:

(01) Joseph Frauenheim          (02) Richard D. McLellan


FOR      WITHHOLD          FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

--------------------------------------------------------------------------------
*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.


2. To approve a Rule 12b-1 plan pursuant to Rule 12b-1 under the 1940 Act for each Fund.

FOR      AGAINST    ABSTAIN


3. To approve a change in sub-adviser and the new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM"), the Funds' adviser, and Curian Capital LLC "Curian"), for Curian to serve as sub-adviser to each Fund.

FOR      AGAINST    ABSTAIN


4. To approve an arrangement and a related amendment to the Investment Advisory and Management Agreement for each Fund permitting the Funds' investment adviser, with Board approval, to enter into or amend any sub-advisory agreement with an unaffiliated sub-adviser without interest holder approval.

FOR      AGAINST    ABSTAIN


THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

JNL VF

                                    APPENDIX

September 29, 2003



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C.  20549


Commissioners:

We have read the statements (copy attached) made by the entities in the attached list, which we understand will be filed with the Commission pursuant to Item 9a of Schedule 14A. We agree with the statements concerning our Firm in such Schedules 14A.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Enclosures:

Attachment A - List of JNL Entities
Attachment B - Form of Statements by Registrants

                                                                    Attachment A


--------------------------------------- --------------------------------------
                                          Commission File Number (1940 Act)
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
     JNL Series Trust                               811-8894
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
     JNL Variable Fund LLC                          811-09121
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
     JNL Variable Fund III LLC                      811-09369
--------------------------------------- --------------------------------------
--------------------------------------- --------------------------------------
     JNL Variable Fund V LLC                        811-09367
--------------------------------------- --------------------------------------

                                                                    Attachment B


Former Independent Public Accountants

On May 24, 2001 the Board of Managers/Trustees ratified the termination of PricewaterhouseCoopers LLP ("PWC") as the Companies' independent accountants. PWC did not report on the Companies' financial statements for 2002 or 2001, because it was replaced by KPMG LLP as the Companies' independent accountants. There were no disagreements between the Companies' management and PWC prior to their termination. The Board first approved the appointment of KPMG LLP as the Companies' independent accountants on May 24, 2001.